    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 1997



                                             1933 ACT REGISTRATION NO. 333-18685

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14


               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [X]
            PRE-EFFECTIVE AMENDMENT NO. 1              [X]
          POST-EFFECTIVE AMENDMENT NO. ____            [ ]


                             ---------------------

                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------

            RONALD A. NYBERG, ESQ.                               COPIES TO:
          EXECUTIVE VICE PRESIDENT,                        WAYNE W. WHALEN, ESQ.
        GENERAL COUNSEL AND SECRETARY                       THOMAS A. HALE, ESQ.
      VAN KAMPEN AMERICAN CAPITAL, INC.             SKADDEN, ARPS, SLATE, MEAGHER & FLOM
              ONE PARKVIEW PLAZA                                 (ILLINOIS)
       OAKBROOK TERRACE, ILLINOIS 60181                       333 WEST WACKER
   (Name and Address of Agent for Service)                CHICAGO, ILLINOIS 60606

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     PURSUANT TO THE PROVISIONS OF RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES AND INTENDS TO FILE A FORM 24F-2 WITH THE COMMISSION FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1996 ON OR BEFORE MARCH 1, 1997. THEREFORE, NO FILING FEE IS DUE AT THIS TIME.
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                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Cross Reference Sheet with respect to Van Kampen American Capital Equity
        Income Fund

     -- Questions and Answers to Shareholders of Van Kampen American Capital
        Balanced Fund

     -- Letter to Shareholders of Van Kampen American Capital Balanced Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen American Capital
        Balanced Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen American Capital Balanced Fund into Van Kampen American Capital Equity Income Fund

     -- Prospectus of the Van Kampen American Capital Equity Income Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen American Capital Balanced Fund into Van Kampen American Capital Equity Income Fund

     -- Part C Information

     -- Exhibits

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933

FORM N-14
 ITEM NO.                                                           PROSPECTUS/PROXY STATEMENT CAPTION*
----------                                                         -------------------------------------
PART A      INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.     Beginning of Registration Statement and Outside Front
              Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                     Prospectus/Proxy Statement
Item 2.     Beginning and Outside Back Cover Page of
              Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                     Prospectus/Proxy Statement
Item 3.     Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.     Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.     Information about the Registrant.....................  Outside front cover page of
                                                                     Prospectus/Proxy Statement;
                                                                     Summary; The Proposed
                                                                     Reorganization; Other Information;
                                                                     Exhibit A; Prospectus and Statement
                                                                     of Additional Information of the
                                                                     Equity Income Fund (incorporated by
                                                                     reference)
Item 6.     Information about the Company Being Acquired.........  Outside front cover page of
                                                                     Prospectus/Proxy Statement;
                                                                     Summary; Exhibit A; Prospectus and
                                                                     Statement of Additional Information
                                                                     of the Balanced Fund (incorporated
                                                                     by reference)
Item 7.     Voting Information...................................  Other Information; Voting Information
                                                                     and Requirements
Item 8.     Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.     Additional Information Required for Reoffering by
              Persons Deemed to be Underwriters..................  Not applicable
PART B      INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.    Cover Page...........................................  Cover Page
Item 11.    Table of Contents....................................  Table of Contents
Item 12.    Additional Information about the Registrant..........  Additional Information about the
                                                                     Equity Income Fund; Incorporation
                                                                     of Documents by Reference
Item 13.    Additional Information about the Company Being
              Acquired...........................................  Additional Information about the
                                                                     Balanced Fund; Incorporation of
                                                                     Documents by Reference
Item 14.    Financial Statements.................................  Financial Statements; Incorporation
                                                                     of Documents by Reference
PART C      OTHER INFORMATION
Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

---------------

 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                - FEBRUARY 1997 -

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                           BALANCED FUND SHAREHOLDERS

QUESTIONS
  & ANSWERS

Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q   WHY IS A SHAREHOLDER MEETING BEING HELD?

A   You are being asked to vote on a reorganization (the "Reorganization") of
Van Kampen American Capital Balanced Fund (the "Balanced Fund") into Van Kampen American Capital Equity Income Fund (the "Equity Income Fund"), a fund that pursues a similar investment objective.

Q   HOW WILL THE REORGANIZATION AFFECT ME?

A Assuming shareholders of the Balanced Fund approve the Reorganization, the assets and liabilities of the Balanced Fund will be combined with those of the Equity Income Fund, and you will become a shareholder of the Equity Income Fund. You will receive shares of the Equity Income Fund approximately equal in value at the time of issuance to your shares of the Balanced Fund. Holders of Class A shares of the Balanced Fund will receive Class A shares of the Equity Income Fund; holders of Class B shares of the Balanced Fund will receive Class B shares of the Equity Income Fund; and holders of Class C shares of the Balanced Fund will receive Class C shares of the Equity Income Fund.

Q   WHY IS THE REORGANIZATION BEING RECOMMENDED?

A   The purpose of the proposed Reorganization is to permit the shareholders of the Balanced Fund to (i) achieve certain economies of scale from the Equity Income Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q   WHO ADVISES THE EQUITY INCOME FUND AND PROVIDES OTHER SERVICES?

A   Van Kampen American Capital  Asset Management, Inc. (the "Equity Income
Adviser") provides advisory services to the Equity Income Fund under an arrangement that is substantially similar to that currently in effect between the Balanced Fund and Van Kampen American Capital Investment Advisory Corp. (the

"Balanced Adviser"). The contractual advisory fees payable by the Equity Income Fund are less than the contractual advisory fees applicable to the Balanced Fund.

Both the Equity Income Adviser and the Balanced Adviser are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"). Van Kampen American Capital Distributors, Inc. serves as distributor of shares of both the Equity Income Fund and the Balanced Fund. In addition, State Street Bank & Trust Company serves as the custodian of both the Equity Income Fund and the Balanced Fund. ACCESS Investor Services, Inc. serves as the transfer agent for both the Equity Income Fund and the Balanced Fund.

Q   HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE EQUITY INCOME FUND
COMPARE TO THOSE PAYABLE BY THE BALANCED FUND?

A   Management of the funds anticipates that, as a result of the Reorganization, shareholders of the Balanced Fund would be subject to lower investment advisory fees and lower total operating expenses as a percentage of net assets. The advisory fees and other operating expenses of the Balanced Fund are currently less than those of the Equity Income Fund but only because of voluntary expense waivers or reimbursements from the Balanced Adviser. There can be no assurance that the such waivers or reimbursements will continue for the Balanced Fund if the Reorganization is not completed.

Q   WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER TRANSACTION FEE IN
CONNECTION WITH THE REORGANIZATION?

A   You will pay no sales loads or commissions in connection with the
Reorganization. The costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne by the Balanced Adviser. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the Equity Income Fund acquired in the Reorganization will be measured from the earlier of the time
(i) the holder purchased such Class B shares or Class C shares from the Balanced Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen American Capital open-end fund and subsequently exchanged them for shares of the Balanced Fund.

Q   WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE EQUITY INCOME FUND? WHAT
HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A   If the Reorganization is approved, your interest in shares of the Balanced
Fund automatically will be converted into shares of the Equity Income Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Equity Income Fund approximately equal in value to your class of shares of the Balanced Fund. No certificates for Equity Income Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Balanced Fund, it is not necessary to return such certificates.

Q   WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A   The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986. If the Reorganization so qualifies, in general, a shareholder of the Balanced Fund will recognize no gain or loss upon the receipt solely of the shares of the Equity Income Fund in connection with the Reorganization. Additionally, the Balanced Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Equity Income Fund or as a result of its liquidation.

Q   WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE BALANCED FUND BEFORE THE
REORGANIZATION TAKES PLACE?

A   If you choose to redeem or exchange your shares of the Balanced Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan.

Q   WHERE DO I CALL FOR FURTHER INFORMATION?

A   Please call Investor Services at 1-800-421-5666 (TDD users call
1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION --
mark "For," "Against" or "Abstain"

OTHER BUSINESS - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                     SAMPLE

                                     PROXY
                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND
                        SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.  THE PROPOSAL TO APPROVE THE             FOR / /  AGAINST / /  ABSTAIN / /
    AGREEMENT AND PLAN OF
    REORGANIZATION XXXXXXXX.



2.  TO ACT UPON ANY AND ALL OTHER
    BUSINESS XXXXXXXX.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

DEAR VAN KAMPEN AMERICAN CAPITAL BALANCED FUND SHAREHOLDER:

  Enclosed is a proxy asking you to vote on the reorganization of your Balanced Fund into the Van Kampen American Capital Equity Income Fund, a mutual fund that pursues a similar investment objective. Upon shareholder approval, you would become a shareholder of the Equity Income Fund.

  The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/Proxy Statement.

  The reorganization proposal has been approved by the Trustees of the Balanced Fund, who recommend you vote "FOR" such proposal. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for March 13, 1997. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President

                          VAN KAMPEN AMERICAN CAPITAL
                                 BALANCED FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                 MARCH 13, 1997


  A Special Meeting of shareholders of Van Kampen American Capital Balanced Fund (the "Balanced Fund"), a series of Van Kampen American Capital Equity Trust (the "Equity Trust"), will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on March 13, 1997 at 1:00 p.m. (the "Special Meeting"), for the following purposes:


    (1) To approve an Agreement and Plan of Reorganization pursuant to which the Balanced Fund would (i) transfer all of its assets to the Van Kampen American Capital Equity Income Fund (the "Equity Income Fund") in exchange solely for Class A, B and C shares of beneficial interest of the Equity Income Fund and the Equity Income Fund's assumption of the liabilities of the Balanced Fund,
  (ii) distribute such shares of the Equity Income Fund to the holders of shares of the Balanced Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on January 23, 1997 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       Ronald A. Nyberg
                                       Secretary


February 3, 1997


                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS/PROXY STATEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.


                SUBJECT TO COMPLETION -- DATED FEBRUARY 3, 1997


                           PROSPECTUS/PROXY STATEMENT

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND


  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen American Capital Balanced Fund (the "Balanced Fund"), a series of Van Kampen American Capital Equity Trust (the "Equity Trust"), and relates to the special meeting of shareholders of the Balanced Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on March 13, 1997 at 1:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on January 23, 1997 are entitled to vote at the Special Meeting. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Balanced Fund (the "Reorganization") into the Van Kampen American Capital Equity Income Fund (the "Equity Income Fund"). The Reorganization would result in shareholders of the Balanced Fund in effect exchanging their Class A, B and C shares of the Balanced Fund for corresponding Class A, B and C shares of the Equity Income Fund. The purpose of the Reorganization is to permit the shareholders of the Balanced Fund to (i) achieve certain economies of scale from the Equity Income Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.


  The Equity Income Fund is an open-end, diversified management investment company organized as a Delaware business trust. The primary investment objective of the Equity Income Fund is to provide investors with the highest possible income consistent with safety of principal. An important secondary investment objective of the Equity Income Fund is to provide investors with long-term growth of capital. The investment objective of the Balanced Fund is to seek to provide investors with current income, while also seeking to provide investors with capital growth. There can be no assurance that the Equity Income Fund or the Balanced Fund will achieve its respective investment objective(s). The address, principal executive office and telephone number of both the Equity Income Fund and the Balanced Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to Balanced Fund shareholders on or about February 3, 1997.

                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
  PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Balanced Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the Equity Income Fund) and constitutes an offering of Class A, B and C shares of beneficial interest, par value $.01 per share, of the Equity Income Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated February 3, 1997, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Equity Income Fund Prospectus") and Statement of Additional Information containing additional information about the Equity Income Fund, each dated April 29, 1996, have been filed with the SEC and are incorporated herein by reference. A Prospectus (the "Balanced Fund Prospectus") and Statement of Additional Information containing additional information about the Balanced Fund, each dated October 28, 1996, have been filed with the SEC and are incorporated herein by reference. A copy of the Equity Income Fund Prospectus accompanies this Prospectus/Proxy Statement. Copies of any of the foregoing documents may be obtained without charge by calling or writing the Equity Income Fund or the Balanced Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE EQUITY INCOME FUND AND THE BALANCED FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Equity Trust on behalf of the Balanced Fund and the Equity Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Equity Trust on behalf of the Balanced Fund and the Equity Income Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Equity Trust on behalf of the Balanced Fund and the Equity Income Fund, each of which files such information electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


  The date of this Prospectus/Proxy Statement is February 3, 1997.

APPROVAL OF THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Balanced Fund (the "Balanced Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Balanced Fund. As a result of the Reorganization, shareholders of the Balanced Fund would acquire an interest in the Equity Income Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Balanced Fund Prospectus incorporated herein by reference and (ii) the Equity Income Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the Equity Income Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the Balanced Fund in connection with the proposed combination of the Balanced Fund with and into the Equity Income Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Equity Trust, on behalf of the Balanced Fund, and the Equity Income Fund (the "Agreement"). The Agreement provides that the Balanced Fund would (i) transfer all of its assets to the Equity Income Fund in exchange solely for Class A, B and C shares of the Equity Income Fund and the Equity Income Fund's assumption of the liabilities of the Balanced Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Balanced Board promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the Balanced Fund shares of the respective class of shares of the Equity Income Fund approximately equal in value to their existing shares of the Balanced Fund (collectively, the "Reorganization").

  The Balanced Board has unanimously determined that the Reorganization is in the best interests of shareholders of each class of shares of the Balanced Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Equity Income Fund (the "Equity Income Board") has unanimously determined that the Reorganization is in the best interests of the Equity Income Fund and that the interests of each class of shares of existing shareholders of the Equity Income Fund will not be diluted as a result of the Reorganization. The Balanced Board and the Equity Income Board unanimously approved the Reorganization and the Agreement on July 25, 1996.

  Management believes the shareholders of the Balanced Fund and its investment adviser are expected to be the primary beneficiaries of the Reorganization over time. The expenses associated with the proposed Reorganization, including the costs associated with this Special Meeting, will be borne by Van Kampen American Capital Investment Advisory Corp., the investment adviser of the Balanced Fund (the "Balanced Adviser"). The Balanced Board has determined that the arrangements regarding the payment of expenses and other charges relating to the Reorganization are fair and equitable.

  The Balanced Board is asking shareholders of the Balanced Fund to approve the Reorganization at the Special Meeting to be held on March 13, 1997. If shareholders of the Balanced Fund approve the Reorganization, it is expected that the Closing will be on March 21, 1997, but it may be at a different time as described herein.

  THE BALANCED BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  The Balanced Board believes that the proposed Reorganization would be in the best interests of the shareholders of the Balanced Fund because it would permit the shareholders of the Balanced Fund to (i) achieve certain economies of scale from the Equity Income Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the Balanced Fund, the Balanced Board considered a number of factors, including, but not limited to: (i) the capabilities and resources of the Equity Income Fund, its investment adviser and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the Balanced Fund and the Equity Income Fund before the Reorganization and the estimated expense ratios of the Equity Income Fund after the Reorganization; (iii) the comparative investment performance of the Balanced Fund and the Equity Income Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Balanced Fund shareholder interests; (v) the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred to complete the

Reorganization; (viii) the future growth prospects of the Balanced Fund; and
(ix) the anticipated tax consequences of the Reorganization.

  In this regard, the Balanced Board reviewed information provided by the Balanced Adviser and Van Kampen American Capital Asset Management, Inc. (the "Equity Income Adviser") relating to the anticipated impact to the shareholders of the Balanced Fund as a result of the Reorganization. The Balanced Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Balanced Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Balanced Fund with the assets of the Equity Income Fund should lead to reduced total operating expenses for shareholders of the Balanced Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The Equity Income Fund also pays lower investment advisory fees than the Balanced Fund when no expense waivers or reimbursements are in effect. The advisory fees and other operating expenses of the Balanced Fund are currently less than those of the Equity Income Fund but only because of such voluntary fee and expense waivers or reimbursements from the Balanced Adviser. There can be no assurance that such waivers or reimbursements will continue for the Balanced Fund if the Reorganization is not completed. Management anticipates that the reorganization would have a de minimis effect upon current shareholders of the Equity Income Fund.

  (2) Elimination of Separate Operations. Consolidating the Balanced Fund and the Equity Income Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. For example, the Balanced Fund and the Equity Income Fund currently are managed separately by different affiliated investment entities. Consolidating the separate operations of the Balanced Fund with those of the Equity Income Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the Equity Income Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for potentially greater portfolio diversity.

Based upon these and other factors, the Balanced Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Balanced Fund.

COMPARISON OF THE EQUITY INCOME FUND AND THE BALANCED FUND

  INVESTMENT OBJECTIVES AND POLICIES. The Equity Income Fund and the Balanced Fund have similar investment objectives. The primary investment objective of the Equity Income Fund is to provide investors with the highest possible income consistent with safety of principal. An important secondary investment objective of the Equity Income Fund is to provide investors with long-term growth of capital. The investment objective of the Balanced Fund is to seek to provide investors with current income, while also seeking to provide investors with capital growth. Each of the Equity Income Fund and the Balanced Fund seeks to achieve its respective investment objective(s) by investing in a diversified portfolio of equity and debt securities.

  Under normal market conditions, the Equity Income Fund invests at least 65% of its total assets in income-producing equity securities, which for purposes of the Equity Income Fund includes without limitation dividend paying common and preferred stocks, interest paying convertible debentures or bonds or zero coupon convertible securities (on which the Equity Income Fund accrues income for tax and accounting purposes, but receives no cash). The Equity Income Adviser seeks attractive growth stocks and may purchase stocks which do not pay dividends. Under normal market conditions, the Balanced Fund invests a minimum of at least 25% of its total assets in equity securities, which for purposes of the Balanced Fund includes common and preferred stocks but does not include convertible securities.

  With respect to debt securities, the operating policy of the Equity Income Fund is to invest up to 35% of its total assets in debt securities rated, at the time of investment, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, considered by the Equity Income Adviser to be of comparable quality. It is also the operating policy of the Equity Income Fund to invest not more than 10% of its total assets in debt securities rated BBB by S&P or Baa by Moody's or, if unrated, considered by the Equity Income Adviser to be of comparable quality. These ratings limits do not apply to convertible securities. The Balanced Fund invests at least 25% of its total assets in fixed-income debt securities. Such fixed-income debt securities are generally rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody's or, if unrated, considered by the Balanced Adviser to be of comparable quality. The Balanced Fund may, however, invest up to 20% of its assets in fixed-income debt securities rated below BBB by S&P or Baa by Moody's but not rated below CC by S&P or Ca by Moody's or, if unrated, considered by the Balanced Adviser to be of comparable quality. These ratings limits do not apply to convertible securities but the Balanced Fund may not invest more than 35% of its total assets in fixed-income debt securities including convertible securities rated below BBB by S&P or Baa by Moody's or, if unrated, considered by the Balanced Adviser to be of comparable quality.

  Although the investment policies of the Equity Income Fund place more emphasis on equity securities and higher quality debt securities relative to the policies of the Balanced Fund, the actual portfolios of the funds were similar as of September 30, 1996. Because of the portfolio similarity and the small size of the Balanced Fund relative to the Equity Income Fund, there are no adjustments other than ordinary course transactions anticipated to the Balanced Fund's portfolio prior to the closing, and the combined portfolio after the closing will comply with the Equity Income Fund's investment policies.

  A summary comparison of the funds' portfolios as of September 30, 1996 is set forth in the table below:

                                   EQUITY INCOME FUND             BALANCED FUND
                                 -----------------------       --------------------
Common and Preferred Stocks
  Common.......................  $  723,636,873     69.4%      $ 8,674,672     51.4%
  Convertible Preferred........      21,031,338      2.0%                0      0.0%
                                 --------------    ------      ------------   ------
                                    744,668,211     71.4%        8,674,672     51.4%
                                 --------------    ------      ------------   ------
Long-Term Fixed Income.........     218,198,859     20.9%        6,681,035     39.6%
Short-Term Investments.........      78,544,477      7.5%        1,440,000      8.5%
                                 --------------    ------      ------------   ------
Total Investments..............  $1,041,411,547     99.8%      $16,795,707     99.5%
                                 --------------    ------      ------------   ------
Other Assets in Excess of
  Liabilities..................       1,638,981      0.2%           94,583      0.5%
                                 --------------    ------      ------------   ------
Total Net Assets...............   1,043,050,528    100.0%       16,890,290    100.0%
                                 --------------    ------      ------------   ------

  INVESTMENT PRACTICES. The Equity Income Fund and the Balanced Fund have differences with respect to certain other investment practices. The Equity Income Fund does not invest more than 15% of its assets in securities of foreign issuers while the Balanced Fund does not invest more than 25% of its assets in securities of foreign issuers. Each of the Equity Income Fund and the Balanced Fund has limited ability to utilize options, futures contracts and related options. Unlike the Equity Income Fund, the Balanced Fund also may engage in interest rate transactions such as swaps, caps, floors or collars. While each of the Equity Fund and the Balanced Fund may enter into repurchase agreements, the Balanced Fund limits its investments in such transactions to 20% of its assets whereas the Equity Income Fund has no such limit. Neither of the Equity Income Fund nor the Balanced Fund invests in repurchase agreements maturing in more than seven days if the amount of such investments by such fund together with securities deemed "illiquid" held by such fund would exceed 10% or 15%, respectively, of such fund's net assets. The Balanced Fund may engage in "when issued" and "delayed delivery" transactions. The Balanced Fund may lend its portfolio securities to selected commercial banks and broker-dealers up to a maximum of 50% of its assets. The Balanced Fund may enter into dollar rolls and reverse repurchase agreements with banks in an amount up to 33 1/3% of its total assets (after giving effect to any such borrowing), which amount includes no more than 5% in bank borrowings and reverse repurchase agreements with any entity for temporary purposes. For a complete description of such investment practices for each Fund, see the appropriate sections in the

Balanced Fund Prospectus and Equity Income Fund Prospectus under the headings entitled "Investment Practices."


  INVESTMENT ADVISERS. The Equity Income Fund is managed by the Equity Income Adviser. The Balanced Fund is managed by the Balanced Adviser. The Equity Income Adviser and Balanced Adviser are both wholly-owned subsidiaries of Van Kampen American Capital Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The address of the principal office of both the Equity Income Adviser and Balanced Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. VKAC's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financing advisers nationwide.


  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AND OTHER FEES. The contractual advisory fees and total operating expenses of the Equity Income Fund are lower than those of the Balanced Fund. The Equity Income Fund pays the Equity Income Adviser a monthly fee based on its average daily net asset value at the annual rates of: 0.50% of the first $150 million of average net assets; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% of average net assets in excess of $350 million. As of September 30, 1996, the Equity Income Fund's net assets were approximately $1,043.1 million and the effective advisory fee on such assets was 0.39%. No expense reimbursements were in effect with respect to the Equity Income Fund at such time. For a complete description of the Equity Income Fund's advisory services, see the sections of the Equity Income Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory Agreement", respectively.

  The Balanced Fund pays the Balanced Adviser a monthly fee based on its average daily net asset value at the annual rate of: 0.70% of the first $500 million of average net assets and 0.65% of average net assets in excess of $500 million. As of September 30, 1996, the Balanced Fund's net assets were approximately $16.9 million and the effective advisory fee on such assets was 0.0% (after expense reimbursement) and 0.70% (assuming no expense reimbursement). For a complete description of the Balanced Fund's advisory services, see the sections of the Balanced Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory and Other Services", respectively.

  The total operating expenses of the Equity Income Fund for the six month period ended June 30, 1996 (on an annualized basis), were 0.95%, 1.72% and 1.72% of the average daily net assets attributable to Class A, B and C shares, respectively. No expense reimbursements were in effect with respect to the Equity Income Fund during such period.

  The total operating expenses (after expense reimbursement) of the Balanced Fund for its fiscal year ended June 30, 1996 were 0.59%, 1.34% and 1.34% of average daily net assets attributable to Class A, B and C shares, respectively. In the absence of expense reimbursement, total operating expenses of the Balanced Fund would have been 3.09%, 3.84% and 3.84% with respect to Class A, B and C shares, respectively, for that same period.

  The advisory fees and other operating expenses of the Balanced Fund are currently less than those of the Equity Income Fund but only because of voluntary expense waivers or reimbursements from the Balanced Adviser. There can be no assurance that the such waivers or reimbursements will continue for the Balanced Fund if the Reorganization is not completed.


  Both the Equity Income Fund and the Balanced Fund have adopted similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted similar service agreements or plans (the "Service Plans"). Both the Equity Income Fund and the Balanced Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B shares and Class C shares for reimbursement of certain distribution-related expenses. In addition, both the Equity Income Fund and the Balanced Fund can pay up to 0.25% of the respective average daily net assets attributable to each class of shares for the provision of ongoing services to shareholders. Class B shares of the Equity Income Fund and the Balanced Fund purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares of the Equity Income Fund and the Balanced Fund purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares of the Equity Income Fund and the Balanced Fund purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. The distributor of both the Balanced Fund's shares and the Equity Income Fund's shares is Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). For a complete description of these arrangements with respect to the Equity Income Fund, see the sections of the Equity Income Fund Prospectus and Statement of Additional Information entitled "Distribution Plans." For a complete description of these arrangements with respect to the Balanced Fund, see the section of the Balanced Fund Prospectus entitled "The Distribution and Service Plans."

  The table below sets forth (i) the fees and expenses paid by the Equity Income Fund during the six month period ended June 30, 1996 (on an annualized basis),
(ii) fees and expenses paid by the Balanced Fund during its most recently completed fiscal year ended June 30, 1996 and (iii) pro forma expenses for the combined fund.

                            EXPENSE COMPARISON TABLE

                                               CLASS A SHARES                         CLASS B SHARES              CLASS C SHARE
                                    ------------------------------------   ------------------------------------   -------------
                                    EQUITY INCOME   BALANCED               EQUITY INCOME   BALANCED               EQUITY INCOME
                                       FUND(1)      FUND(2)    PRO FORMA      FUND(1)      FUND(2)    PRO FORMA      FUND(1)
                                    -------------   --------   ---------   -------------   --------   ---------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price).....     5.75%(3)     5.75%       5.75%(3)       None         None        None          None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)..............      None         None        None         5.00%(5)     4.00%(6)    5.00%(5)      1.00%(7)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees....................     0.42%        0.00%(4)    0.42%         0.42%        0.00%(4)    0.42%         0.42%
Rule 12b-1 Fees....................     0.25%        0.25%       0.25%         1.00%        1.00%       1.00%         1.00%
Other Expenses.....................     0.28%        0.34%(4)    0.28%         0.30%        0.34%(4)    0.30%         0.30%
Total Fund Operating Expenses......     0.95%        0.59%(4)    0.95%         1.72%        1.34%(4)    1.72%         1.72%
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(8)
 One Year..........................     $  67        $  63      $   67         $  67        $  54       $  67         $  27
 Three Years.......................     $  86        $  75      $   86         $  84        $  77       $  84         $  54
 Five Years........................     $ 107        $  89      $  107         $ 108        $  88       $ 108         $  93
 Ten Years.........................     $ 167        $ 127      $  167         $ 183*       $ 141*      $ 183*        $ 203
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(8)
 One Year..........................     $  67        $  63      $   67         $  17        $  14       $  17         $  17
 Three Years.......................     $  86        $  75      $   86         $  54        $  42       $  54         $  54
 Five Years........................     $ 107        $  89      $  107         $  93        $  73       $  93         $  93
 Ten Years.........................     $ 167        $ 127      $  167         $ 183*       $ 141*      $ 183*        $ 203

                                        CLASS C SHARES
                                     --------------------
                                     BALANCED
                                     FUND(2)    PRO FORMA
                                     --------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price).....     None       None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)..............    1.00%(7)   1.00%(7)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees....................    0.00%(4)   0.42%
Rule 12b-1 Fees....................    1.00%      1.00%
Other Expenses.....................    0.34%(4)   0.30%
Total Fund Operating Expenses......    1.34%(4)   1.72%
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(8)
 One Year..........................   $   24      $  27
 Three Years.......................   $   42      $  54
 Five Years........................   $   73      $  93
 Ten Years.........................   $  161      $ 203
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(8)
 One Year..........................   $   14      $  17
 Three Years.......................   $   42      $  54
 Five Years........................   $   73      $  93
 Ten Years.........................   $  161      $ 203



* Based on conversion to Class A shares after eight years


                       (See notes on the following page)

Notes to Expense Comparison Table:

(1)  For the six month period ended June 30, 1996, on an annualized basis.

(2)  For the fiscal year ended June 30, 1996.

(3) Class A shares of the Equity Income Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.


(4) After expense reimbursement. In the absence of expense reimbursement, Management Fees for the Balanced Fund would have been 0.70% with respect to each class of shares. Other Expenses would have been 2.14% with respect to each class of shares and Total Fund Operating Expenses for the Balanced Fund would have been 3.09%, 3.84% and 3.84% with respect to Class A, B and C shares, respectively.



(5) Class B shares of the Equity Income Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year
     3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year 6 -- 0.00%. However,
     Class B shares of the Equity Income Fund acquired in the Reorganization will be subject to the contingent deferred sales charge schedule applicable to Class B shares of the Balanced Fund. See Note 6.


(6) Class B shares of the Balanced Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 4.00%; Year 2 -- 3.75%; Year 3 -- 3.50%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 -- 1.00% and Year 7 -- 0.00%.

(7) Class C shares are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.


(8) The expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization. The ten-year amounts for the Class B shares are based on the conversion of such shares to Class A shares after eight years.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the Equity Income Fund and the Balanced Fund offer three classes of shares. The Class A shares of both the Equity Income Fund and the Balanced Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A shares of the Equity Income Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Equity Income Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the Equity Income Fund or the Balanced Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B shares of both the Equity Income Fund and the Balanced Fund do not incur a sales charge when they are purchased, but are subject to a contingent deferred sales charge if redeemed within the contingent deferred sales charge period after purchase, which charge is reduced to zero after a five year period in the case of the Equity Income Fund and after a six year period in the case of the Balanced Fund. Class B shares of the Equity Income Fund acquired in the Reorganization will remain subject to the contingent deferred sales charge schedule applicable to Class B shares of the Balanced Fund.

  The Class C shares of both the Equity Income Fund and the Balanced Fund do not incur a sales charge when purchased, but are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed at the time Class B shares or Class C shares of the Equity Income Fund are received for Class B shares or Class C shares of the Balanced Fund in connection with the Reorganization. Such shares of the Equity Income Fund acquired in the Reorganization will remain subject to the contingent deferred sales charge schedule applicable to such shares of the Balanced Fund. Any subsequent purchases of Class B shares or Class C shares of the Equity Income Fund, excluding shares purchased through the dividend reinvestment plan, will be subject to the contingent deferred sales charge schedule of the Equity Income Fund.


  Shares of the Equity Income Fund and the Balanced Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other Van Kampen American Capital open-end mutual funds advised by the Equity Income Adviser or the Balanced Adviser and distributed by VKAC Distributors. For a complete description regarding purchase of shares and exchange of shares of the Equity Income Fund, see the sections of the Equity Income Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege" and sections of the Equity Income Fund Statement of Additional Information entitled "Purchase and Redemption of Shares" and "Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the Balanced Fund, see the sections of the Balanced Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Shareholder Services Applicable to All Classes--Exchange Privilege."

  Shares of the Equity Income Fund and the Balanced Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Equity Income Fund or the Balanced Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received.

  No further purchases of the shares of the Balanced Fund may be made after the date on which the shareholders of the Balanced Fund approve the Reorganization, and the stock transfer books of the Balanced Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Balanced Fund. Redemption requests or transfer instructions received by the Balanced Fund after that date will be treated by the Balanced Fund as requests for the redemption or instructions for transfer of the shares of the Equity Income Fund credited to the accounts of the shareholders of the Balanced Fund. Redemption requests or transfer instructions received by the Balanced Fund after the close of business on the day prior to the date of Closing will be forwarded to the Equity Income Fund. For a complete description of the redemption arrangements for the Equity Income Fund, see the sections of the Equity Income Fund Prospectus and Statement of Additional Information entitled "Redemption of Shares" and "Purchase and Redemption of Shares", respectively and, for the Balanced Fund, see the section of the Balanced Fund Prospectus entitled "Redemption of Shares".

  CAPITALIZATION. The following table sets forth the capitalization of the Equity Income Fund and the Balanced Fund as of September 30, 1996 and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                 CAPITALIZATION TABLE AS OF SEPTEMBER 30, 1996

                            EQUITY INCOME       BALANCED
                                 FUND             FUND           PRO FORMA
                            --------------     -----------     --------------
NET ASSETS
  Class A shares..........  $  430,596,108     $ 7,056,098     $  437,652,206
  Class B shares               562,739,651       8,687,404        571,427,055
  Class C shares                49,714,769       1,146,788         50,861,557
                            --------------     -----------     --------------
         Total............  $1,043,050,528     $16,890,290     $1,059,940,818
                            ==============     ===========     ==============
NET ASSET VALUE PER SHARE
  Class A shares..........  $         6.62     $     16.18     $         6.62
  Class B shares..........            6.59           16.17               6.59
  Class C shares..........            6.59           16.16               6.59
SHARES OUTSTANDING
  Class A shares..........      65,085,169         436,000         66,151,045
  Class B shares..........      85,349,812         537,339         86,668,083
  Class C shares..........       7,540,275          70,955          7,714,294
                            --------------     -----------     --------------
         Total............     157,975,256       1,044,294        160,533,422
                            ==============     ===========     ==============
SHARES AUTHORIZED
  Class A shares..........       Unlimited       Unlimited          Unlimited
  Class B shares..........       Unlimited       Unlimited          Unlimited
  Class C shares..........       Unlimited       Unlimited          Unlimited

  PERFORMANCE INFORMATION. The average annual total returns for Equity Income Fund for the one-year, three-year, five-year and ten-year periods ended September 30, 1996 were 7.74%, 10.48%, 12.67% and 11.64% with respect to its Class A shares; for the one-year and three-year periods ended September 30, 1996 and for the period beginning May 1, 1992 (the date Class B shares of the Equity Income Fund were first offered for sale to the public) through September 30, 1996 were 8.21%, 10.98% and 12.77% with respect to its Class B shares; for the one-year and three-year periods ended September 30, 1996 and for the period beginning July 6, 1993 (the date Class C shares of the Equity Income Fund were first offered to the public) through September 30, 1996 were 12.21%, 11.78% and 12.88% with respect to its Class C shares.

  The average annual total returns for the Balanced Fund for the one-year period ended September 30, 1996 and for the period beginning June 24, 1994 (the date Class A shares of the Balanced Fund were first offered for sale to the public) through September 30, 1996 were 4.82% and 9.58% with respect to its Class A shares; for the one-year period ended September 30, 1996 and for the period beginning June 24, 1994 (the date Class B shares of the Balanced Fund were first offered for sale to the public) through September 30, 1996 were 6.43% and 10.37% with respect to its Class B shares; and for the one-year period ended September 30, 1996 and for the period beginning June 24, 1994 (the date Class C shares of the Balanced Fund were first offered for sale to the public) through September 30, 1996 were 9.36% and 11.69% with respect to its Class C shares.

  The foregoing returns include the effect of the maximum sales charge applicable to sales of shares of both the Equity Income Fund and the Balanced Fund. The foregoing returns assume reinvestment of all dividends and distributions. Such returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

  Management's discussion of the Equity Income Fund's performance as of December 31, 1995 and management's discussion of the Balanced Fund's performance as of June 30, 1996 are attached hereto as Exhibit A.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives of the Equity Income Fund and the Balanced Fund are similar. The investment policies of the Equity Income Fund and the Balanced Fund are similar insofar as they each invest in a diversified portfolio of equity and debt securities; however, the policies of the Equity Fund place more emphasis on equity securities and higher quality debt securities relative to the policies of the Balanced Fund as discussed in more detail below under "Differences in Risks". Each of the Equity Income Fund and the Balanced Fund also engages in certain common investment practices such as investing in foreign securities, utilizing options, futures and related options and engaging in repurchase transactions. To the extent that the investment objectives and policies of the Equity Income Fund and the Balanced Fund are similar, the risks associated with an investment in the funds are similar.

  Investment in either of the Equity Income Fund or the Balanced Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

  The Equity Income Fund and the Balanced Fund place different emphasis on equity and debt concentrations and engage in some dissimilar investment practices. To the extent that the investment policies and practices of the funds differ, the risks associated with an investment in the Equity Income Fund are different from the risks associated with an investment in the Balanced Fund. For a complete description of the risks of an investment in the Equity Income Fund, see the sections of the Equity Income Fund Prospectus entitled "Investment Objective and Policies" and "Investment Practices" and the sections of the Equity Income Fund Statement of Additional Information entitled "Options, Futures Contracts and Related Options," "Securities of Foreign Issuers" and "Repurchase Agreements." For a complete description of the risks of an investment in the Balanced Fund, see the sections in the Balanced Fund Prospectus entitled "Investment Objective and Policies" and "Investment Practices" and the sections of the Balanced Fund Statement of Additional Information entitled "Investment Policies and Restrictions" and "Additional Investment Considerations."

  CONCENTRATION. The Equity Income Fund invests at least 65% of its total assets in income-producing equity securities. The Equity Income Fund invests up to 35% of its total assets in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, considered by the Equity Income Adviser to be of comparable quality. In addition, the Equity Income Fund invests not more than 10% of its total assets in debt securities rated BBB by S&P or Baa by Moody's or, if unrated, considered by the Equity Income Adviser to be of comparable quality. An investment company such as the Equity Income Fund that concentrates more of its investments in equity securities is more susceptible to the price fluctuation and volatility inherent in such securities than an investment company which is not required to concentrate in equity securities. An investment company such as the Equity Income Fund that restricts its investments to higher grade debt securities is generally less susceptible to credit risk on such securities than an investment company that is not restricted to higher grade debt securities. The Equity Income Fund attempts to reduce its overall risk to decline in the prices of portfolio securities by spreading its investments over a variety of industries and not investing more than 25% of its assets in any industry at one time.

  The Balanced Fund invests at least 25% of its total assets in equity securities and 25% of its total assets in fixed-income debt securities. While the Balanced Fund generally invests in fixed-income debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, considered by the Balanced Adviser to be of comparable quality, the Balanced Fund may invest up to 20% of its assets in fixed-income debt securities rated below BBB by S&P or Baa by Moody's but not rated below CC by S&P or Ca by Moody's. Such lower rated securities commonly are referred to as "junk bonds" and are regarded by Moody's and S&P as predominantly speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Such securities may be less liquid, more volatile and have less publicly available information as compared to higher grade income securities. The Balanced Fund does not limit its investment in securities of issuers in any one industry. An investment company such as the Balanced Fund that may concentrate its investments in any one industry generally is more susceptible to economic, political or regulatory events that adversely affect the industry in which such company may concentrate its investments than an investment company that does not concentrate its investments in any one industry. The Equity Income Fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers of any one industry because it does not allow concentration of its investments in issuers of any one industry.

  SWAPS, CAPS, FLOORS, COLLARS, WHEN-ISSUED, DELAYED DELIVERY, PORTFOLIO SECURITIES LENDING, DOLLAR ROLLS OR REVERSE REPURCHASE AGREEMENTS. The Balanced Fund may enter into investment transactions involving swaps, caps, floors, collars, when-issued securities, delay delivery securities, lending of portfolio securities, dollar rolls or reverse repurchase agreements. The Equity Income Fund does not engage in such transactions. Each of these transactions involve risks unique to such transactions. For a complete description of such transactions and the associated risks, see the appropriate subsections in the Balanced Fund Prospectus under the heading entitled "Investment Practices."

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Equity Income Fund or the Balanced Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Equity Income Fund would acquire all of the assets and the liabilities of the Balanced Fund, a series of the Equity Trust, on the date of the Closing in consideration for Class A, B and C shares of the Equity Income Fund.

  Subject to the Balanced Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Equity Income Fund and the Balanced Fund may mutually agree.

  On the date of Closing, the Balanced Fund will transfer to the Equity Income Fund all of the assets and liabilities of the Balanced Fund. The Equity Income Fund will in turn transfer to the Balanced Fund a number of Class A, B and C shares of the Equity Income Fund approximately equal in value to the value of the net assets of the Balanced Fund transferred to the Equity Income Fund as of the date of Closing, as determined in accordance with the valuation method described in the Equity Income Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Equity Income Fund and the Balanced Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Balanced Fund expects to distribute the Class A, B and C shares of the Equity Income Fund to the shareholders of the Balanced Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Balanced Board.

  The Balanced Fund and the Equity Income Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1.  the approval of the Reorganization by the Balanced Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Equity Income Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Balanced

Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Balanced Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Balanced Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Balanced Fund's shareholders and that the interests of the Balanced Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Equity Income Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.01 per share. The Declaration of Trust of the Equity Income Fund permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further sub-divide the shares of a series into one or more classes of shares for such portfolio.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Equity Income Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series. The Declaration of Trust of the Equity Income Fund and the Declaration of Trust of the Balanced Fund are substantially similar.

  Each of the Equity Income Fund and the Balanced Fund operates as an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the Equity Income Fund, as well as shareholders of the Balanced Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Equity Income Fund or the Balanced Fund may request that the respective board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Equity Income Fund will establish an account for each Balanced Fund shareholder containing the appropriate number of shares of the Equity Income Fund. The shareholder services and shareholder programs of the Equity Income Fund and the Balanced Fund are substantially identical. Shareholders of the Balanced Fund who are accumulating Balanced Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Balanced Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Equity Income Fund Class A, B or C shares received in the Reorganization through substantially similar plans maintained by the Equity Income Fund. Van Kampen American Capital Trust Company will continue to serve as custodian for the assets of Balanced Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen American Capital Trust Company's custodianship.

  It will not be necessary for shareholders of the Balanced Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Balanced Fund, such certificates will become null and void.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Balanced Fund and shareholders of the Equity Income Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the Balanced Fund pursuant to the exercise of employee stock options or otherwise as compensation. The discussion is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Balanced Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to closing that the Equity Income Fund and the Balanced Fund receive an opinion from Skadden,

Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:

    1. The acquisition by the Equity Income Fund of the assets of the Balanced Fund in exchange solely for Class A, B and C shares of the Equity Income Fund and the assumption by the Equity Income Fund of the liabilities of the Balanced Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

    2. No gain or loss will be recognized by the Balanced Fund or the Equity Income Fund upon the transfer to the Equity Income Fund of the assets of the Balanced Fund in exchange solely for the Class A, B and C shares of the Equity Income Fund and the assumption by the Equity Income Fund of the liabilities of the Balanced Fund.

    3. The Equity Income Fund's basis in the Balanced Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the Balanced Fund immediately prior to the transfer, and the Equity Income Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Balanced Fund.

    4. No gain or loss will be recognized by the shareholders of the Balanced Fund upon the exchange of their shares of the Balanced Fund for the Class A, B or C shares of the Equity Income Fund.

    5. The aggregate tax basis in the Class A, B and C shares of the Equity Income Fund received by the shareholders of the Balanced Fund will be the same as the aggregate tax basis of the shares of the Balanced Fund surrendered in exchange therefor.

    6. The holding period of the Class A, B and C shares of the Equity Income Fund received by the shareholders of the Balanced Fund will include the holding period of the shares of the Balanced Fund surrendered in exchange therefor if such surrendered shares of the Balanced Fund are held as capital assets by such shareholder.

  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the Equity Income Fund and the Balanced Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Balanced Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.

  The Equity Income Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Balanced Fund and its shareholders.

EXPENSES

  Management believes the Balanced Fund's shareholders and the Balanced Adviser are the primary beneficiaries of the Reorganization over time. The expenses of the proposed Reorganization, estimated to be $125,000, will be borne by the Balanced Adviser. As part of the Reorganization, the Balanced Fund will write off the remaining unamortized organization expenses of approximately $36,500 which will be reimbursed by the Balanced Adviser.

  The Balanced Board has determined that the foregoing arrangement with respect to expenses is fair and reasonable in light of the relative benefits of the Reorganization and that such arrangement would not be dilutive to shareholders of the Balanced Fund.

  If the Reorganization is not completed, the Balanced Adviser will bear the costs associated with the proposed Reorganization.


  As noted above, shareholders of the Balanced Fund may redeem their shares or exchange their shares for shares of certain other Van Kampen American Capital mutual funds at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.


RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND
  RESTRICTIONS OF THE EQUITY INCOME FUND

  Approval of the Reorganization will constitute the ratification by Balanced Fund shareholders of the investment objective, policies and restrictions, distribution plan and advisory agreement of the Equity Income Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Balanced Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the Equity Income Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Equity Income Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the Equity Income Fund and the Equity Trust.

D. RECOMMENDATION OF THE BALANCED BOARD

  The Balanced Board has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the Balanced Fund. THE BALANCED BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE EQUITY INCOME FUND,
   THE BALANCED FUND AND VKAC


  At the close of business on January 23, 1997, there were 70,525,228 Class A shares, 95,291,298 Class B shares and 8,234,697 Class C shares, respectively, of the Equity Income Fund. As of such date, the trustees and officers of the Equity Income Fund as a group own less than 1% of the shares of the Equity Income Fund. As of such date, no person was known by the Equity Income Fund to own beneficially or of record as much as 5% of the Class A shares, Class B shares or Class C shares of the Equity Income Fund.



  At the close of business on January 23, 1997, the record date with respect to the Special Meeting, there were 568,252 Class A shares, 626,829 Class B shares and 79,858 Class C shares, respectively, of the Balanced Fund. As of such date, the trustees and officers of the Balanced Fund as a group own less than 1% of the outstanding shares of the Balanced Fund. As of such date, no person was known by the Balanced Fund to own beneficially or of record as much as 5% of the Class A shares or Class B shares of the Balanced Fund. As of such date, no person was known by the Balanced Fund to own beneficially or of record as much as 5% of the Class C shares of the Balanced Fund except for: Parker Hunter Incorporated FBO, Frank Esparraguera IRA, Parker/Hunter Custodian, 9 Glenview Avenue, Oil City, PA 16301-2137 who owned 39,474 or 49.44% of the Class C shares, and PaineWebber for the benefit of Marjorie F. Graham and Debra G. Roberts/Trustees, DID 5-18-71, 705 S. Greenwood, Park Ridge, IL 60068-4539 who owned 5,636 or 7.06% of the Class C shares.

B. SHAREHOLDER PROPOSALS

  As a general matter, the Equity Income Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Balanced Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Equity Income Fund or the Balanced Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the Balanced Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Balanced Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the Balanced Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Balanced Board "FOR" approval of the Reorganization. Abstentions do not count as votes "FOR" a proposal and are treated as votes "AGAINST". Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not count as votes "FOR" and are treated as votes "AGAINST" since the voting requirement for the Reorganization proposal is based on achieving a majority of the outstanding voting securities entitled to vote. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Balanced Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the Balanced Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE BALANCED FUND ENTITLED TO VOTE.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Balanced Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Balanced Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.


  Proxies of shareholders of the Balanced Fund are solicited by the Balanced Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Balanced Adviser, the Equity Income Adviser or VKAC, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by Applied Mailing Systems, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $2,000, plus reasonable expenses.



February 3, 1997


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
                      EQUITY INCOME FUND AND BALANCED FUND
                                  PERFORMANCE

  Management's Discussion of the Equity Income Fund's Performance in its Annual Report for the year ended December 31, 1995:

                             LETTER TO SHAREHOLDERS

January 24, 1996

Dear Shareholder,


  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.


  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices.

For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

ECONOMIC OUTLOOK

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

/s/Don G. Powell                      /s/Dennis J. McDonnell
Don G. Powell                         Dennis J. McDonnell
Chairman                              President
Van Kampen American Capital           Van Kampen American Capital
Asset Management Inc.                 Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995
                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

                                   A SHARES   B SHARES   C SHARES
                                   --------   --------   --------
Total Returns
  One-year total return based on
    NAV(1).......................    32.57%     31.51%     31.51%
  One-year total return(2).......    25.06%     26.51%     30.51%
  Five-year average annual total
    return(2)....................    14.81%        N/A        N/A
  Ten-year average annual total
    return(2)....................    11.53%        N/A        N/A
  Life-of-Fund average annual
    total return(2)..............    10.86%     13.29%     13.98%
  Commencement Date..............  08/03/60   05/01/92   07/06/93

---------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

  See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

        - Reflect the impact of favorable market trends or difficult market conditions

        - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Equity Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index (December 1985 through December
1995)
                               CLASS A PERF CHART

                VKAC Equity        Standard & Poor's       Lipper Equity Income
                Income Fund         500 Stock Index*           Fund Index
Dec 1985           9425                 10000                     10000
Dec 1986           10576                11862                     11823
Dec 1987           10777                12476                     11886
Dec 1988           12133                14534                     13911
Dec 1989           14770                19125                     17064
Dec 1990           14081                18530                     16189
Dec 1991           17837                24151                     20491
Dec 1992           19749                25988                     22489
Dec 1993           22910                28596                     25828
Dec 1994           22455                28984                     25596
Dec 1995           29775                39837                     33204


  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Lipper Equity Income Fund Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW
                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

  We recently spoke with the management team of the Van Kampen American Capital Equity Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes James A. Gilligan, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.
   Q
       THE STOCK AND BOND MARKETS ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE DURING THE PAST
YEAR?
   A
       The stock market as a whole benefited from continued--although slower-- economic growth that generated strong corporate profits without experiencing increased inflation. The Fund benefited from being heavily invested in finance and health care stocks, as well as the strong performance of technology stocks. Technology was one of the best performing sectors of the market during the past year. While the Fund benefited from technology's strong performance during most of the year, our insistence on being diversified limited our investment in technology stocks, which benefited the Fund in the latter part of the year as the technology sector began to show some signs of weakness.
  We continued to focus on stock selection, identifying those companies that are poised to benefit from a restructuring or repositioning. The Fund's diversification at the end of the year is illustrated by the chart below.

                                   pie chart

   Q CAN YOU GIVE A FEW EXAMPLES OF STOCKS THE FUND OWNED DURING THE PAST YEAR THAT FIT THIS CRITERIA?

   A In the financial services area, we owned shares of both Chemical Bank and Chase Manhattan, which recently announced plans to merge. The price of both stocks increased substantially before and after the merger announcement. In the health care arena, the Fund owned shares of Merck, which enjoyed a rise in its stock price after the company received approval from the Food and Drug Administration for a new drug to combat osteoporosis. Ralston-Purina, which the Fund owned during the past year, continued restructuring to focus on its core pet food and battery businesses, pushing up the price of its stock.
  Of course, not all of the securities in the portfolio performed as well and past performance is no guarantee of future performance.

   Q   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

   A During the early part of the year, we gradually reduced the Fund's holdings of stocks that were most affected by changing economic conditions, often called cyclical stocks. As a result, we reduced the percentage of the Fund's assets invested in the stocks of raw materials and manufacturing companies.
  These assets were invested instead in a broader range of stocks, including those of health care and retail companies. We expect the retail industry to be one of the next sectors to benefit from renewed economic growth.
  In anticipation of renewed economic growth, during the latter part of the year we purchased several cyclical stocks. An example of this is Chrysler. We also continued to look for other stocks that had underperformed the market in 1995 but should do well in 1996 in light of current economic trends.

   Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?

   A   Class A shares of the Fund achieved a total return at net asset value of
       32.57 percent(1), including reinvestment of dividends totaling $0.188 per share and a capital gains distribution of $0.32 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 37.45 percent for the period. The Lipper Equity Income Fund Index, which represents the average performance of the largest equity income funds, achieved a total return of 29.73 percent. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities it represents. In addition, the S&P 500 is comprised solely of equity securities, while your Fund is currently invested in stocks, convertible and Treasury securities. (Please refer to the chart on page three for additional Fund performance results.)

   Q

       WHAT IS THE OUTLOOK FOR STOCKS?
   A
       The outlook is excellent, which is not to say that a correction could not occur in the near-term. However, some very positive forces are present:
moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Looking further into the future, these three conditions--aided by the Federal Reserve Board's decision in December to lower short-term interest rates--should lead to increasing corporate profits which, in turn, should lead to higher stock prices.

/s/ Alan T. Sachtleben                /s/ James A. Gilligan
Alan T. Sachtleben                    James A. Gilligan
Executive Vice President              Portfolio Manager
Equity Investments

                                             Please see footnotes on page three.

  Management's Discussion of the Balanced Fund's Performance in its Annual Report for the year ended June 30, 1996:

                             LETTER TO SHAREHOLDERS

August 1, 1996

Dear Shareholder,

  As you may be aware, an agreement was reached in late June for VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by the Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting opportunity for shareholders of our investment products.

  With Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.

  The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. And, we expect very little change in the way your mutual fund account is maintained and serviced.

  A proxy will be mailed to you shortly explaining the acquisition and asking for your vote of approval. Please read it carefully and return your response for inclusion in the shareholder vote. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to be completed in November.

ECONOMIC REVIEW

  The economy demonstrated an acceleration in growth during the last half of the reporting period. After a nominal 0.3 percent growth rate in the last quarter of 1995, GDP (the nation's gross domestic product) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by 4.2 percent in the second quarter, partly reflecting a recovery from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 5.6 percent rise in retail sales in the first five months of this year versus the comparable 1995 period.

  Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year, with mid-1996 readings at a moderate 2.7 percent. In general, recent reports have suggested an upward creep in labor-related costs, while indicating that prices of many commodities have begun to decline.

MARKET REVIEW

  The stock market averages posted attractive gains for the 12-month period ended June 30, 1996, with most major averages posting all-time highs. The Dow Jones Industrial Average rose approximately 24 percent from 4556 to 5654, and the NASDAQ Composite Index rose approximately 27 percent from 933 to 1185.

  Corporate earnings, which were an important contributor to last year's strong stock market, continued to move ahead during the reporting period. Unexpectedly strong economic activity helped lift reported profits above expectations for the period. Through the rest of 1996, we expect earnings will be supportive, but perhaps not the primary factor in the movement of the major stock market averages.

  In the fixed-income market, interest rates trended lower in the last half of 1995. However, during the first half of 1996, interest rates rose sharply, and U.S. Treasury yields increased by 1.00 to 1.25 percent. Benchmark 10-year U.S. Treasuries declined in value by about 7.8 percent. Signs of increasing economic momentum, as discussed above, were a major factor contributing to this decline.

OUTLOOK

  We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may begin to lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and for yields on long-term bonds to remain steady at current levels.

FUND UPDATE

  The Trustees of your Fund have recently approved its reorganization into the Van Kampen American Capital Equity Income Fund. The reorganization is subject to shareholder approval. If approved, Balanced Fund shareholders will receive shares of the Equity Income Fund in exchange for their current shares. The Equity Income Fund's primary investment objective is to provide shareholders with the highest possible income consistent with safety of principal. Long-term capital growth is a secondary objective. The Equity Income Fund seeks to achieve its investment objective by investing primarily in income-producing equity instruments and other debt securities.

  You will receive a proxy statement and voting card in the near future. The proxy is designed to provide you with information about the proposed reorganization and to request your participation in the proxy process. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/Don G. Powell                      /s/Dennis J. McDonnell
Don G. Powell                         Dennis J. McDonnell
Chairman                              President
Van Kampen American Capital           Van Kampen American Capital
Investment Advisory Corp.             Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1996
                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

                                   A SHARES   B SHARES   C SHARES
                                   --------   --------   --------
Total Returns
  One-year total return based on
    NAV(1).......................    15.07%     14.25%     14.25%
  One-year total return(2).......     8.45%     10.25%     13.25%
  Life-of-Fund average annual
    total return(2)..............     9.89%     10.84%     12.38%
  Commencement date..............  06/24/94   06/24/94   06/24/94

---------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

  See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

                   Van Kampen American Capital Balanced Fund
 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                    AS OF            % AS OF
                                JUNE 30, 1996     SIX MONTHS AGO
U.S. Treasury Bonds ........        28.9%    ........................      24.0%
Federal Home Loan Bank
  Corp......................        7.4%     ........................       9.2%
U.S. Treasury Notes ........        3.8%     .........................       N/A
Bristol Myers Squibb Co. ...        1.7%     ........................       0.1%
WMX Technologies Inc. ......        1.5%     ........................       2.1%
Unilever ...................        1.3%     .........................       N/A
Illinova Corp. .............        1.2%     ........................       0.3%
DTE Energy Co. .............        1.1%     .........................       N/A
Pacific Enterprises ........        1.0%     ........................       0.2%
Philip Morris Cos., Inc. ...        1.0%     ........................       1.7%

N/A = Not Applicable
 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR

    AS OF JUNE 30, 1996
Government................. 40.1%
Electric Utilities.........  6.8%
Oil and Gas................  4.7%
Pharmaceuticals............  4.2%
Natural Gas Pipeline and
  Distribution.............  3.8%

  AS OF DECEMBER 31, 1995
Government................. 33.2%
Oil and Gas................  5.6%
Telecommunications.........  4.9%
Paper......................  4.3%
Retail.....................  3.9%

 ASSET ALLOCATION

           AS OF JUNE 30, 1996
    Stocks........................   51.8%
    Bonds.........................   34.6%
    Cash and Short-Term
    Investments...................   11.4%
    Other.........................    2.2%
                                                  Pie Chart

         AS OF DECEMBER 31, 1995
    Stocks........................   58.8%
    Bonds.........................   29.2%
    Cash and Short-Term
    Investments...................   10.5%
    Other.........................    1.5%
                                                  Pie Chart

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

        - Illustrate the general market environment in which your investments are being managed

        - Reflect the impact of favorable market trends or difficult market conditions

        - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500 Composite Stock Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

VKAC Balanced Fund vs. S&P 500 Composite Stock Index and a Hybrid Index of stocks and bonds* (June 1994 through June 1996)
                               class a perf chart

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended June 30, 1996, and includes payment of the maximum sales charge (5.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Hybrid Index is a simulated composite reflecting 60% of the S&P 500 Index return and 40% of the Lehman Brothers Intermediate Government Index return. This index is included in addition to the S&P 500 Index as it provides a better approximation of the Fund's asset mix of both stocks and bonds.

                           PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

  We recently spoke with the management team of the Van Kampen American Capital Balanced Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes B. Robert Baker, Jr. (equities), and Thomas Copper (fixed income), portfolio managers, and Alan T. Sachtleben, executive vice president for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1996.
   Q
       CAN YOU BRIEFLY DESCRIBE THE FUND'S ASSET ALLOCATION AND
       THE FACTORS THAT HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?
   A
       During the last six months of 1995, we maintained the Fund's typical asset allocation of roughly 60 percent stocks, 30 percent bonds, and 10 percent cash (60-30-10). Continued slow economic growth, minimal inflationary fears, and strong corporate earnings helped the Fund's equity holdings post strong returns while falling interest rates helped the Fund's bond holdings register gains.
  Our emphasis on individual stock selection and a focus on undervalued cyclical stocks (at the time, paper companies like Boise Cascade) accounted for the Fund's strength in the fourth quarter. While the technology sector fell victim to dramatic price fluctuations, this did not significantly affect the Fund because we invest in stocks from a variety of sectors. And, with our holdings in Treasury bonds and cyclical stocks, the Fund continued its strong performance through the remainder of the year.
  At the beginning of 1996, the market was greeted by unexpectedly strong economic growth, better corporate earnings and rising interest rates. Although this reduced the value of some of the Fund's bond holdings, the stock market reacted very positively for most of the first quarter.
  Because we believed bonds looked more attractive as the second quarter began, we decided to allocate more of the Fund's assets--approximately 5 percent--to bonds, thereby shifting the asset allocation to roughly 55 percent stocks, 35 percent bonds, and 10 percent cash. Please refer to page four for Fund portfolio highlights.
   Q

       OVERALL, HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?
   A
       We were satisfied with the Fund's performance. Class A shares of the Fund enjoyed a total return at net asset value of 15.07 percent(1). By comparison, the Lipper Balanced Fund Index achieved a total return of
15.03 percent, while the Standard & Poor's 500-Stock Index returned 25.93 percent. Keep in mind that the Lipper Balanced Fund Index represents the average performance of balanced funds and does not reflect any sales charges that would be paid by an investor purchasing the funds it represents. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects general stock market performance and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.
   Q
       WHY THE DISPARITY BETWEEN THE FUND AND THE
       S&P 500-STOCK INDEX?
   A
       Over the most recent 12-month period, many stocks enjoyed record or near-record returns. Because stocks only make up a portion of the Fund's portfolio, it obviously could not match an index consisting fully of stocks. We believe the Lipper Balanced Fund Index more accurately reflects the average performance of funds consisting of stocks and bonds.
   Q
       OVER THE 12-MONTH PERIOD, WHICH OF THE FUND'S HOLDINGS HAD THE STRONGEST PERFORMANCE?
   A
       During the second half of 1995, the Fund's stock holdings of AMR (parent company of American Airlines), Exxon, and Philip Morris contributed significantly to its performance. We also owned stock in all three major long-distance telephone companies (AT&T, MCI, and Sprint). At first, the prices of these stocks remained depressed because of the uncertainty surrounding the then-pending government telecommunications reform. As the positive effects of this reform became apparent, all three companies enjoyed gains in their stock prices.
  In the first half of 1996, energy stocks performed particularly well. Because of the long, cold winter, many natural gas reserves had to be tapped. As the year progressed, the demand on pipeline and distribution companies to rebuild those reserves intensified. Demand exceeded supply, and this was reflected in the higher prices of natural gas stocks (pipelines and distribution companies) in the Fund's portfolio.
   Q

       WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
   A
       Contradictory economic and corporate reports continue to fuel uncertainty about the direction of the economy. We anticipate a fairly flat market for the remainder of the year along with the possibility of a minor correction. These same factors should also result in a stable bond market.
  The Fund utilizes a disciplined, value-oriented stock-picking approach that is rooted in extensive research. By maintaining this approach and utilizing the appropriate allocation among stocks, bonds, and cash, we feel the Fund is well-positioned going forward.

/s/ Alan T. Sachtleben   /s/ B. Robert Baker,     /s/ Thomas Copper
Alan T. Sachtleben       Jr.                      Thomas Copper
Executive Vice           B. Robert Baker, Jr.     Portfolio Manager
  President              Portfolio Manager
Equity Investments

BALANCED FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE BALANCED FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
VAN KAMPEN AMERICAN CAPITAL
EQUITY INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser of the Equity Income Fund
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor of the Equity Income Fund
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent of the Equity Income Fund
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Equity Income Fund

Custodian of the Equity Income Fund
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Equity Income Fund

Legal Counsel of the Equity Income Fund
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (Illinois)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants of the Equity Income Fund
PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

                           PROSPECTUS/PROXY STATEMENT

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND


                                FEBRUARY 3, 1997

 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
APPROVAL OF PROPOSED REORGANIZATION.................................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the Equity Income Fund and the Balanced
          Fund......................................................       6
B.      RISK FACTORS................................................      16
          Similarity of Risks.......................................      16
          Differences in Risks......................................      17
C.      THE PROPOSED REORGANIZATION.................................      18
          Terms of the Agreement....................................      18
          Description of Securities to be Issued....................      20
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      20
          Federal Income Tax Consequences...........................      21
          Expenses..................................................      23
          Ratification of Investment Objective, Investment Policies
            and Restrictions of the Equity Income Fund..............      23
          Legal Matters.............................................      23
D.      RECOMMENDATION OF THE BALANCED BOARD........................      24
OTHER INFORMATION...................................................      24
A.      SHAREHOLDERS OF THE EQUITY INCOME FUND, THE BALANCED FUND
          AND VKAC..................................................      24
B.      SHAREHOLDER PROPOSALS.......................................      25
VOTING INFORMATION AND REQUIREMENTS.................................      25
EXHIBIT A: MANAGEMENT'S DISCUSSION OF EQUITY INCOME FUND AND
  BALANCED FUND PERFORMANCE.........................................     A-1

 ------------------------------------------------------------------------------

              -- A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH --

                          VAN KAMPEN AMERICAN CAPITAL
 ------------------------------------------------------------------------------

                           VAN KAMPEN AMERICAN CAPITAL
                                EQUITY INCOME FUND
      SUPPLEMENT DATED JUNE 1, 1996, TO THE PROSPECTUS DATED APRIL 29, 1996

    Class B Shares purchased on or after June 1, 1996 automatically will convert to Class A Shares eight years after the end of the calendar month in which the investor's order to purchase was accepted. The Fund's contingent deferred sales charge schedule for Class B Shares is not effected by such conversion.

    The section of the Prospectus captioned "ANNUAL FUND OPERATING EXPENSES AND EXAMPLE" is hereby amended as follows:

    The expenses for Class B Shares assuming redemption at the end of a ten year period are $185 and the expenses for Class B Shares assuming no redemption at the end of a ten year period are $185.

    Effective July 1, 1996, the footnote on the sales charge table located in the section of the Prospectus captioned "PURCHASE OF SHARES" is hereby amended as follows:

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
             SUPPLEMENT DATED JULY 1, 1996, TO THE PROSPECTUS DATED
          APRIL 29, 1996, AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996.

    On June 24, 1996, VK/AC Holding, Inc. announced it had entered into an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., pursuant to which MSAM Acquisition Inc. will be merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. will be the surviving corporation. Van Kampen American Capital, Inc. is a wholly owned subsidiary of VK/AC Holding, Inc. The Fund's investment adviser, Van Kampen American Capital Asset Management, Inc. (the "Adviser"), is a wholly owned subsidiary of Van Kampen American Capital, Inc.

    The proposed transaction may be deemed to cause an assignment, within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, of the investment advisory agreement between the Adviser and the Fund. Accordingly, the completion of the transaction is contingent upon, among other things and subject to certain de minimis exceptions, the approval of both the Board of Trustees of the Fund and the shareholders of the Fund of a new investment advisory agreement between the Fund and the Adviser. Management of the Fund currently anticipates recommending to the Fund's board of trustees that a special meeting of shareholders be called to obtain such approval and that the record date for such shareholder meeting be a date in late August. Management of the Fund also anticipates that investment advisory fees under the new investment advisory agreement to be voted on at such meeting will be in the same amount as those paid under the current investment advisory agreement between the Fund and the Adviser.

    MSAM Acquisition Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Subject to a number of conditions being met, it is currently anticipated that a closing will occur on or about November 29, 1996. Thereafter, VK/AC Holding, Inc. and its affiliated entities shall be part of Morgan Stanley Group Inc.

    The section of the Prospectus captioned "Investment Practices" is hereby supplemented as follows:

    The Fund's investment policies currently permit it to make investments in foreign securities. The Fund has obtained exemptive relief from the Securities and Exchange Commission to make its investments in foreign securities, together with other investment companies advised by the Adviser and its affiliates, through Van Kampen American Capital Foreign Securities Fund (the "Foreign Securities Fund"). Shares of the Foreign Securities Fund are available only to investment companies advised by the Adviser and its affiliates. The Adviser believes that the use of the Foreign Securities Fund will provide the Fund with a more effective exposure to the performance of foreign securities while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Foreign Securities Fund, nor is there any sales load or other charges associated with the distribution of its shares. Other expenses incurred by the Foreign Securities Fund are borne by it, and thus indirectly by the Van Kampen American Capital funds that invest in them, including the Fund. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Foreign Securities Fund will result in cost savings for the Fund and for other Van Kampen American Capital funds, including reduced administrative and portfolio transaction costs. The Fund and each other Van Kampen American Capital fund that invest in the Foreign Securities Fund will be deemed to own a pro rata portion of each portfolio security owned by the Foreign Securities Fund. The Fund anticipates that it will commence making investments through the Foreign Securities Fund on or about the date hereof.

    The section of the Prospectus captioned "Purchase of Shares" is hereby supplemented as follows:

    GROUP PURCHASES. Individuals who are members of a "qualified group" may purchase Class A Shares of the Fund without the imposition of a front end sales charge. For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other funds in the Van Kampen American Capital Family of Funds,
(iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge or one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
   SUPPLEMENT DATED NOVEMBER 1, 1996, TO THE PROSPECTUS DATED APRIL 29, 1996,
          AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996 AND JULY 1, 1996.

     On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition"). As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. VK/AC Holding, Inc. is the indirect parent of the Fund's investment adviser, Van Kampen American Capital Asset Management Inc. (the "Adviser").

     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

     Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership. References in the attached Prospectus to The Clayton & Dubilier Private Equity IV Limited Partnership and its management are hereby deleted. In addition, item (2) under the subheading "Other Purchase Programs -- NAV Purchase Options" is hereby amended and restated in its entirety to state:

          "(2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts."

     At a special meeting of shareholders of the Fund held on October 25, 1996, shareholders approved changes to the Fund's fundamental investment restrictions to permit the Fund to invest its assets in shares of certain investment companies, consistent with its investment objectives and policies, in excess of the investment limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund believes that from time to time it can more effectively and efficiently invest in certain types of securities by pooling its assets for such securities with assets of other investment companies managed by the Adviser and its affiliates. Prior to engaging in such transactions, the Fund and its Adviser and affiliates together with other investment companies managed by the Adviser and its affiliates will obtain exemptive relief from the Securities and Exchange Commission ("SEC") to permit such transactions. In order to take full advantage of any exemptive relief granted by the SEC, the Fund hereby restates its fundamental investment restriction, approved by shareholders, regarding investment in other investment companies to state:

          The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition, to the extent the Fund's fundamental investment restrictions regarding diversification, control, unseasoned issuers or restricted securities may be deemed to preclude the Fund from taking full advantage of any exemptive relief granted by the SEC, the Fund hereby adds the following exception, as approved by shareholders, to each applicable restriction:

          ..., except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
           SUPPLEMENT DATED JANUARY 2, 1997, TO THE PROSPECTUS DATED
    APRIL 29, 1996, AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996, JULY 1, 1996
                             AND NOVEMBER 1, 1996.

  References in the Prospectus that Class C shares automatically convert to Class A shares are hereby deleted and the following sentence is added to the section of the Prospectus captioned "ALTERNATIVE SALES ARRANGEMENTS -- CONVERSION FEATURE."

  Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

  The section of the Prospectus captioned "PURCHASE OF SHARES" hereby is supplemented by adding the following:

  The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1997 and terminating on April 15, 1997.

  Paragraph (5) of the section of the Prospectus captioned "PURCHASE OF SHARES --NAV PURCHASE OPTIONS" is hereby amended and restated with the following:

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  Paragraphs (8) and (9) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" are hereby amended and restated with the following:

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1,

      1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Equity Income Fund (the "Fund") is a mutual fund seeking as its primary investment objective the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective. The Fund attempts to achieve these investment objectives by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. There is no assurance that the Fund will achieve its investment objectives.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 29, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                    THIS PROSPECTUS IS DATED APRIL 29, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objectives and Policies...............................   10
Investment Practices.............................................   12
Investment Advisory Services.....................................   16
Alternative Sales Arrangements...................................   18
Purchase of Shares...............................................   21
Shareholder Services.............................................   30
Redemption of Shares.............................................   35
Distribution Plans...............................................   38
Distributions from the Fund......................................   40
Tax Status.......................................................   41
Fund Performance.................................................   42
Description of Shares of the Fund................................   44
Additional Information...........................................   44

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Equity Income (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. Highest possible income consistent with safety of principal. Long-term growth of capital is a secondary investment objective. There is, however, no assurance that the Fund will be successful in achieving its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICY. Invests primarily in income-producing equity instruments and other debt securities. Because prices of common stocks and debt securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The medium grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet its principal and interest obligations than higher rated debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

INVESTMENT RESULTS. The investment results of the Fund during the last ten years are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.00% of redemption proceeds on redemptions made within the first year after purchase, and such charge declines each year thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales
Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% of redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed on a quarterly basis, and capital gains, if any, are distributed annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."

        The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   5.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--5.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                              CLASS A     CLASS B     CLASS C
                                              SHARES      SHARES      SHARES
                                             ---------   ---------   ---------
Management Fees (as a percentage of average
  daily net assets)........................    0.41%       0.41%       0.41%
12b-1 Fees (as a percentage of average
  daily net assets)(1).....................    0.21%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................    0.33%       0.34%       0.35%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................    0.95%       1.75%       1.76%

------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution Plans."

(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 0.95% for
 Class A shares, 1.75% for Class B shares
 and 1.76% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 67    $ 86    $107    $167
    Class B...............................   $ 69    $ 88    $112    $166*
    Class C...............................   $ 28    $ 55    $ 95    $207
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 67    $ 86    $107    $167
    Class B...............................   $ 18    $ 55    $ 95    $166*
    Class C...............................   $ 18    $ 55    $ 95    $207

------------------------------------------------------------------------------
* Based on conversion to Class A shares after six years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission (the "SEC") to utilize a 5% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the Fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                      CLASS A SHARES
                                                          ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31
                                                          ----------------------------------------------------------------------
                                                            1995         1994         1993        1992        1991        1990
                                                          ---------   ----------   ----------   ---------   ---------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................     $5.16       $5.55        $5.15        $4.83       $4.00      $4.48
                                                          ---------   ----------   ----------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................       .25         .27          .25          .255        .26        .255
 Expenses...............................................      (.05)       (.06)        (.06)        (.05)      (.045)     (.035)
                                                          ---------   ----------   ----------   ---------   ---------   --------
Net investment income...................................       .20         .21          .19          .205        .215       .22
Net realized and unrealized gain (loss) on securities...      1.458       (.317)        .6055        .31         .83       (.42)
                                                          ---------   ----------   ----------   ---------   ---------   --------
Total from investment operations........................      1.658       (.107)        .7955        .515       1.045      (.20)
                                                          ---------   ----------   ----------   ---------   ---------   --------
LESS DISTRIBUTIONS FROM
 Net investment income..................................     (.188)      (.1855)       (.168)      (.195)      (.215)     (.235)
 Net realized gain on securities........................      (.32)      (.0975)      (.2275)      --          --         (.045)
                                                          ---------   ----------   ----------   ---------   ---------   --------
Total distributions.....................................     (.508)       (.283)      (.3955)      (.195)      (.215)      (.28)
                                                          ---------   ----------   ----------   ---------   ---------   --------
Net asset value, end of period..........................     $6.31       $5.16        $5.55        $5.15       $4.83      $4.00
                                                          ==========  ===========  ===========  ==========  ==========  =========
TOTAL RETURN(3).........................................     32.57%      (1.98%)      16.00%       10.72%      26.67%    (4.68%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................  $ 349.9     $ 240.5      $ 187.6      $ 123.8     $ 103.1     $ 85.4
Ratios to average net assets
 Expenses...............................................       .95%       1.02%        1.06%        1.01%       1.02%       .89%
 Net investment income..................................      3.43%       3.60%        3.33%        3.95%       4.88%      5.39%
Portfolio turnover rate.................................    92%         92%         101%          74%         80%       150%


                                                            1989        1988       1987       1986
                                                          ---------   --------   --------   ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................     $3.94      $3.92      $4.59       $4.75
                                                          ---------   --------   --------   ---------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................       .295       .33        .35         .33
 Expenses...............................................     (.035)      (.03)      (.04)       (.04)
                                                          ---------   --------   --------   ---------
Net investment income...................................       .26        .30        .31         .29
Net realized and unrealized gain (loss) on securities...       .575       .18      (.185)        .29
                                                          ---------   --------   --------   ---------
Total from investment operations........................       .835       .48        .125        .58
                                                          ---------   --------   --------   ---------
LESS DISTRIBUTIONS FROM
 Net investment income..................................     (.295)      (.30)      (.30)       (.30)
 Net realized gain on securities........................     --          (.16)     (.495)       (.44)
                                                          ---------   --------   --------   ---------
Total distributions.....................................     (.295)      (.46)     (.795)       (.74)
                                                          ---------   --------   --------   ---------
Net asset value, end of period..........................     $4.48      $3.94      $3.92       $4.59
                                                          ==========  =========  =========  ==========
TOTAL RETURN(3).........................................     21.74%     12.58%      1.90%      12.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................  $ 102.4     $ 94.8     $ 93.7     $ 101.1
Ratios to average net assets
 Expenses...............................................       .83%       .79%       .76%        .76%
 Net investment income..................................      6.09%      7.32%      6.04%       5.80%
Portfolio turnover rate.................................    26%        73%        90%         53%

                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                           CLASS C
                                                                                                                            SHARES
                                                                                       CLASS B SHARES                      --------
                                                                     ---------------------------------------------------
                                                                                                              MAY 1,        YEAR
                                                                                                              1992(1)       ENDED
                                                                           YEAR ENDED DECEMBER 31             THROUGH    DECEMBER 31
                                                                     -----------------------------------   DECEMBER 31,  -----------
                                                                       1995         1994       1993(2)        1992(2)        1995
                                                                     ---------   ----------   ----------   -------------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............................     $5.16       $5.55        $5.15          $4.83        $5.16
                                                                     ---------   ----------   ----------   -------------   --------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................................       .25         .21          .24            .16          .25
 Expenses..........................................................      (.10)       (.08)        (.10)          (.06)        (.10)
                                                                     ---------   ----------   ----------   -------------   --------
Net investment income..............................................       .15         .13          .14            .10         1.15
Net realized and unrealized gain (loss) on securities..............      1.458       (.277)        .6155          .337        1.458
                                                                     ---------   ----------   ----------   -------------   --------
Total from investment operations...................................      1.608       (.147)        .7555          .437        1.608
                                                                     ---------   ----------   ----------   -------------   --------
LESS DISTRIBUTIONS FROM
 Net investment income.............................................     (.148)       (.13)        (.128)         (.117)      (.148)
 Excess of book-basis net investment income........................     --          (.0155)       --            --            --
 Net realized gain on securities...................................      (.32)      (.0975)      (.2275)        --            (.32)
                                                                     ---------   ----------   ----------   -------------   --------
Total distributions................................................     (.468)       (.243)      (.3555)         (.117)      (.468)
                                                                     ---------   ----------   ----------   -------------   --------
Net asset value, end of period.....................................     $6.30       $5.16        $5.55          $5.15        $6.30
                                                                     ==========  ===========  ===========  ================ =======
TOTAL RETURN(3)....................................................     31.51%      (2.70%)      14.94%          9.17%       31.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............................  $ 408.9     $ 242.0      $ 115.4        $  13.3       $ 38.3
Ratios to average net assets (annualized)
 Expenses..........................................................      1.75%       1.82%        1.89%          1.87%        1.76%
 Net investment income.............................................      2.62%       2.82%        2.45%          3.06%        2.63%
Portfolio turnover rate............................................    92%         92%         101%            74%          92%


                                                                                    JULY 6,
                                                                                    1993(1)
                                                                                    THROUGH
                                                                                 DECEMBER 31,
                                                                       1994         1993(2)
                                                                     ---------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............................    $5.55          $5.37
                                                                     ---------   -------------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................................      .23            .11
 Expenses..........................................................     (.09)          (.05)
                                                                     ---------   -------------
Net investment income..............................................      .14            .06
Net realized and unrealized gain (loss) on securities..............     (.287)          .379
                                                                     ---------   -------------
Total from investment operations...................................     (.147)          .439
                                                                     ---------   -------------
LESS DISTRIBUTIONS FROM
 Net investment income.............................................     (.14)          (.064)
 Excess of book-basis net investment income........................    (.0055)        --
 Net realized gain on securities...................................    (.0975)         (.195)
                                                                     ---------   -------------
Total distributions................................................     (.243)         (.259)
                                                                     ---------   -------------
Net asset value, end of period.....................................    $5.16          $5.55
                                                                     ==========  ================
TOTAL RETURN(3)....................................................    (2.70%)         8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............................  $ 26.9        $  10.0
Ratios to average net assets (annualized)
 Expenses..........................................................     1.82%          1.98%
 Net investment income.............................................     2.83%          2.27%
Portfolio turnover rate............................................   92%           101%

---------------
(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  The Fund operates under the following four fundamental investment policies which may not be changed without approval by a majority vote (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund's outstanding shares.

  1. The Fund invests primarily in securities which provide the highest possible income as is consistent with safety of principal. To the extent possible, considering its primary investment objective, the Fund seeks long-term growth of capital as a secondary objective.

  2. The Fund may invest in income-producing equity instruments (subject to number three below), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund's objectives. Although the Fund has not adopted any fundamental investment policies specifying the rating categories for investment in debt securities, it is the current operating policy of the Fund to invest in debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or in nonrated securities considered by the Adviser to be of comparable quality. It is also the operating policy of the Fund to invest not more than 10% of its total assets in debt securities rated Baa by Moody's or BBB by S&P or in nonrated securities considered by the Adviser to be of comparable quality. These operating policies do not apply to convertible securities which are selected primarily on the basis of their equity characteristics. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market price fluctuations as a result of changes in interest rates than debt securities with shorter maturities.

  3. The Fund under normal conditions invests at least 65% of its total assets in income-producing equity investments, which may include without limitation dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).

  4. The Fund intends to diversify its investments among various industries, although the Fund may invest up to 25% of its total assets in a particular industry at any one time.

  In selecting common stocks, the Adviser seeks attractive growth investments on an individual company basis which may include common stocks which do not pay dividends. The Fund may invest in securities that have above average volatility of price movement including warrants or rights to acquire securities. Because prices of common stocks and debt securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Fund will be successful in achieving its objectives.

  Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may purchase convertible securities rated Ba or lower by Moody's or BB or lower by S&P. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

  For a discussion of the Fund's practices regarding investments in foreign securities or investments in investment companies, see "Investment Practices -- Securities of Foreign Issuers," "Investment Practices -- Investment in Investment Companies," respectively.

  When, in the opinion of the Adviser, market conditions dictate a temporary defensive position, the Fund may invest up to 100% of its total assets in cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements. See "Investment Practices -- Repurchase Agreements."

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INVESTMENT PRACTICES
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  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.

  In times of stable or rising security prices, the Fund generally seeks to obtain maximum exposure to the securities markets, i.e., to be "fully invested."

Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

  If the Adviser forecasts a market decline, the Fund may take a defensive position, reducing its exposure to the securities markets by increasing its cash position. By selling futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sale of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities.

  POTENTIAL RISKS OF OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option purchased by the Fund is considered an illiquid security. Any OTC Option written by the Fund is with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in a separate investment company, Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund"), that invests in a broad selection of small capitalization securities. The shares of the Small Cap Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund will provide the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market while at the same time minimizing costs. The Small Cap Fund does not pay advisory fees, nor is there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund are borne by it, and thus indirectly by the

Van Kampen American Capital funds that invest in it. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part these savings will be attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization stocks will need to be performed only once. The Adviser expects that the Small Cap Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization stocks were purchased separately for the Fund and other Van Kampen American Capital funds.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.

  For purposes of reviewing the Fund's portfolio diversification, the Fund will be deemed to own its pro rata portion of the investments of the Small Cap Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 15% of its total assets in securities of foreign governments and companies. Such investments may be subject to special risks, including changes in currency exchange rates, future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote (as defined in the 1940 Act) of the outstanding shares of the Fund. These restrictions provide, among other things, that the Fund may not:

  1. Invest more than 25% of its total net asset value in any one industry; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

  2. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

  In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Trustees without a vote of shareholders. These restrictions provide that the Fund may not:

  1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the Fund's total assets would be invested in such securities.

  2. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

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INVESTMENT ADVISORY SERVICES
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  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:

                AVERAGE DAILY NET
                     ASSETS                     % PER ANNUM
    -----------------------------------------  -------------
    First $150 million.......................  0.50 of 1.00%
    Next $100 million........................  0.45 of 1.00%
    Next $100 million........................  0.40 of 1.00%
    Over $350 million........................  0.35 of 1.00%

Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted codes of ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Mr. James Gilligan has been primarily responsible for the day-to-day management of the Fund's investment portfolio since January 1990. Mr. Gilligan is currently Senior Vice President of the Adviser and has been Vice

President of the Adviser since March 1990 and Senior Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995.

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ALTERNATIVE SALES ARRANGEMENTS
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  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will convert automatically to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to

Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A shares.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." It is presently the policy of the Distributor not to accept any order in an amount of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds, For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING

DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares and Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds distributed by the Distributor. See "Shareholder
Services -- Exchange Privilege."

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PURCHASE OF SHARES
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GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the New York Stock Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) valuing all other over-the-counter securities for which market quotations are available at the mean between the most recent bid and asked quotations supplied by NASDAQ or broker-dealers, and
(iv) valuing any securities for which market quotations are not readily available, and any other assets, at fair value as determined in good faith by the Trustees of the Fund. Short-term investments are valued in the manner described in the notes to the Financial Statements included in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                      REALLOWED
                                              AS % OF   AS % OF      TO DEALERS
                   SIZE OF                    OFFERING NET AMOUNT    (AS A % OF
                 INVESTMENT                    PRICE    INVESTED   OFFERING PRICE)
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Less than $50,000............................ 5.75%     6.10%        5.00%
$50,000 but less than $100,000............... 4.75%     4.99%        4.00%
$100,000 but less than $250,000.............. 3.75%     3.90%        3.00%
$250,000 but less than $500,000.............. 2.75%     2.83%        2.25%
$500,000 but less than $1,000,000............ 2.00%     2.04%        1.75%
$1,000,000 or more*                             *         *            *
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  * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealer, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and the Govett Funds, Inc.

  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the above table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadvisor to any such fund described in (1) above or an affiliate of such subadvisor; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  (9) Participants with accounts in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to authorized dealers as follows:
      1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

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                                            CONTINGENT DEFERRED SALES CHARGE
                                                   AS A PERCENTAGE OF
YEAR SINCE PURCHASE                          DOLLAR AMOUNT SUBJECT TO CHARGE
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First.................................................................  5.00%
Second................................................................  4.00%
Third.................................................................  3.00%
Fourth................................................................. 2.50%
Fifth.................................................................. 1.50%
Sixth....................................................................None

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  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemption of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

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SHAREHOLDER SERVICES
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  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of those services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and

Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.

  Both accounts must be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or

Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.

  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirements of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See "Purchase of Shares" and

"Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B and Class C shareholders who established a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

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REDEMPTION OF SHARES
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  REGULAR REDEMPTION. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS at P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen

American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P. O. Box 944, Houston, Texas 77001-0944. Contact the Custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, usually a period of 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified herein. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

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DISTRIBUTION PLANS
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  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's Board of Trustees and approved by its shareholders. Pursuant to Rule 12b-1, the Trustees of the Fund and the shareholders of each class have adopted three distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan." Each distribution plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules regulate the distribution and service charges that a mutual fund may impose on a class of shares. The Distributor uses the Class A, Class B and Class C service fees to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts.

  Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares.

  Under the Class B Plan and Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and also pays a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares or Class C shares to reimburse the Distributor for service fees paid by it to authorized dealers and for its distribution costs. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for upfront commissions and transaction fees of up to 4.00% of the purchase price of Class B shares purchased by the clients of authorized dealers and other distribution expenses as described in the Statement of

Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares and other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees periodically for their consideration in connection with their deliberations as to the continuance of such plans. In their review of the distribution plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B shares or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund; in both cases such charges provide for the financing of the distribution of the Fund's shares.

  Actual distribution expenses paid by the Distributor with respect to Class B shares or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such plans are in effect. For the year ended December 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $12.4 million or 3.02% of the Class B shares' net assets. For the year ended December 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $205,000 or 0.54% of the Class C shares' net assets. If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

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DISTRIBUTIONS FROM THE FUND
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  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends and distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher incremental transfer agency fees applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."

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TAX STATUS
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  The Fund has qualified and intends to continue to qualify and be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of its taxable net investment income and net realized capital gains annually. Dividends from net investment income and distributions from any net realized short-term capital gains are taxable to shareholders as ordinary income. Long-term capital gains distributions constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions, including information as to the portion (including short-term capital gains) taxable as ordinary income, and the portion taxable as long-term capital gains.

  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed herein.

  Gains or losses on the Fund's transactions in listed options (except certain equity options) on securities or indexes, futures and options on futures generally are treated as 60% long-term and 40% short-term, and positions held by the Fund at the end of its taxable year generally are required to be marked to market, with the result that unrealized gains and losses are treated as realized. Gains and losses realized by the Fund from writing over-the-counter options constitute short-term capital gains or losses unless the option is exercised, in which case the character of the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisors for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

  PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund pays Pennsylvania foreign franchise and corporate net income tax because of its business activities in Pennsylvania. As a result, Fund shares are exempt from Pennsylvania personal property taxes. The Fund maintains an office at Mellon Bank Center, Suite 1300, 173 S Market Street, Philadelphia, PA 19103.

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FUND PERFORMANCE
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  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares of the Fund. Class A share total return figures include the maximum sales charge of 5.75%; Class B share and Class C share total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investment plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Consumer Price Index, Dow Jones Industrial Average, Standard & Poor's, or NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the

Fund at the telephone number and address printed on the cover page of this Prospectus.

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DESCRIPTION OF SHARES OF THE FUND
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  The Fund was originally incorporated in Delaware on August 14, 1957 and reincorporated by merger into a Maryland Corporation on October 22, 1991. The Fund was reorganized as a business trust under the laws of the state of Delaware as of August 18, 1995 and adopted its current name at that time. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights, except as described herein.

  The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

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ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the

SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
EQUITY INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Equity Income Fund
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Equity Income Fund
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Dr.
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

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                               EQUITY INCOME FUND

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                              P R O S P E C T U S
                                 APRIL 29, 1996

------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                 SUBJECT TO COMPLETION--DATED FEBRUARY 3, 1997


                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181

                                 (630) 684-6000


                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND


                             DATED FEBRUARY 3, 1997


                             ---------------------


     This Statement of Additional Information provides information about the Van Kampen American Capital Equity Income Fund (the "Equity Income Fund"), an open-end diversified management investment company organized as a Delaware business trust, in addition to information contained in the Prospectus/Proxy Statement of the Equity Income Fund, dated February 3, 1997, which also serves as the proxy statement of the Van Kampen American Capital Balanced Fund (the "Balanced Fund"), an open-end diversified management investment company organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust (the "Equity Trust"), in connection with the issuance of Class A, B and C shares of the Equity Income Fund to shareholders of the Balanced Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Equity Income Fund or Balanced Fund located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (telephone number (630) 684-6000 or (800) 421-5666).


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization of the Balanced Fund................   2
Additional Information about the Equity Income Fund.........   2
Additional Information about the Balanced Fund..............   2
Financial Statements........................................   2

     The Equity Income Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE BALANCED FUND


     The shareholders of the Balanced Fund are being asked to approve an acquisition of all the assets of the Balanced Fund solely in exchange for Class A, B and C shares of the Equity Income Fund and the Equity Income Fund's assumption of the liabilities of the Balanced Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Equity Income Fund and the Equity Trust, on behalf of the Balanced Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.


ADDITIONAL INFORMATION ABOUT THE EQUITY INCOME FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Equity Income Fund, dated April 29, 1996, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE BALANCED FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Balanced Fund, dated October 28, 1996, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Equity Income Fund for the fiscal year ended December 31, 1995, as included in Appendix B hereto, (ii) the audited financial statements of the Balanced Fund for fiscal year ended June 30, 1996, as included in Appendix C hereto, and (iii) the unaudited financial statements of the Equity Income Fund for the six months ended June 30, 1996, as included in Appendix D hereto.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of
      , 1996, by and between Van Kampen American Capital Equity Income Fund, a business trust formed under the laws of the State of Delaware (the "Equity Income Fund"), and Van Kampen American Capital Equity Trust, a business trust formed under the laws of the State of Delaware (the "Equity Trust") on behalf of its series, Van Kampen American Capital Balanced Fund (the "Balanced Fund").

                                  WITNESSETH:

  WHEREAS, the Board of Trustees of each of the Equity Trust on behalf of the Balanced Fund and the Equity Income Fund have determined that entering into this Agreement for the Equity Income Fund to acquire the assets and liabilities of the Balanced Fund is in the best interests of the shareholders of each respective fund; and

  WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

  NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTLON.

  A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Balanced Fund will convey, transfer and deliver to the Equity Income Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Balanced Fund (including accrued interest to the Closing Date) acceptable to the Equity Income Fund as more fully set forth on
Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

  B. CONSIDERATION. In consideration thereof, the Equity Income Fund agrees that on the Closing Date it will (i) deliver to the Balanced Fund, full and fractional Class A, Class B and Class C Shares of beneficial interest of the Equity Income Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Balanced Fund described in Section 3E hereof (the "Liabilities") determined pursuant to
Section 3A of this Agreement (collectively, the "Equity Income Fund Shares") and
(ii) assume all of the Balanced Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of beneficial interest of the Equity Income Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Equity Income Fund Shares delivered to the Balanced Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

  CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Balanced Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Equity Income Fund shall deliver to the Balanced Fund the Equity Income Fund Shares in the amount determined pursuant to Section 1B hereof and the Balanced Fund thereafter shall, in order to effect the distribution of such shares to the Balanced Fund stockholders, instruct the Equity Income Fund to register the pro rata interest in the Equity Income Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Balanced Fund in accordance with their holdings of either Class A, Class B or Class C Shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Equity Income Fund agrees promptly to comply with said instruction. The Equity Income Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

  A. VALUATION. The value of the Assets and Liabilities of the Balanced Fund to be transferred and assumed, respectively, by the Equity Income Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Equity Income Fund (collectively, the "Equity Income Fund Prospectus"), copies of which have been delivered to the Balanced Fund.

  B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the Equity Income Fund (the "Custodian") for the benefit of the Equity Income Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen American Capital Investment Advisory Corp. (the "Balanced Adviser").

  C. FAILURE TO DELIVER SECURITIES. If the Balanced Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Balanced Fund's securities for the reason that any of such securities purchased by the Equity Income Fund have not yet been delivered to it by the Balanced Fund's broker or brokers, then, in lieu of such delivery, the Balanced Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Equity Income Fund or Custodian, including brokers' confirmation slips.

  D. SHAREHOLDER ACCOUNTS. The Equity Income Fund, in order to assist the Balanced Fund in the distribution of the Equity Income Fund Shares to the Balanced Fund shareholders after delivery of the Equity Income Fund Shares to the Balanced Fund, will establish pursuant to the request of the Balanced Fund an open account with the Equity Income Fund for each shareholder of the Balanced Fund and, upon request by the Balanced Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the Equity Income Fund then held by the Balanced Fund specified in the instruction provided pursuant to Section 2 hereof. The Equity Income Fund is not required to issue certificates representing Equity Income Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Balanced Fund, certificates representing shares of beneficial interest stock of the Balanced Fund shall become null and void.

  E. LIABILITIES. The Liabilities shall include all of Balanced Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

  F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Balanced Adviser agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the Equity Income Fund's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Balanced Fund shareholder proxies; (ii) the Balanced Fund counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in
Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by the Balanced Adviser.

  G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Balanced Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Delaware

Business Trust Law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Balanced Fund. Immediately after the Closing Date, the stock transfer books relating to the Balanced Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. BALANCED FUND'S REPRESENTATIONS AND WARRANTIES.

  The Balanced Fund, hereby represents and warrants to the Equity Income Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Equity Income Fund that:

  A. ORGANIZATION. The Equity Trust is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The Balanced Fund is a separate series of the Equity Trust duly designated in accordance with the applicable provisions of the Equity Trust's Declaration of Trust. The Balanced Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Balanced Fund. The Balanced Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Balanced Fund.

  B. REGISTRATION. The Balanced Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management company and such registration has not been revoked or rescinded. The Balanced Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the Balanced Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

  C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Balanced Fund audited as of and for the year ended June 30, 1996, true and complete copies of which have been heretofore furnished to the Equity Income Fund, fairly represent the financial condition and the results of operations of the Balanced Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

  D. FINANCIAL STATEMENTS. The Balanced Fund shall furnish to the Equity Income Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Balanced Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Balanced Fund as complying with the requirements hereof.

  E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Balanced Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Balanced Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Balanced Fund which would, if adversely determined, materially affect the Balanced Fund's financial condition. All Liabilities were incurred by the Balanced Fund in the ordinary course of its business.

  F. MATERIAL AGREEMENTS. The Balanced Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Balanced Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Balanced Fund to which the Balanced Fund is a party.

  G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, KPMG Peat Marwick LLP, auditors for the Balanced Fund, shall furnish the Equity Income Fund with a statement of the earnings and profits of the Balanced Fund within the meaning of the Code as of the Closing Date.

  H. RESTRICTED SECURITIES. None of the securities comprising the assets of the Balanced Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of Section 2(a)(41) under the 1940 Act.

  I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Balanced Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Balanced Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


  J. CORPORATE AUTHORITY. The Balanced Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Balanced Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the Balanced Fund, no other corporate acts or proceedings by the Balanced Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Balanced Fund and constitutes the legal, valid and binding obligation of the Balanced Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).


  K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Balanced Fund does not and will not (i) violate any provision of the Equity Trust's Declaration of Trust or amendment or restatement thereof, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Balanced Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Balanced Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Balanced Fund. Except as set forth in
Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Balanced Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Balanced Fund of the transactions contemplated by this Agreement.

  L. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

  (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Balanced Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

  (2) issued any option to purchase or other right to acquire shares of the Balanced Fund granted by the Balanced Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Balanced Fund;

  (3) any entering into, amendment or termination of any contract or agreement by Balanced Fund, except as otherwise contemplated by this Agreement;

  (4) any indebtedness incurred, other than in the ordinary course of business, by the Balanced Fund for borrowed money or any commitment to borrow money entered into by the Balanced Fund;

  (5) any amendment of the Equity Trust's Declaration of Trust; or

  (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Balanced Fund other than a lien for taxes not yet due and payable.

  M. TITLE. On the Closing Date, the Balanced Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Equity Income Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

  N. PROSPECTUS/PROXY STATEMENT. The Balanced Fund's Prospectus/Proxy Statement, at the time of delivery by the Balanced Fund to its shareholders in connection with a special meeting of shareholders to approve this transaction, and the Balanced Fund's Prospectus and Statement of Additional Information with respect to the Balanced Fund on the forms incorporated by reference into such Prospectus/Proxy Statement and as of their respective dates (collectively, the "Balanced Fund's Prospectus/Proxy Statement"), and at the time the Registration Statement becomes effective, the Registration Statement insofar as it relates to the Balanced Fund and at all times subsequent thereto and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Equity Income Fund or their affiliates furnished to the Balanced Fund by the Equity Income Fund.

  O. BROKERS. There are no brokers or finders fees payable by the Balanced Fund in connection with the transactions provided for herein.

  P. TAX QUALIFICATION. The Balanced Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

  Q. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Equity Income Fund and those to which the Assets are subject.

  R. BALANCED FUND LIABILITIES. Except as otherwise provided for herein, the Balanced Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Balanced Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE EQUITY INCOME FUND'S REPRESENTATIONS AND WARRANTIES.

  The Equity Income Fund hereby represents and warrants to the Balanced Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Balanced Fund that:

    A. ORGANIZATION. The Equity Income Fund's is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The Equity Income Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Equity Income Fund. The Equity Income Fund's has all material federal, state and local authorizations necessary to own all of the properties and assets of the Equity Income Fund and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Equity Income Fund.

    B. REGISTRATION. The Equity Income Fund is registered under the 1940 Act as an open-end, diversified management company and such registration has not been revoked or rescinded. The Equity Income Fund's is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Equity Income Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

    C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Equity Income Fund audited as of and for the year ended December 31, 1995, true and complete copies of which have been heretofore furnished to the Balanced Fund fairly represent the financial condition and the results of operations of the Equity Income Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

    D. FINANCIAL STATEMENTS. The Equity Income Fund shall furnish to the Balanced Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Equity Income Fund for the period ended June 30, 1996, and (ii) within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments of the Equity Income Fund and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and fairly present the financial position of the Equity Income Fund as at the dates thereof and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Equity Income Fund as complying with the requirements hereof.

    E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Equity Income Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Equity Income Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Equity Income Fund which would, if adversely determined, materially affect the Equity Income Fund's financial condition.

    F. MATERIAL AGREEMENTS. The Equity Income Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Equity Income Fund Prospectus, there are no material agreements outstanding to which the Equity Income Fund is a party.

    G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Equity Income Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Equity Income Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

    H. CORPORATE AUTHORITY. The Equity Income Fund has the necessary power under its Declaration of Trust to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Equity Income Fund's Board of Trustees, no other corporate acts or proceedings by the Equity Income Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Equity Income Fund and constitutes a valid and binding obligation of the Equity Income Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

    I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Equity Income Fund does not and will not
  (i) result in a material violation of any provision of the Declaration of Trust of the Equity Income Fund, (ii) result in a material violation of any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Equity Income Fund or (iii) result in a material violation or breach of, or constitute a default under, or result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Equity Income Fund pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Equity Income Fund is subject. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Equity Income Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Equity Income Fund of the transactions contemplated by this Agreement.

    J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Equity Income Fund which would materially affect its financial condition.

    K. SHARES OF THE EQUITY INCOME FUND: REGISTRATION. The Equity Income Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

    L. SHARES OF THE EQUITY INCOME FUND: AUTHORIZATION. The shares of beneficial interest of the Equity Income Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Equity Income Fund and conform in all material respects to the description thereof contained in the Equity Income Fund's Prospectus furnished to the Balanced Fund.

    M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Equity Income Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

    N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, will conform, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Equity Trust or the Balanced Fund furnished to the Equity Income Fund by the Equity Trust or the Balanced Fund.

    O. TAX QUALIFICATION. The Equity Income Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
  Section 852 of the Code for each of its taxable years.

6. COVENANTS.

  During the period from the date of this Agreement and continuing until the Closing Date the Balanced Fund and Equity Income Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

    A. OTHER ACTIONS. The Balanced Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

    B. GOVERNMENT FILINGS; CONSENTS. The Balanced Fund and Equity Income Fund shall file all reports required to be filed by the Balanced Fund and Equity Income Fund with the SEC between the date of this Agreement and the Closing

  Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Balanced Fund and the Equity Income Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware.

    C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Balanced Fund's Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Balanced Fund or Equity Income Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Balanced Fund shall promptly prepare and file with the SEC the Prospectus/Proxy Statement and the Equity Income Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Balanced Fund and its affiliated persons, the Equity Income Fund shall only include such information as is approved by the Balanced Fund for use in the Registration Statement. The Equity Income Fund shall not amend or supplement any such information regarding the Equity Income Fund and such affiliates without the prior written consent of the Balanced Fund which consent shall not be unreasonably withheld or delayed. The Equity Income Fund shall promptly notify and provide the Balanced Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Equity Income Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Equity Income Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Equity Income Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Balanced Fund shall furnish all information concerning the Balanced Fund and the holders of the Balanced Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

    D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Balanced Fund shall make available to the Equity Income Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law or which are not relevant to the Balanced Fund). During the period prior to the Closing Date, the Equity Income Fund shall make available to the Balanced Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law or which are not relevant to the Equity Income Fund).

    E. SHAREHOLDERS MEETING. The Balanced Fund shall call a meeting of the Balanced Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Balanced Fund as of the record date for such meeting of shareholders. The Balanced Fund's Board of Trustees shall recommend to the Balanced Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

    F. COORDINATION OF PORTFOLIOS. The Balanced Fund and Equity Income Fund covenant and agree to coordinate the respective portfolios of the Balanced Fund and Equity Income Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Equity Income Fund's portfolio, the resulting portfolio will meet the Equity Income Fund's investment objective, policies and restrictions, as set forth in the Equity Income Fund's Prospectus, a copy of which has been delivered to the Balanced Fund.


    G. DISTRIBUTION OF THE SHARES. At Closing the Balanced Fund covenants that it shall cause to be distributed the Equity Income Fund Shares in the proper pro rata amount for the benefit of Balanced Fund's shareholders such that the Balanced Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Balanced Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Balanced Fund covenants to use all reasonable efforts to cooperate with the Equity Income Fund and the Equity Income Fund's transfer agent in the distribution of said shares.


    H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Balanced Fund and the Equity Income Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

    I. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

    J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Balanced Fund and the Equity Income Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.


    K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Equity Income Fund nor the Balanced Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Equity Income Fund and the Balanced Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Balanced Fund, to render the tax opinion required herein.


    L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Balanced Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE BALANCED FUND.

  The obligations of the Balanced Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Balanced Fund, of the following conditions:

    A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Balanced Fund.

    B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Equity Income Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Equity Income Fund, and the Balanced Fund shall have received a certificate of the President or Vice President of the Equity Income Fund satisfactory in form and substance to the Balanced Fund so stating. The Equity Income Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

    C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

    D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

    E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Equity Income Fund.


    F. TAX OPINION. The Balanced Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Balanced Fund, dated as of the Closing Date, addressed to the Balanced Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.


    G. OPINION OF COUNSEL. The Balanced Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Equity Income Fund, dated as of the Closing Date, addressed to the Balanced Fund substantially in the form and to the effect that: (i) the Equity Income Fund is duly formed and in good standing as a business trust under the laws of the State of Delaware; (ii) the Equity Income Fund is registered as an open-end, diversified management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Equity Income Fund and this Agreement has been duly executed and delivered by the Equity Income Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Equity Income Fund; (iv) neither the execution or delivery by the Equity Income Fund of this Agreement nor the consummation by the Equity Income Fund of the transactions contemplated thereby contravene the Equity Income Fund's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Equity Income Fund as being applicable to the Equity Income Fund; (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Equity Income Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Equity Income Fund or might have a material adverse effect on the value of any assets of the Equity Income Fund; (vi) the Equity Income Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Delaware trust, be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Equity Income Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to Equity Income Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Equity Income Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Balanced Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Balanced Fund, without loss to the Balanced Fund of any material benefit under the Agreement and without any material adverse effect on the Balanced Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to us by the Equity Income Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Equity Income Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Equity Income Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.


  H. OFFICER CERTIFICATES. The Balanced Fund shall have received a certificate of an authorized officer of the Trust, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Balanced Fund.

8. CONDITIONS TO OBLIGATIONS OF THE EQUITY INCOME FUND.

  The obligations of the Equity Income Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Equity Income Fund of the following conditions:

    A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Balanced Fund.

    B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Balanced Fund and the Equity Trust contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Balanced Fund since June 30, 1996 and the Equity Income Fund shall have received a certificate of the President or Vice President of the Balanced Fund satisfactory in form and substance to the Equity Income Fund so stating. The Balanced Fund and the Equity Trust shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.


    C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

    D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

    E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.


    F. TAX OPINION. The Equity Income Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Balanced Fund, dated as of the Closing Date, addressed to the Equity Income Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.



    G. OPINION OF COUNSEL. The Equity Income Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Balanced Fund, dated as of the Closing Date, addressed to the Equity Income Fund, substantially in the form and to the effect that: (i) the Equity Trust is duly formed and existing as a business trust under the laws of the State of Delaware and the Board of Trustees of the Equity Trust has duly designated the Balanced Fund as a series of the Equity Trust pursuant to the terms of the Declaration of Trust of the Equity Trust; (ii) the Balanced Fund is registered as an open-end, diversified management investment company under the 1940 Act;
  (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all necessary trust action of the Equity

  Trust and the Balanced Fund and this Agreement has been duly executed and delivered by the Equity Trust and the Balanced Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Equity Trust and the Balanced Fund (iv) neither the execution or delivery by the Equity Trust and the Balanced Fund of this Agreement nor the consummation by the Balanced Fund of the transactions contemplated thereby contravene the Equity Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Equity Trust and the Balanced Fund as being applicable to the Balanced Fund; (v) to their knowledge based solely on the certificate of an appropriate officer of the Balanced Fund attached thereto, there is no pending, or threatened litigation involving the Balanced Fund except as disclosed therein (vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Equity Trust and the Balanced Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Equity Trust or the Balanced Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Equity Trust and the Balanced Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Equity Income Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Equity Income Fund, without loss to the Equity Income Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Balanced Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Equity Trust and the Balanced Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Equity Trust and the Balanced Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.


    H. THE ASSETS. Unless waived, the Assets, as set forth in Schedule 1, as amended, shall consist solely of cash and marketable securities which are in conformity with the Equity Income Fund's investment objectives, policies and restrictions as set forth in the Equity Income Fund's Prospectus, a copy of which has been delivered to the Balanced Fund.

    I. SHAREHOLDER LIST. The Balanced Fund shall have delivered to the Equity Income Fund an updated list of all shareholders of the Balanced Fund, as reported by the Balanced Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Balanced Fund, taxpayer identification numbers, Form W9 and last known address.

    J. OFFICER CERTIFICATES. The Equity Income Fund shall have received a certificate of an authorized officer of the Balanced Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
  Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders shall be furnished to the Equity Income Fund.

9. AMENDMENT, WAIVER AND TERMINATION.

  (A) The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees, amend this Agreement at any time before or after approval thereof by the shareholders of the Balanced Fund; provided, however, that after receipt of Balanced Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Balanced Fund's shareholder approval thereof.

  (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

  (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

    (i) by the mutual consents of the Board of Trustees of the Balanced Fund and the Equity Income Fund;

    (ii) by the Balanced Fund, if the Equity Income Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

    (iii) by the Equity Income Fund, if the Balanced Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;


    (iv) by either the Balanced Fund or Equity Income Fund, if the Closing has not occurred on or prior to June 30, 1997 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);



    (v) by the Equity Income Fund in the event that: (a) all the conditions precedent to the Balanced Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Equity Income Fund gives the Balanced Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Equity Income Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Balanced Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 1997; or



    (vi) by the Balanced Fund in the event that: (a) all the conditions precedent to the Equity Income Fund's obligation to close, as set forth in
  Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Balanced Fund gives the Equity Income Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Balanced Fund's obligation to close, as set forth in Section 7 of this Agreement; and (c) the Equity Income Fund then fails or refuses to close within the earlier of five
  (5) business days or June 30, 1997.

10. REMEDIES.

  In the event of termination of this Agreement by either or both of the Balanced Fund and Equity Income Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

  A. SURVIVAL. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Equity Income Fund's and the Balanced Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Equity Income Fund or the Balanced Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.


  B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified

Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

  C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

  The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Balanced Fund shall be addressed to the Balanced Fund c/o Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181; Attention: General Counsel, or at such other address as the Balanced Fund may designate by written notice to the Equity

Income Fund. Notice to the Equity Income Fund shall be addressed to the Equity Income Fund c/o Van Kampen American Capital Asset Management, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Equity Income Fund may designate by written notice to the Balanced Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.


  The Balanced Fund and the Equity Income Fund agree that copies of the books and records of the Balanced Fund relating to the Assets including, but not limited to all files, records, written materials, closing transcripts, surveillance files and credit reports shall be delivered by the Balanced Fund to the Equity Income Fund at the Closing Date. In addition to, and without limiting the foregoing, the Balanced Fund and the Equity Income Fund agree to take such action as may be necessary in order that the Equity Income Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the three tax years ending December 31, 1993, December 31, 1994 and December 31, 1995; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.


16. GENERAL.


  This Agreement supersedes all prior agreements between the parties (written or oral) and is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Balanced Fund and Equity Income Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Copies of the Declarations of Trust of the Equity Income Fund and Equity Trust are on file with the Secretary of the State of the State of Delaware and notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the Equity Income Fund and the Equity Trust, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Equity Income Fund or Equity Trust individually but binding only upon the assets and property of the Equity Income Fund or the Equity Trust the case may be.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                    VAN KAMPEN AMERICAN CAPITAL
                                    EQUITY INCOME FUND,
                                    a Delaware business trust

                                    By:
                                           ---------------------------------

                                    Title:
                                           ---------------------------------

Attest:
       ---------------------------

Title:
      ----------------------------

                                    VAN KAMPEN AMERICAN CAPITAL
                                    EQUITY TRUST,
                                    a Delaware business trust on behalf of
                                    VAN KAMPEN AMERICAN CAPITAL
                                    BALANCED FUND

                                    By:
                                           ---------------------------------

                                    Title:
                                           ---------------------------------

Attest:
       ---------------------------

Title:
      ----------------------------

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND

                              Dated April 29, 1996

                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND

 SUPPLEMENT DATED JANUARY 21, 1997, TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 29, 1996.

     The section of the Statement of Additional Information describing the Trustees and Officers is hereby updated by deleting Messrs. Hilsman, Miller, Powell and Woodside who are no longer Trustees of the Fund and inserting the following:

          Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees effective December 31, 1996. Mr. Powell resigned from the Board of Trustees on August 15, 1996.

                      STATEMENT OF ADDITIONAL INFORMATION

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated April 29, 1996. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
General Information...................................................................   B-2
Investment Restrictions...............................................................   B-3
Options, Futures Contracts and Related Options........................................   B-5
Portfolio Turnover....................................................................  B-10
Securities of Foreign Issuers.........................................................  B-10
Repurchase Agreements.................................................................  B-10
Trustees and Officers.................................................................  B-11
Investment Advisory Agreement.........................................................  B-18
Distributor...........................................................................  B-20
Distribution Plans....................................................................  B-20
Transfer Agent........................................................................  B-22
Portfolio Transactions and Brokerage..................................................  B-22
Determination of Net Asset Value......................................................  B-23
Purchase and Redemption of Shares.....................................................  B-23
Exchange Privilege....................................................................  B-26
Dividends, Distributions and Federal Taxes............................................  B-27
Fund Performance......................................................................  B-29
Other Information.....................................................................  B-30
Report of Independent Accountants.....................................................  B-31
Financial Statements..................................................................  B-32
Notes to Financial Statements.........................................................  B-45

       This Statement of Additional Information is dated April 29, 1996.

GENERAL INFORMATION

     Van Kampen American Capital Equity Income Fund, formerly American Capital Equity Income Fund, Inc. (the "Fund"), was originally incorporated in Delaware under the name Provident Fund for Income, Inc. on August 14, 1957. On July 2, 1990, the Fund's name was changed from Provident Fund for Income, Inc. to American Capital Equity Income Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on October 22, 1991. The Fund was reorganized as a business trust under the laws of the State of Delaware as of August 18, 1995 and adopted its current name at that time.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 13% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

     VKAC uses a four-step investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.

     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing fewer than 4% of the months during the past 69 years, the value of $1.00 invested in 1926 was $15.81 at the end of 1995, compared to $1,113.92 for $1.00 that was invested for the entire period (Source:
Micropal, Inc.). During the most recent 5-year period (1991-1995), the average annual total return for stocks, as measured by the Standard and Poor's 500 Stock Index, a broad-based, unmanaged index, was 11.75%. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 1.93%. Of course, past performance is no guarantee of future results.

     Widely Varied: A widely varied portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a widely varied portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     Blended Investment Style: Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's net worth. At VKAC, our style is blended between growth and value on a fund-specific basis. The results of our approach are constantly evaluated and compared to other similar funds. Although past performance is no guarantee of future results, VKAC remains committed to our belief that this approach should help maximize potential for long-term returns.

     As of March 22, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:

                                                            AMOUNT
                                                        OF OWNERSHIP AT    CLASS OF    PERCENTAGE OF
               NAME AND ADDRESS OF HOLDER               MARCH 22, 1996      SHARES       OWNERSHIP
    -------------------------------------------------   ---------------    --------    -------------
    Van Kampen American Capital Trust Company              15,390,801        A             26.46%
      2800 Post Oak Blvd.                                  21,249,711        B             29.14%
      Houston, TX 77056                                       678,053        C             10.19%
    Merrill Lynch Pierce                                      852,191        C             12.80%
      Fenner & Smith, Inc.
      Mutual Fund Operations
      Attn Book Entry
      4800 Deer Lake Dr. E 3rd Floor
      Jacksonville, FL 32246-6484

     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which, along with its investment objectives, cannot be changed without approval by the holders of a majority vote of its outstanding shares. Such majority vote is defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of
(i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Invest more than 5% of its assets in the securities of any one issuer (except the United States Government) or purchase more than 10% of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act;

      2. Borrow money, except for a temporary purpose and then not in excess of 10% of its net assets taken at cost or market, whichever is lower, and may not pledge more than 15% of gross assets taken at cost to secure such borrowings; such borrowings in excess of 5% may be made from banks only. The Fund will not purchase additional securities while any such borrowings exceed 5% of the Fund's total assets. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options;

      3. Purchase securities on margin, sell securities short, or act as an underwriter of securities except to the extent that in selling restricted securities the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, but the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

         As used herein, "restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without being deemed an underwriter for purposes of the Securities Act of 1933 and without registration of such securities under that Act. Where registration is required, the Fund may have to bear the expense of registration and a considerable period may elapse between the time when a decision is made to sell such securities and the effectiveness of the Registration Statement. The Fund's position in restricted securities may adversely affect the liquidity and marketability of such securities and the Fund may not be able to dispose of its holding in these securities at reasonable price levels;

      4. Purchase or sell commodities or commodities futures, except that the Fund may enter into transactions in futures contracts or related options;

      5. Make loans to any individual;

      6. Invest in securities of other investment companies except at customary brokerage commissions or in connection with mergers, consolidations or exchange offers or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act;

      7. Purchase or retain securities of a company if any officer or director of the Fund or the investment adviser owns beneficially more than one-half of one percent of the securities of such company and together own more than 5% of the securities of such company;

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 10% of the Fund's assets would be invested in such securities. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company;

      9. Invest more than 10% of its net assets in real estate, but the Fund may purchase securities issued by real estate investment trusts and corporations engaged primarily in real estate;

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company;

     11. Invest in companies for the purpose of exercising control of management;

     12. Concentrate its investments in any single group or type of securities except that it may, on occasion, invest up to 25% of its assets in any one industry; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; or

     13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     Short-term trading is not the policy of the Fund, although a subsequent change in the circumstances of a company, an industry, the market or the economy may indicate that the sale of a security is desirable.

     The Fund has undertaken to a certain state not to invest more than 10% of its net assets in Van Kampen American Capital Small Capitalization Fund until it complies with certain NASAA regulations. In addition, commitments have been made to certain states that, while the Fund's shares are registered for sale there, the Fund shall not purchase more than 10% of the securities (voting or non-voting) of any one issuer; deal in puts, calls, straddles or other forms of options; invest more than 2% of its net assets in warrants; purchase securities of foreign issuers if such a purchase would cause the Fund's investments in all such issuers, taken at cost, to exceed 15% of the value of its total assets; invest in real estate, but the Fund has reserved the right to purchase securities issued by real estate investment trusts and corporations engaged primarily in real estate; or invest in interests in oil, gas, or other mineral exploration or development programs. The Fund does not presently intend to engage in short sales against the box. Although the Fund has the right to pledge, mortgage or hypothecate its assets, for purposes of compliance with certain state statutes or investment restrictions, it will not pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares.

     Consistent with its investment objectives, the Fund may make additional commitments more restrictive than its fundamental policies. Should the Fund determine in the future that a commitment is no longer in the best interests of the Fund and its shareholders, it will revoke its commitment by withdrawing its shares from sale in the state to which the commitment was made.

     The Fund has an operating policy, which may be amended by its Trustees, that the Fund shall not invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is likely to result in higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security for the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the options expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalent or liquid high grade debt securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to the increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or that they meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS TO OPTIONS AND FUTURES TRANSACTIONS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rate is shown in the table of Financial Highlights in the Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The portfolio turnover rate may vary greatly from year to year and within a year. Greater portfolio activity increases the Fund's transaction costs, including brokerage commissions. To the extent turnover results in realization of gains on securities held less than six months, shareholders are subject to taxes at ordinary income rates.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 15% of the value of its total assets in securities of foreign governments and companies. Such securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting, standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid security held by the Fund, exceeds 10% of the value of its net assets.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Age: 63
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 Du Pont Circle, N.W.             United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Age: 44                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Age: 53                           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 76                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 60                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 56                           Distributor, the Adviser, the VK Adviser, Van Kampen
                                    American Capital Management, Inc. and Van Kampen American
                                    Capital Advisors, Inc. Chairman, President and a Director
                                    of Van Kampen American Capital Exchange Corporation,
                                    American Capital Contractual Services, Inc. and American
                                    Capital Shareholders Corporation. Chairman and a Director
                                    of ACCESS Investor Services, Inc. ("ACCESS"), Van Kampen
                                    Merritt Equity Advisors Corp., Van Kampen Merritt Equity
                                    Holdings Corp., and VCJ Inc., McCarthy, Crisanti &
                                    Maffei, Inc., McCarthy, Crisanti & Maffei Acquisition,
                                    and Van Kampen American Capital Trust Company. Chairman,
                                    President and a Director of Van Kampen American Capital
                                    Services, Inc. President, Chief Executive Officer and a
                                    Trustee of each of the Van Kampen American Capital Funds.
                                    Director, Trustee or Managing General Partner of other
                                    open-end investment companies and closed-end investment
                                    companies advised by the Adviser or the VK Adviser.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Age: 56                           Capital Funds. He also is a Trustee of The Explorer Trust
                                    and closed-end investment companies advised by the VK
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 74                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm having acted as legal counsel to the Fund.

     Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC and have entered into employment contracts (for a term of five years) with VKAC.

     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Age: 42                                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.
Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Age: 39                                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition Corporation.
                                                       Vice President of each of the Van Kampen
                                                       American Capital Funds. Vice President of
                                                       the closed-end funds advised by the VK
                                                       Adviser.
Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Age: 49                  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Age: 42                  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., VSM Inc.
                                                       VCJ, Inc., Van Kampen Merritt Equity
                                                       Advisors Corp., and Van Kampen Merritt
                                                       Equity Holdings Corp. Executive Vice
                                                       President, General Counsel and Assistant
                                                       Secretary of Van Kampen American Capital
                                                       Advisors, Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., American
                                                       Capital Shareholders Corporation, and Van
                                                       Kampen American Capital Trust Company.
                                                       General Counsel of McCarthy, Crisanti &
                                                       Maffei, Inc. and McCarthy, Crisanti &
                                                       Maffei Acquisition Corp. Vice President and
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds. Secretary of the
                                                       closed-end funds advised by the VK Adviser.
                                                       Director of ICI Mutual Insurance Co., a
                                                       provider of insurance to members of the
                                                       Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 49                                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Age: 54                                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Age: 51                                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Age: 40                  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Age: 40                                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Age: 36                                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Age: 31                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Age: 32                                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Age: 39                                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       VSM Inc., VCJ Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., Van Kampen
                                                       Merritt Equity Advisors Corp., Van Kampen
                                                       Merritt Equity Holdings Corp., American
                                                       Capital Shareholders Corporation. Secretary
                                                       and Deputy General Counsel of McCarthy,
                                                       Crisanti, & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition. Chief Legal
                                                       Officer of McCarthy, Crisanti & Maffei,
                                                       S.A. Assistant Secretary of each of the Van
                                                       Kampen American Capital Funds. Assistant
                                                       Secretary of the closed-end funds advised
                                                       by the VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Age: 39                                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.
Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Age: 31                                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.
Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Age: 63                                              Kampen American Capital Funds.

     Each of the foregoing trustees and officers holds the same position with each of 46 other Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below.

     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.

                             COMPENSATION TABLE(1)

                                                                                                   TOTAL
                                                                                               COMPENSATION
                                              AGGREGATE         PENSION OR       ESTIMATED    BEFORE DEFERRAL
                                            COMPENSATION        RETIREMENT        ANNUAL         FROM FUND
                                           BEFORE DEFERRAL   BENEFITS ACCRUED    BENEFITS        AND FUND
                                                FROM         AS PART OF FUND       UPON       COMPLEX PAID TO
                 NAME(2)                       FUND(3)         EXPENSES(4)      RETIREMENT(5)   TRUSTEE(6)
-----------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan........................      $ 2,090             $-0-           $ 2,500         $84,250
Dr. Richard E. Caruso....................        1,520              -0-               -0-          57,250
Philip P. Gaughan........................          730              -0-               -0-          76,500
Linda Hutton Heagy.......................          690              -0-             2,500          38,417
Dr. Roger Hilsman........................        2,170              -0-             1,500          91,250
R. Craig Kennedy.........................          890              -0-             2,500          92,625
Donald C. Miller.........................          810              -0-               -0-          94,625
Jack E. Nelson...........................          890              -0-             2,500          93,625
David Rees...............................        2,090              -0-             1,250          83,250
Jerome L. Robinson.......................          890              -0-               -0-          89,375
Lawrence J. Sheehan......................        2,170              -0-               -0-          91,250
Dr. Fernando Sisto.......................        2,460              -0-             2,500          98,750
Wayne W. Whalen..........................          890              -0-             2,500          93,375
William S. Woodside......................        2,010              -0-             2,500          79,125

---------------

(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended December 31, 1995 or the Fund Complex' last calendar year ended December 31, 1995.

(2) Messrs. Powell and McDonnell, trustees of the Fund, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Gaughan retired from the Board of Trustees on January 26, 1996. Messrs. Caruso, Rees, and Sheehan were removed from the Board of Trustees effective September 7, 1995, January 29, 1996 and January 29, 1996, respectively.

(3) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of the Fund during its fiscal year ended December 31, 1995. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended December 31, 1995:
    Dr. Caruso, $1,520; Mr. Gaughan, $370; Ms. Heagy, $450; Mr. Kennedy, $450; Mr. Miller, $370; Mr. Nelson, $450; Mr. Robinson, $450; Dr. Sisto, $1,410; and Mr. Whalen, $450. The cumulative deferred compensation
                                                   (See notes on following page)

    (including interest) accrued with respect to each trustee from the Fund as of December 31, 1995 is as follows: Dr. Caruso, $8,007; Mr. Gaughan, $370; Ms. Heagy, $450; Mr. Kennedy, $450; Mr. Miller, $370; Mr. Nelson, $450; Mr. Rees, $18,289; Mr. Robinson, $450; Dr. Sisto, $10,255 and Mr. Whalen, $450. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(4) The amounts shown in this column are zero because the Fund did not adopt its retirement plan until after the end of its 1995 fiscal year. The amounts in this column will remain zero in the Fund's 1996 fiscal year the because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996; absent such reimbursement, the aggregate expenses of the Fund for all trustees would be approximately $17,000 in its 1996 fiscal year. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column are the annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.

(6) The amounts shown in this column are accumulated from the Aggregate Compensation before Deferral of each of the 46 mutual funds in the Fund Complex as of December 31, 1995. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr. Sisto, $30,260; and
    Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows:
    Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr.
    Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

     As of March 22, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of March 22, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund

(except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser based in part on the number of portfolios and in part on the relative assets of the portfolios. A portion of these amounts are paid to the Adviser or its parent in reimbursement of personnel, office space facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of: 0.50% on the first $150 million of average net assets; 0.45% on the next $100 million of average net assets; 0.40% on the next $100 million of average net assets; and 0.35% on the average net assets in excess of $350 million.

     The average net asset value for purposes of computing the advisory fees is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the Distribution Plans. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days', nor less than 30 days' written notice.

     During the fiscal years ended December 31, 1993, 1994 and 1995, the Adviser received $1,016,260, $1,875,881 and $2,603,866, respectively, in advisory fees from the Fund. For such periods the Fund paid $92,453, $97,630 and $108,597, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended December 31, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $1,292,157, $1,722,966 and $2,264,941, respectively. Of such totals, the amount retained by the Distributor was $177,667, $183,464 and $313,394, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $162,924, $168,108 and $188,336, respectively, was received by Advantage Capital Corporation, a former affiliated dealer of the Fund.

DISTRIBUTION PLANS

     The Fund adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan," "Class B Plan" or "Class C Plan," respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "authorized dealers") for administration, servicing Fund shareholders who are also their clients and/or distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such authorized dealers are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate authorized dealers for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for (1) commissions and transaction fees of up to 4.00% of the purchase price of Class B shares purchased by the clients of authorized dealers, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to authorized dealers, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest income thereon computed at the 3-month LIBOR rate plus one and one half percent compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net asset of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of authorized dealers and ongoing commissions and transaction fees paid to authorized dealers in an amount up to 0.75% of the average daily net assets of the

Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to authorized dealers, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest income thereon computed at the 3-month LIBOR rate plus one and one half percent compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     As required by Rule 12b-1 under the 1940 Act, each plan and the form of servicing agreement were approved by the Trustees, including a majority of the Trustees who are not affiliated persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the plans or in any agreements related to each plan ("Independent Trustees"). In approving each plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each plan will benefit the Fund and its shareholders.

     Each plan requires the Distributor to provide the Trustees at least quarterly with a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the plans will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of Independent Trustees.

     Each plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of the Fund. Any change in any of the plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval voting separately by class otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     For the fiscal year ended December 31, 1995, the Fund's aggregate expenses under the Class A Plan were $601,850 or 0.21% of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended December 31, 1995, the Fund's aggregate expenses under the Class B Plan were $3,125,732 or 1.00% of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,344,299 for commissions and transaction fees paid to authorized dealers in respect of sales of Class B shares of the Fund and $781,433 for fees paid to authorized dealers for servicing Class B shareholders and administering the Class B Plan. For the fiscal year ended December 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $12.4 million. For the fiscal year ended December 31, 1995, the Fund's aggregate expenses under the Class C Plan were $318,679 or 1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $239,009 for commissions and transaction fees paid to authorized dealers in respect of sales of Class C shares of the Fund and $79,670 for fees paid to authorized dealers for servicing Class B shareholders and administering the Class C Plan. For the fiscal year ended December 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $205,000.

TRANSFER AGENT

     For the fiscal year ended December 31, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $1,360,426 for these services. These services are provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions, if any, paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and
(c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 1993, 1994 and 1995, totalled $680,869, $1,190,765, and $1,274,150, respectively. During the year ended December 31, 1995 the Fund paid $461,458 in brokerage commissions on transactions totalling $297,135,940 to brokers selected primarily on the basis of research services provided to the Adviser.

     Prior to December 20, 1994, the Fund, from time to time, placed brokerage transactions with brokers who were considered affiliated persons of the Adviser's former parent, The Travelers Inc. ("Travelers"). Such affiliated persons included Smith Barney, Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). In addition, from 1985 to September 30, 1992, Jefferies & Company, Inc. ("Jefferies") was an affiliate of The Travelers Inc. (then Primerica Corporation). The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

     The Fund paid the following commissions to these brokers during the periods shown :

                                                                          ROBINSON      SMITH
                                                                          HUMPHREY     BARNEY
                                                                          --------     -------
Commissions Paid:
  Fiscal 1993                                                                  --      $51,175
  Fiscal 1994                                                              $1,400      $68,439
  Fiscal 1995                                                                  --           --

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) valuing all other over-the-counter securities for which market quotations are available at the mean between the most recent bid and asked quotations supplied by NASDAQ or broker-dealers, and (iv) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Trustees of the Fund. Short-term investments are valued in the manner described in the notes to the Financial Statements included in this Statement of Additional Information.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund issues three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC - Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC - Class A is imposed upon redemption, the amount of the CDSC - Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase, or 1.00% of the net asset value of the shares at the time of redemption.

     The CDSC - Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC - Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC - Class A will be imposed on exchanges between funds. For purposes of the CDSC - Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC - Class A rather than a front-end load sales charge. In determining whether a CDSC - Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of certain other participating funds described as "Participating Funds" in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES ("CDSC - CLASS B AND C")

     The CDSC - Class B and C is waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC - Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC - Class B and C.

     In cases of disability or death, the CDSC - Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC - Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC - Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC - Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC - Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC - Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC - Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC - Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC - Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the same class of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC - Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC - Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services - Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The Fund's policy is to distribute substantially all of its taxable net investment income in quarterly dividends to shareholders of Class A, Class B and Class C shares. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees and higher transfer agency fees applicable to the Class B shares and Class C shares. The Fund intends to distribute to shareholders any taxable net realized capital gains for each class at least annually. Taxable net realized capital gains are the excess, if any, of the Fund's total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years in accordance with the tax laws. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct ACCESS in writing and receive cash.

     The Fund has elected to be taxed as a regulated investment company under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its taxable net investment income and taxable net realized capital gains to shareholders and meet certain diversification and other requirements. By qualifying as a regulated investment company, the Fund is not subject to Federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     The Fund is subject to a 4% excise tax to the extent it fails to distribute to its shareholders at least 98% of its ordinary (net investment) income for the 12 months ended December 31 plus 98% of its capital gains net income for the 12 months ended October 31 of such calendar year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     Dividends from net investment income and distributions from any short-term capital gains are taxable to shareholders as ordinary income. To the extent determined each year, a portion of the dividends paid from net investment income will qualify in the case of corporation for the dividends received deduction if, and to the extent, the Fund receives qualifying dividends during the year and if certain requirements are met.

     Dividends and distributions declared to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year.

     Distributions from long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Such distributions and distributions from short-term capital gains are not eligible for the dividends received deduction referred to above. Any loss on the sale of Fund shares held for less than six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distribution paid on such shares. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund unless such amount is less than $10.00 in which case no notice is provided.

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized on the basis of the subsequent shares.

     Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

BACK-UP WITHHOLDING

     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income to the Internal Revenue Service, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAXATION OF CERTAIN FUND INVESTMENT PRACTICES

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold at market value during the taxable year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy a 90% distribution requirement for qualifications as a regulated investment company distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy a 90% distribution requirement for qualification as a regulated investment company and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.

     Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.

FUND PERFORMANCE

     The Fund's average annual total return for Class A shares of the Fund (computed in the manner described in the Prospectus) for (i) the one year period ending December 31, 1995 was 25.06%; (ii) the five year period ending December 31, 1995 was 14.81%; and (iii) the ten year period ending December 31, 1995 was 11.53%. The average annual total return for Class B shares of the Fund (computed in the manner described in the Prospectus) for (i) the one year period ending December 31, 1995 was 26.51%; and (ii) the three year and eight month period from May 1, 1992 (the commencement of the sales of Class B shares) to December 31, 1995 was 13.29%. The average annual total return for Class C shares of the Fund (computed in the manner described in the Prospectus) for (i) the one year period ending December 31, 1995 was 30.51%; and (ii) the two year and six month period from July 6, 1993 (the commencement of the sales of Class C shares) to December 31, 1995 was 13.98%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of common securities available for purchase and sale by the Fund. The past one-year, five-year, and ten year periods have been ones of fluctuating common stock prices.

     Total return is computed separately for Class A, Class B and Class C shares.

     The Fund invests primarily in securities which provide the highest possible income as is consistent with safety of principal. To the extent possible, considering its primary investment objective, the Fund seeks long-term growth of capital as a secondary objective. The Fund tries to achieve capital appreciation by investing primarily in high-dividend paying, blue chip stocks that are recognized as household names and leaders in American industry. In addition, the Fund attempts to remain fully invested and diversified across many industries to achieve consistent long-term performance.

     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.

     Since the Fund's commencement of investment operations on August 3, 1960, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect, 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, its largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the

Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Equity In-come Fund at December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the fiscal periods present-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibil-ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with gener-ally accepted auditing standards which require that we plan and perform the au-dit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1996

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           DOMESTIC COMMON STOCK 55.9%
           CONSUMER DISTRIBUTION 3.2%
      *52  Ann Taylor Stores, Inc.................................  $    533,000
       30  Dayton Hudson Corp.....................................     2,250,000
     *145  Federated Department Stores, Inc.......................     3,987,500
       48  Gap, Inc...............................................     2,016,000
       37  Home Depot, Inc........................................     1,771,375
       14  Interstate Bakeries Co.................................       308,775
      145  May Department Stores Co...............................     6,126,250
      *27  Nine West Group, Inc...................................     1,001,250
       75  Nordstrom, Inc.........................................     3,037,500
       82  Sears, Roebuck & Co....................................     3,198,000
      *54  Vons Companies, Inc....................................     1,525,500
                                                                    ------------
                                                                      25,755,150
                                                                    ------------
           CONSUMER DURABLES 1.5%
       68  Chrysler Corp..........................................     3,765,500
       18  Eastman Kodak Co.......................................     1,206,000
      105  General Motors Corp....................................     5,551,875
       92  Sunbeam-Oster Inc......................................     1,403,000
                                                                    ------------
                                                                      11,926,375
                                                                    ------------
           CONSUMER NON-DURABLES 5.8%
       43  Coca-Cola Co...........................................     3,192,750
       30  CPC International, Inc.................................     2,058,750
       71  Gillette Co............................................     3,700,875
      241  Nabisco Holdings Corp., Class A........................     7,862,625
       30  Nike, Inc., Class B....................................     2,088,750
      111  Philip Morris Companies, Inc...........................    10,045,500
       66  Procter & Gamble Co....................................     5,478,000
      106  Quaker Oats Co.........................................     3,657,000
       87  Ralston-Purina Group...................................     5,426,625
       80  RJR Nabisco Holdings Corp..............................     2,470,000
                                                                    ------------
                                                                      45,980,875
                                                                    ------------
           CONSUMER SERVICES 2.3%
       25  Capital Cities ABC, Inc................................     3,084,375
       63  Disney (Walt) Co.......................................     3,717,000
      104  McDonald's Corp........................................     4,693,000
       52  Omnicom Group, Inc.....................................     1,937,000
      *53  Viacom, Inc., Class B..................................     2,510,875
      118  Wendy's International, Inc.............................     2,507,500
                                                                    ------------
                                                                      18,449,750
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           ENERGY 5.1%
      134  Exxon Corp.............................................  $ 10,736,750
      116  Mobil Corp.............................................    12,992,000
      203  Pacific Enterprises....................................     5,734,750
       83  Panhandle Eastern Corp.................................     2,313,625
      120  Texaco, Inc............................................     9,420,000
                                                                    ------------
                                                                      41,197,125
                                                                    ------------
           FINANCE 11.3%
       50  Ahmanson (H. F.) & Co..................................     1,325,000
       62  American International Group, Inc......................     5,735,000
       90  Banc One Corp..........................................     3,397,500
       72  Bank of Boston Corp....................................     3,330,000
      110  Bankers Trust New York Corp............................     7,315,000
       27  BayBanks, Inc..........................................     2,613,450
       59  Beacon Properties Corp.................................     1,357,000
       51  Chemical Banking Corp..................................     2,996,250
       35  Chubb Corp.............................................     3,386,250
        8  Citicorp...............................................       559,520
       45  CoreStates Financial Corp..............................     1,704,375
      119  Debartolo Realty Corp..................................     1,547,000
       31  Duke Realty Investments, Inc...........................       972,625
      123  Federal National Mortgage Association..................    15,267,375
       28  Health Care Property Investors, Inc....................       983,500
      105  Horace Mann Educators Corp.............................     3,281,250
      125  Morgan (J. P.) & Co., Inc..............................    10,031,250
       70  Northern Trust Corp....................................     3,920,000
      187  Prudential Reinsurance Holdings........................     4,371,125
      163  State Street Boston Corp...............................     7,335,000
      105  Travelers Group, Inc...................................     6,601,875
       48  Weingarten Realty Investors............................     1,824,000
                                                                    ------------
                                                                      89,854,345
                                                                    ------------
           HEALTH CARE 4.8%
     *104  Amgen, Inc.............................................     6,175,000
      *75  Magellan Health Services, Inc..........................     1,800,000
      132  Merck & Co., Inc.......................................     8,679,000
       74  Pfizer, Inc............................................     4,662,000
      118  Pharmacia & Upjohn, Inc................................     4,572,500
       95  Schering Plough Corp...................................     5,201,250
     *130  Tenet Healthcare Corp..................................     2,697,500
       32  United Healthcare Corp.................................     2,096,000
      *74  Vencor, Inc............................................     2,405,000
                                                                    ------------
                                                                      38,288,250
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING 3.8%
       84  Allied-Signal, Inc.....................................  $  3,990,000
       56  Fluor Corp.............................................     3,696,000
       62  Foster Wheeler Corp....................................     2,635,000
       57  General Electric Co....................................     4,104,000
       79  Honeywell, Inc.........................................     3,841,375
       52  Illinois Tool Works, Inc...............................     3,068,000
       72  Stewart & Stevenson Services, Inc......................     1,818,000
      154  WMX Technologies, Inc..................................     4,600,750
       51  York International Corp................................     2,397,000
                                                                    ------------
                                                                      30,150,125
                                                                    ------------
           RAW MATERIALS/PROCESSING INDUSTRIES 3.7%
       66  Aluminum Co. of America................................     3,489,750
       92  Bemis, Inc.............................................     2,357,500
      *30  Crown Cork & Seal Co., Inc.............................     1,252,500
       44  Grace (W. R.) & Co.....................................     2,601,500
       65  James River Corp.......................................     1,568,125
       59  Kimberly Clark Corp....................................     4,905,420
       56  Monsanto Co............................................     6,860,000
      128  Praxair, Inc...........................................     4,304,000
       42  Sigma-Aldrich Corp.....................................     2,079,000
                                                                    ------------
                                                                      29,417,795
                                                                    ------------
           TECHNOLOGY 5.9%
       47  Adobe Systems, Inc.....................................     2,914,000
       63  Boeing Co..............................................     4,937,625
      105  Computer Associates International, Inc.................     5,971,875
      *75  Digital Equipment Corp.................................     4,809,375
       69  General Signal Corp....................................     2,233,875
       42  Harris Corp............................................     2,294,250
       25  Hewlett-Packard Co.....................................     2,093,750
       20  International Business Machines Corp...................     1,835,000
       74  Loral Corp.............................................     2,617,750
       36  McDonnell Douglas Corp.................................     3,312,000
      *30  Microsoft Corp.........................................     2,632,500
       39  Motorola, Inc..........................................     2,223,000
      *33  Newbridge Networks Corp................................     1,365,375
       64  Perkin-Elmer Corp......................................     2,416,000
       40  Xerox Corp.............................................     5,480,000
                                                                    ------------
                                                                      47,136,375
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           TRANSPORTATION 0.5%
       57  Union Pacific Corp....................................   $  3,762,000
                                                                    ------------
           UTILITIES 8.0%
       75  Ameritech Corp........................................      4,425,000
      120  AT&T Corp.............................................      7,770,000
       85  Cincinnati Bell, Inc..................................      2,953,750
      150  CMS Energy Group......................................      4,481,250
      110  Duke Power Co.........................................      5,211,250
      156  Frontier Corp.........................................      4,680,000
      100  General Public Utilities Corp.........................      3,400,000
      208  MCI Communications Corp...............................      5,434,000
      140  NIPSCO Industries, Inc................................      5,355,000
      240  Pacificorp............................................      5,100,000
      143  Peco Energy Co........................................      4,307,875
      105  Public Service Enterprise Group.......................      3,215,625
       51  Southern New England Telecommunications Corp..........      2,027,250
      100  U S West Communications Group.........................      3,575,000
     *100  U S West Media Group..................................      1,900,000
                                                                    ------------
                                                                      63,836,000
                                                                    ------------
             TOTAL DOMESTIC COMMON STOCK (Cost $365,843,306).....    445,754,165
                                                                    ============
           FOREIGN COMMON STOCK 5.5%
      *85  Adidas, ADS...........................................      2,279,062
      124  Astra, AB, Series A, ADR..............................      4,929,000
       38  British Petroleum Co., ADR............................      3,880,750
       31  Canadian National Railway.............................        462,000
      135  Canadian Pacific, Ltd.................................      2,446,875
      *47  GCR Holdings, Ltd.....................................      1,046,250
      156  National Power, ADR...................................      1,443,000
       49  Nokia Corp., ADS......................................      1,904,875
      129  PowerGen, PLC, ADR....................................      1,693,125
       75  Royal Dutch Petroleum Co., ADR........................     10,584,375
      149  Telefonos de Mexico, S.A., ADR........................      4,749,375
       70  Teva Pharmaceutical, Ltd., ADR........................      3,246,250
       72  Total, S.A., ADR......................................      2,448,000
       37  Zeneca Group, PLC, ADR................................      2,159,875
                                                                    ------------
             TOTAL FOREIGN COMMON STOCK (Cost $39,424,429).......     43,272,812
                                                                    ============

                                               See Notes to Financial Statements

\
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                        Coupon Maturity Market Value
--------------------------------------------------------------------------
           CONVERTIBLE PREFERRED STOCK 3.9%
      136  Browning-Ferris Industries, Inc., ACES, 7.25%,...  $  4,267,000
       70  Corning Glassworks, MIPS, 6.00%,.................     3,526,250
       85  Delta Air Lines, Inc., $3.50.....................     5,046,875
      145  James River Corp., DECS, $1.55,..................     3,389,375
       50  SCI Finance NV, LLC, 6.25%.......................     3,700,000
      110  Time Warner, Inc., PERCS, $1.24,.................     3,437,500
      104  Williams Companies, Inc., $3.50..................     7,683,000
                                                              ------------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost
           $28,532,604).....................................    31,050,000
                                                              ============

 Par
 Amount
 (000)
---------
          NON-CONVERTIBLE CORPORATE
          OBLIGATIONS 11.0%
          CONSUMER DISTRIBUTION 0.6%
 $  4,000 May Department Stores Co..............    8.375% 08/01/24   4,504,960
                                                                    -----------
          CONSUMER DURABLES 0.8%
    3,000 Ford Motor Co.........................    9.000  09/15/01   3,428,100
    3,000 General Motors Corp...................    7.000  06/15/03   3,156,600
                                                                    -----------
                                                                      6,584,700
                                                                    -----------
          CONSUMER SERVICES 1.6%
    5,000 Cox Communications, Inc...............    7.250  11/15/15   5,206,500
    3,000 Hertz Corp............................    7.000  04/15/01   3,142,800
    2,000 Tele-Communications, Inc..............    9.800  02/01/12   2,399,600
    1,500 Time Warner Entertainment Co..........    9.625  05/01/02   1,741,845
                                                                    -----------
                                                                     12,490,745
                                                                    -----------
          ENERGY 3.4%
    5,000 Enron Corp............................    9.125  04/01/03   5,832,500
    4,000 Occidental Petroleum Corp.............   10.125  11/15/01   4,788,800
    6,000 Sonat, Inc............................    6.875  06/01/05   6,295,200
    1,500 Texaco Capital, Inc...................    8.250  10/01/06   1,759,950
    5,500 Texas Eastern Transport Corp..........    8.250  10/15/04   6,244,975
    2,000 Western Atlas, Inc....................    7.875  06/15/04   2,213,800
                                                                    -----------
                                                                     27,135,225
                                                                    -----------
          FINANCE 0.3%
    2,000 General Electric Capital Corp.........    8.900  09/15/04   2,392,200
                                                                    -----------
          PRODUCER MANUFACTURING 0.2%
    1,500 Reliance Electric Co..................    6.800  04/15/03   1,572,750
                                                                    -----------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 2.9%
    5,000 Carter Holt Harvey, Ltd...............    8.875  12/01/04   5,874,800
    5,000 Crown Cork & Seal Co..................    8.375  01/15/05   5,712,000
    5,000 Georgia Pacific Corp..................    9.500  05/15/22   5,845,750
    5,000 James River Corp......................    8.375  11/15/01   5,537,150
                                                                    -----------
                                                                     22,969,700
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          TECHNOLOGY 0.5%
 $  4,000 Philips Electronics, NV..............    7.750% 04/15/04 $  4,393,880
                                                                   ------------
          TRANSPORTATION 0.4%
    3,000 Union Pacific Corp...................    7.600  05/01/05    3,277,650
                                                                   ------------
          UTILITIES 0.3%
    2,500 MCI Communications Corp..............    7.125  01/20/00    2,626,300
                                                                   ------------
          TOTAL NON-CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $81,708,465)....................................     87,948,110
                                                                   ============
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS 7.8%
          CONSUMER DISTRIBUTION 0.4%
    3,300 Federated Department Stores, Inc.....    5.000  10/01/03    3,341,250
                                                                   ------------
          CONSUMER NON-DURABLES 1.2%
    8,000 Grand Metropolitan...................    6.500  01/31/00    9,280,000
                                                                   ------------
          CONSUMER SERVICES 1.7%
   17,000 ADT Operations, Inc..................       (1) 07/06/10    8,075,000
    1,074 Time Warner, Inc.....................    8.750  01/10/15    1,113,088
    9,700 Time Warner, Inc.....................       (1) 06/22/13    3,977,000
                                                                   ------------
                                                                     13,165,088
                                                                   ------------
          ENERGY 0.3%
    2,710 Ensearch Corp........................    6.375  04/01/02    2,655,800
                                                                   ------------
          FINANCE 1.1%
    1,100 American Travellers Corp.............    6.500  10/01/05    1,520,750
    6,600 Equitable Companies, Inc.............    6.125  12/15/24    7,491,000
                                                                   ------------
                                                                      9,011,750
                                                                   ------------
          HEALTH CARE 0.7%
    4,000 United Technologies Corp., PEN.......       (2) 09/08/97    5,215,000
                                                                   ------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 0.7%
    3,100 Albany International Co..............    5.250  03/15/02    2,759,000
    7,500 RPM, Inc.............................       (1) 09/30/12    3,220,313
                                                                   ------------
                                                                      5,979,313
                                                                   ------------
          TECHNOLOGY 1.2%
       40 American Express Co., DECKS..........    6.250  10/15/96    2,194,035
       50 Salomon, Inc., ELKS..................    6.500  02/01/97    3,232,395
    2,500 3Com Corp............................   10.250  11/01/01    3,887,500
                                                                   ------------
                                                                      9,313,930
                                                                   ------------
          UTILITIES 0.5%
   11,000 U.S. Cellular Corp...................       (1) 06/15/15    3,850,000
                                                                   ------------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $54,322,282)....................................     61,812,131
                                                                   ============

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                                              Coupon     Maturity Market Value
----------------------------------------------------------------------------------------------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 2.9%
 $  5,000 Aegon NV............................................      4.750%    11/01/04 $  7,825,000
    1,700 Ciba-Geigy Corp.....................................      6.250     03/15/16    1,708,500
    8,000 News America Holdings...............................         (1)    03/11/13    3,720,000
   18,500 Roche Holdings, Inc.................................         (1)    04/20/10    8,209,375
    2,090 Sandoz, Ltd.........................................      2.000     10/06/02    1,982,888
                                                                                       ------------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $18,824,499)........................................................     23,445,763
                                                                                       ============
          UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS 4.8%
    1,000 Federal Farm Credit Banks...........................      9.000     03/07/97    1,043,680
   30,000 United States Treasury Bonds........................      7.875     02/15/21   36,923,400
                                                                                       ------------
          TOTAL UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS
           (Cost $35,310,156).......................................................     37,967,080
                                                                                       ------------
          SHORT-TERM INVESTMENTS 9.0%
          COMMERCIAL PAPER 5.7%
   20,295 Associates Corp. of North America...................      6.004     01/02/96   20,281,470
 **25,230 General Electric Capital Corp.......................      5.854     01/02/96   25,213,600
                                                                                       ------------
                                                                                         45,495,070
                                                                                       ------------
          REPURCHASE AGREEMENT 1.6%
   12,555 Lehman Government Securities, Inc., dated 12/29/95
          (collateralized by U.S. Government obligations in a
          pooled cash account) repurchase proceeds
          $12,563,196.........................................      5.875     01/02/96   12,555,000
                                                                                       ------------
          UNITED STATES GOVERNMENT OBLIGATIONS 1.7%
 **14,000 United States Treasury Bills........................   5.441 to  02/15/96 to
                                                                    5.578     04/18/96   13,819,947
                                                                                       ------------
          TOTAL SHORT-TERM INVESTMENTS (Cost $71,861,996)...........................     71,870,017
                                                                                       ============
 TOTAL INVESTMENTS (Cost $695,827,737) 100.8%.......................................    803,120,078
 OTHER ASSETS AND LIABILITIES, NET (0.8%)...........................................     (6,055,502)
                                                                                       ------------
 NET ASSETS 100%....................................................................   $797,064,576
                                                                                       ============

ACES-Automatically convertible equity security    ELKS-Equity linked security, traded in shares
DECKS-Debt exchangeable for common stock          MIPS-Monthly income paying security
DECS-Dividend enhanced convertible stock          PEN-Pharmaceutical exchange note
* Non-income producing security                   PERCS-Preferred equity redeemable cumulative stock
** Securities with a market value of $31.8 million were placed as collateral for futures contracts
(see Note 1B)
(1) Liquid yield option note, zero coupon
(2) Zero coupon


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $695,827,737)................  $803,120,078
Cash............................................................        33,151
Dividends and interest receivable...............................     4,522,355
Receivable for Fund shares sold.................................     2,192,915
Receivable for investments sold.................................     1,766,181
Receivable for broker-variation margin..........................        35,700
Other assets....................................................        49,576
                                                                  ------------
 Total Assets...................................................   811,719,956
                                                                  ------------
LIABILITIES
Payable for Fund shares purchased...............................     8,535,980
Payable for investments purchased...............................     2,722,955
Dividends payable...............................................     2,045,361
Due to Distributor..............................................       661,137
Due to Adviser..................................................       260,895
Due to shareholder service agent................................       154,000
Deferred Trustees' compensation.................................        49,829
Accrued expenses................................................       225,223
                                                                  ------------
 Total Liabilities..............................................    14,655,380
                                                                  ------------
NET ASSETS, equivalent to $6.31 per share for Class A and $6.30 per share for Class B and C shares.............................  $797,064,576
                                                                  ============
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 55,458,931 Class A,
 64,941,985 Class B, and 6,074,199
 Class C shares outstanding.....................................  $  1,264,751
Capital surplus.................................................   680,692,507
Undistributed net realized gain on securities...................     7,516,630
Net unrealized appreciation (depreciation) of securities
 Investments....................................................   107,292,341
 Futures contracts..............................................      (524,008)
Undistributed net investment income.............................       822,355
                                                                  ------------
NET ASSETS......................................................  $797,064,576
                                                                  ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.........................................................  $ 15,597,136
Dividends........................................................    12,266,253
                                                                   ------------
 Investment income...............................................    27,863,389
                                                                   ------------
EXPENSES
Management fees..................................................     2,603,866
Shareholder service agent's fees and expenses....................     1,588,953
Accounting services..............................................       108,597
Service fees--Class A............................................       601,850
Distribution and service fees--Class B...........................     3,125,732
Distribution and service fees--Class C...........................       318,679
Trustees' fees and expenses......................................        25,854
Audit fees.......................................................        41,503
Custodian fees...................................................        33,793
Legal fees.......................................................         8,083
Reports to shareholders..........................................       119,149
Registration and filing fees.....................................       158,575
State franchise taxes............................................        65,833
Miscellaneous....................................................        21,890
                                                                   ------------
 Total expenses..................................................     8,822,357
                                                                   ------------
NET INVESTMENT INCOME............................................    19,041,032
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
 Investments.....................................................    40,048,629
 Futures contracts...............................................     7,636,912
Net unrealized appreciation (depreciation) of securities during the period
 Investments.....................................................   108,545,531
 Futures contracts...............................................      (700,687)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...................   155,530,385
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $174,571,417
                                                                   ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended December 31
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................  $509,399,385  $312,995,062
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................    19,041,032    13,791,828
 Net realized gain on securities...................    47,685,541     4,024,901
 Net unrealized appreciation (depreciation) of
  securities during the period.....................   107,844,844   (27,909,442)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
 operations........................................   174,571,417   (10,092,713)
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (9,417,089)   (7,565,034)
 Class B...........................................    (8,073,838)   (5,449,845)
 Class C...........................................      (805,374)     (616,081)
                                                     ------------  ------------
                                                      (18,296,301)  (13,630,960)
                                                     ------------  ------------
 Net realized gain on securities
 Class A...........................................   (17,024,616)   (3,994,687)
 Class B...........................................   (19,392,670)   (3,771,623)
 Class C...........................................    (1,831,288)     (421,966)
                                                     ------------  ------------
                                                      (38,248,574)   (8,188,276)
                                                     ------------  ------------
 Excess of book-basis net investment income (see
 Note 1F)
 Class A...........................................            --            --
 Class B...........................................            --      (203,788)
 Class C...........................................            --       (26,526)
                                                     ------------  ------------
                                                               --      (230,314)
                                                     ------------  ------------
  Total distributions..............................   (56,544,875)  (22,049,550)
                                                     ------------  ------------
NET EQUALIZATION CREDITS (SEE NOTE 1G).............            --       818,258
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................   100,960,071    94,769,448
 Class B...........................................   127,455,590   158,314,454
 Class C...........................................    12,700,237    22,343,775
                                                     ------------  ------------
                                                      241,115,898   275,427,677
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................    22,648,505     9,530,860
 Class B...........................................    25,073,357     8,619,248
 Class C...........................................     2,071,625       853,040
                                                     ------------  ------------
                                                       49,793,487    19,003,148
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (69,303,217)  (35,662,551)
 Class B...........................................   (42,499,849)  (26,416,978)
 Class C...........................................    (9,467,670)   (4,622,968)
                                                     ------------  ------------
                                                     (121,270,736)  (66,702,497)
                                                     ------------  ------------
  Increase in net assets resulting from capital
  transactions.....................................   169,638,649   227,728,328
                                                     ------------  ------------
INCREASE IN NET ASSETS.............................   287,665,191   196,404,323
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
  net investment income of $822,355 and accumulated
  net investment loss of $8,642, respectively).....  $797,064,576  $509,399,385
                                                     ============  ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                      Class A
                                         --------------------------------------
                                               Year Ended December 31
                                         --------------------------------------
                                          1995    1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $ 5.16  $ 5.55  $ 5.15  $ 4.83  $ 4.00
                                         ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................     .25     .27     .25    .255     .26
 Expenses..............................    (.05)   (.06)   (.06)   (.05)  (.045)
                                         ------  ------  ------  ------  ------
Net investment income..................     .20     .21     .19    .205    .215
Net realized and unrealized gain (loss)
 on securities.........................   1.458   (.317)  .6055     .31     .83
                                         ------  ------  ------  ------  ------
Total from investment operations.......   1.658   (.107)  .7955    .515   1.045
                                         ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
 Net investment income.................   (.188) (.1855)  (.168)  (.195)  (.215)
 Net realized gain on securities.......    (.32) (.0975) (.2275)     --      --
                                         ------  ------  ------  ------  ------
Total distributions....................   (.508)  (.283) (.3955)  (.195)  (.215)
                                         ------  ------  ------  ------  ------
Net asset value, end of period.........  $ 6.31  $ 5.16  $ 5.55  $ 5.15  $ 4.83
                                         ======  ======  ======  ======  ======
TOTAL RETURN (/1/).....................  32.57%  (1.98%) 16.00%  10.72%  26.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...  $349.9  $240.5  $187.6  $123.8  $103.1
Average net assets (millions)..........  $292.4  $214.4  $152.1  $109.6  $ 93.7
Ratios to average net assets
 Expenses..............................    .95%   1.02%   1.06%   1.01%   1.02%
 Net investment income.................   3.43%   3.60%   3.33%   3.95%   4.88%
Portfolio turnover rate................     92%     92%    101%     74%     80%

(1) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class B
                                     ------------------------------------------
                                                                         May 1,
                                                                      1992(/1/)
                                      Year Ended December 31            through
                                     ----------------------------  December 31,
                                        1995     1994   1993(/2/)     1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od................................  $  5.16  $  5.55     $  5.15        $ 4.83
                                     -------  -------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................      .25      .21         .24           .16
 Expenses..........................     (.10)    (.08)       (.10)         (.06)
                                     -------  -------     -------        ------
Net investment income..............      .15      .13         .14           .10
Net realized and unrealized gain
 (loss) on securities..............    1.458    (.277)      .6155          .337
                                     -------  -------     -------        ------
Total from investment operations...    1.608    (.147)      .7555          .437
                                     -------  -------     -------        ------
LESS DISTRIBUTIONS FROM
 Net investment income.............    (.148)    (.13)      (.128)        (.117)
 Excess of book-basis net invest-
  ment income (see Note 1F)........       --   (.0155)         --            --
 Net realized gain on securities...     (.32)  (.0975)     (.2275)           --
                                     -------  -------     -------        ------
Total distributions................    (.468)   (.243)     (.3555)        (.117)
                                     -------  -------     -------        ------
Net asset value, end of period.....  $  6.30  $  5.16     $  5.55        $ 5.15
                                     =======  =======     =======        ======
TOTAL RETURN (/3/).................    31.51%   (2.70%)     14.94%         9.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)............................  $ 408.9  $ 242.0     $ 115.4        $ 13.3
Average net assets (millions)......  $ 312.6  $ 192.9     $  56.2        $  4.4
Ratios to average net assets
 (annualized)
 Expenses..........................     1.75%    1.82%       1.89%         1.87%
 Net investment income.............     2.62%    2.82%       2.45%         3.06%
Portfolio turnover rate............       92%      92%        101%           74%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one full year is not annualized and does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class C
                                               -------------------------------
                                                                       July 6,
                                                 Year Ended          1993(/1/)
                                                 December 31           through
                                               ----------------   December 31,
                                                1995     1994        1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......... $  5.16  $  5.55         $ 5.37
                                               -------  -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................     .25      .23            .11
 Expenses.....................................    (.10)    (.09)          (.05)
                                               -------  -------         ------
Net investment income.........................     .15      .14            .06
Net realized and unrealized gain (loss) on
 securities...................................   1.458    (.287)          .379
                                               -------  -------         ------
Total from investment operations..............   1.608    (.147)          .439
                                               -------  -------         ------
LESS DISTRIBUTIONS FROM
 Net investment income........................   (.148)    (.14)         (.064)
 Excess of book-basis net investment income
  (see Note 1F)...............................      --   (.0055)            --
 Net realized gain on securities..............    (.32)  (.0975)         (.195)
                                               -------  -------         ------
Total distributions...........................   (.468)   (.243)         (.259)
                                               -------  -------         ------
Net asset value, end of period................ $  6.30  $  5.16         $ 5.55
                                               =======  =======         ======
TOTAL RETURN (/3/)............................   31.51%   (2.70%)        8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......... $  38.3  $  26.9         $ 10.0
Average net assets (millions)................. $  31.9  $  21.8         $  3.4
Ratios to average net assets (annualized)
 Expenses.....................................    1.76%    1.82%         1.98%
 Net investment income........................    2.63%    2.83%         2.27%
Portfolio turnover rate.......................      92%      92%          101%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one full year is not annualized and does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Equity Income Fund (the "Fund", formerly American Capital Equity Income Fund, Inc.) is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment com-pany. The Fund seeking as its primary objective, the highest possible income consistent with safety of principal by investing primarily in income producing equity and debt securities issued by a wide range of companies in many differ-ent industries.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities, listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the mar-ket price of investments. There is a risk that the market movement of such in-struments may not be in the direction forecasted. Note 3- Investment Activity contains additional information.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an ac-count in the name of the broker, the funds agent in acquiring the futures posi-tion. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of secu-rities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

-------------------------------------------------------------------------------

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. EQUALIZATION-At December 31, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of re-demptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, which was $99,049, was reclassified to capital surplus. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

-------------------------------------------------------------------------------

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue debt discounts are amortized over the life of the security. Premi-ums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $15,383 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $1,360,426.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $313,394 and $188,336, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. The Class B and Class C shares pay an additional fee up to
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $12.4 million and $205,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual re-newal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $8,056 during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.

-------------------------------------------------------------------------------
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $674,263,396 and $539,686,337, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $696,397,497. Net unrealized appreciation of invest-ments aggregated $106,722,581, gross unrealized appreciation of investments aggregated $112,562,445, and gross unrealized depreciation of investments ag-gregated $5,839,864.
  At the end of the period, the Fund held 102 long Standard & Poor's 500 Index futures contracts expiring in March 1996. The market value of such contracts was $31,540,950, and the unrealized depreciation was $524,008.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,416 plus a fee of $40 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $24,144.
  The trustees may participate in a voluntary Deferred Compensation Plan ("the Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended December 31
                                                       ------------------------
                                                          1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................  16,719,414   17,663,518
 Class B..............................................  21,177,056   29,471,357
 Class C..............................................   2,124,439    4,133,514
                                                       -----------  -----------
                                                        40,020,909   51,268,389
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................   3,676,431    1,805,958
 Class B..............................................   4,062,779    1,635,157
 Class C..............................................     336,096      161,557
                                                       -----------  -----------
                                                         8,075,306    3,602,672
                                                       -----------  -----------
Shares redeemed
 Class A.............................................. (11,541,742)  (6,664,087)
 Class B..............................................  (7,228,073)  (4,963,223)
 Class C..............................................  (1,610,373)    (871,369)
                                                       -----------  -----------
                                                       (20,380,188) (12,498,679)
                                                       -----------  -----------
Increase in shares outstanding........................  27,716,027   42,372,382
                                                       ===========  ===========

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 18, 1995, the reorganization became effective.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          VAN KAMPEN AMERICAN CAPITAL
                                 BALANCED FUND

                                October 28, 1996

                          VAN KAMPEN AMERICAN CAPITAL
                                 BALANCED FUND

 SUPPLEMENT DATED JANUARY 21, 1997, TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 28, 1996.

     The section of the Statement of Additional Information describing the Trustees and Officers is hereby updated by deleting Messrs. Hilsman, Miller and Woodside who are no longer Trustees of the Fund and inserting the following:

          Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees effective December 31, 1996.

                      STATEMENT OF ADDITIONAL INFORMATION

                   VAN KAMPEN AMERICAN CAPITAL BALANCED FUND

  Van Kampen American Capital Balanced Fund (the "Fund") seeks to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks, fixed-income securities, (including preferred stock, government securities, corporate debt securities and convertible securities) and cash and cash equivalents. There can be no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund (the "Prospectus") dated as of the date hereof. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust................................................................  B-2
Investment Policies and Restrictions..................................................  B-3
Additional Investment Considerations..................................................  B-4
Description of Securities Ratings.....................................................  B-14
Trustees and Officers.................................................................  B-20
Investment Advisory and Other Services................................................  B-28
Custodian and Independent Accountants.................................................  B-30
Portfolio Transactions and Brokerage Allocation.......................................  B-30
Tax Status of the Fund................................................................  B-31
The Distributor.......................................................................  B-31
Legal Counsel.........................................................................  B-32
Performance Information...............................................................  B-32
Independent Accountants' Report.......................................................  B-35
Financial Statements..................................................................  B-36
Notes to Financial Statements.........................................................  B-46

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996

                             THE FUND AND THE TRUST

  The Fund is a diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated May 10, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares at par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized under the name Van Kampen Merritt Balanced Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Balanced Fund.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

   2. Issue senior securities, enter into reverse repurchase agreements with banks or engage in dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in bank borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

   3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate (including real estate limited partnership interests), commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will normally be less than 100%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

LOWER GRADE SECURITIES

  The Fund may invest up to 20% of its assets in lower-grade fixed-income securities (not including convertible securities). Such lower grade securities are rated at least CC by Standard & Poor's Ratings Group ("S&P") or at least Ca by Moody's Investor Services, Inc. ("Moody's"). Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of such securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded by S&P or Moody's, or whose rating has been withdrawn.

  Because the Fund may invest in unrated fixed-income securities, achievement by the Fund of its investment objective may be more dependent upon the Adviser's investment analysis than would be the case if the Fund were investing exclusively in rated securities.

CONVERTIBLE SECURITIES

  Convertible securities are fixed income securities (such as bonds, debentures, notes and preferred stock) that may, at the holder's option, be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or in accordance with a prescribed formula. A convertible security entitles the holder to receive interest paid or accrued on convertible debt, or the dividend paid on convertible preferred stock, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, until converted, have the same general characteristics as other non-convertible, fixed income securities, insofar as they generally provide a stable stream of income with generally higher yields than those of common equity securities of the same or similar issuers. By permitting the holder to exchange its investment for common stock, convertible securities may also enable the investor to benefit from appreciation in the market price of the underlying common stock. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in a large measure upon the degree to which the convertible security sells based on its value as a fixed income security rather than that of the underlying common stock.

  As with other fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the value of a convertible security. The unique feature of the convertible security is that, as the market price of the underlying common stock declines, a convertible security tends to trade increasingly in a manner similar to a fixed income security, and may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock approaches or exceeds the conversion price, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly, although gains may be less for the convertible security than for the underlying common stock to the extent of any "conversion premium." A convertible security generally will sell at a premium over its conversion value (i.e., the security's worth, at market value, if converted into the underlying common stock) determined by the extent to which investors place value on the right to acquire the underlying common stock while holding the fixed income security. Thus, appreciation of the underlying common stock will result in substantial appreciation of the convertible security only after the conversion premium has been eliminated.

  Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to non-convertible, fixed income securities of the same issuer.

  The Adviser believes that the characteristics of convertible securities make them particularly appropriate vehicles to achieve the Fund's investment objective. Convertible securities have unique investment characteristics because
(i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. If the Fund surrenders the security for redemption, it will receive the face amount of the security, and possibly a redemption premium. However, the amount received may be less than the value of the security before the redemption. Moreover, since a call for redemption is most likely to occur in a declining interest rate environment, the Fund may not be able to earn as high a rate of return when it reinvests the proceeds. Selling or converting the security might be more advantageous than surrendering for redemption, but the reinvestment risk would remain. Before the Fund purchases a convertible security, it will review carefully the redemption provisions of the security.

  Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that convertible securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities. The Fund expects that many convertible securities which it purchases will be rated below investment grade. Such securities generally are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions that outweigh any quality and protective characteristics. See "Additional Investment Considerations -- Lower Grade Securities". Under current market conditions, not more than 35% of the Fund's total assets may be invested in all fixed income securities that are rated below investment grade, or if unrated, deemed by the Adviser to be of comparable quality.

  In selecting convertible securities for the Fund, the Adviser will consider the following factors, among others, (1) the Adviser's own evaluation of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stock; (5) the prices of the securities relative to other comparable securities; (6) whether the securities have unfavorable redemption provisions or are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers and industries; (8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned; and (9) whether the underlying common stock can be sold short, although the Fund is not limited to buying convertible securities the underlying common stock of which may be sold short.

MONEY MARKET INSTRUMENTS

  Money market instruments include (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Money Market Securities"), (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"), (c) commercial paper (including variable amount master demand notes) rated at least A-3 by S&P or Prime-3 by Moody's or, if not so rated, issued by a corporation which has outstanding debt obligations rated at least AA by S&P or Aa by Moody's and (d) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by S&P or Aa by Moody's. Money market securities are subject, however, to the limitation that they mature within one year of the date of their purchase or are subject to repurchase agreements maturing within one year. Government Money Market Securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and banker's acceptances of domestic banks (or Euro-dollar obligations of foreign branches of such domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as such accounts themselves.

  The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, in addition to the factors described in the Prospectus under the heading "Investment Objective and Policies," the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

STRATEGIC TRANSACTIONS.

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the

Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal . "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1   This highest category indicates that the degree of safety
             regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

        A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B     Issues rated "B" are regarded as having significant speculative characteristics.

        C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The Preferred stock ratings are based on the following considerations:

     1. Likelihood of payment-capacity and willingness to the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

     2. Nature of, and provisions of, the issue;

     3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA      A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as

  B       predominantly speculative with respect to the issuer's capacity to pay preferred

  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  C       A preferred stock rated "C" is a non-paying issue.

  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  NR:     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --Leading market positions in well-established industries.

     --High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issues rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of seven operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                             ESTIMATED         TOTAL
                                                            PENSION OR        ANNUAL       COMPENSATION
                                          AGGREGATE         RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                        COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                       BEFORE DEFERRAL      AS PART OF      REGISTRANT       AND FUND
                                            FROM            REGISTRANT         UPON       COMPLEX PAID TO
               NAME(1)                  REGISTRANT(2)      EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
-------------------------------------  ---------------   ----------------   -----------   ---------------
J. Miles Branagan....................      $ 6,250            $1,815          $ 6,500         $84,250
Dr. Richard E. Caruso................        2,875               -0-              -0-          57,250
Philip P. Gaughan....................        2,875               -0-              -0-          76,500
Linda Hutton Heagy...................        6,250               216            7,500          38,417
Dr. Roger Hilsman....................        6,250               -0-              -0-          91,250
R. Craig Kennedy.....................        7,000               146            7,500          92,625
Donald C. Miller.....................        7,000               -0-              -0-          94,625
Jack E. Nelson.......................        7,000               932            7,500          93,625
David Rees...........................        4,375               -0-              -0-          83,250
Jerome L. Robinson...................        7,000             2,065              -0-          89,375
Lawrence J. Sheehan..................        6,250               -0-              -0-          91,250
Dr. Fernando Sisto...................        6,250             2,952            2,500          98,750
Wayne W. Whalen......................        7,000               647            7,500          93,375
William S. Woodside..................        6,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $2,875; Ms. Heagy, $1,250; Mr. Kennedy, $7,000; Mr. Miller, $7,000; Mr. Nelson, $7,000; Mr. Rees, $2,750; Mr. Robinson, $7,000; Dr.
    Sisto, $0; and Mr. Whalen, $7,000. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $7,342; Ms. Heagy, $1,279; Mr. Kennedy, $15,714; Mr. Miller, $14,933; Mr.
    Nelson, $15,714; Mr. Rees, $4,292; Mr. Robinson, $15,133; Dr. Sisto, $0; and
    Mr. Whalen, $12,244. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the Outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                      AMOUNT OF
                                                                     OWNERSHIP AT      CLASS OF    PERCENTAGE OF
                   NAME AND ADDRESS OF HOLDER                      OCTOBER 17, 1996     SHARES       OWNERSHIP
----------------------------------------------------------------   ----------------    --------    -------------
Van Kampen American Capital Trust Company.......................        51,791             A           11.74%
  2800 Post Oak Blvd.                                                   56,293             B           10.20%
  Houston, TX 77056                                                      5,063             C            7.18%
Parker Hunter Incorporated FBO..................................        20,941             C           29.89%
  Frank Esparraguera IRA
  Parker/Hunter Custodian
  9 Glenview Avenue
  Oil City, PA 16301-2137
Parker Hunter Incorporated FBO..................................        18,534             C           26.27%
  Dolores M.L. Esparraguera IRA
  Parker/Hunter Custodian
  9 Glenview Avenue
  Oil City, PA 16301-2137
Donaldson Lufkin Jenrette.......................................         3,792             C            5.38%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P., are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized advisory expenses of $0 and $0, respectively.

OTHER AGREEMENTS

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $0 and $4,200, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $0 and $3,900, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to Funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the year ended June 30, 1996 and the period ended June 30, 1995, the Fund recognized expenses of approximately $7,100 and $5,900, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1995, the Fund recognized expenses under the Plans of $12,732, $58,308 and $4,287 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $10,718, $14,491 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the period ended June 30, 1995, the Fund reimbursed the Distributor $947, $1,820 and $0 for advertising expenses, and $1,288, $1,331 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $13,183, $70,267 and $8,345 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $10,558, $14,037 and $3,332 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION

FUND PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

BALANCED INVESTING

  The Adviser believes that various asset classes have performed differently overtime after adjusting for inflation. This performance difference among various asset classes is further reflected in the relative performance of certain market indices such as certificates of deposit, stock indices and bond indices.

  The Adviser believes a balanced approach to investing provides the opportunity to benefit from the differing performance described above and that an investment in a mutual fund which has a balanced investment objective forms a prudent part of an investor's portfolio.

CLASS A SHARES

  The average total return, including payment of the maximum sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1996 was 8.45% and (ii) the period from June 24, 1994 (the commencement of investment operations of the Fund) through June 30, 1996 was 9.89%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 20.98%.

CLASS B SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1996 was 10.25% and (ii) the period from June 24, 1994 (the commencement of investment operations of the Fund) through June 30, 1996 was 10.84%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 23.10%.

CLASS C SHARES

  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1996 was 13.25% and (ii) the period from June 24, 1994 (the commencement of operations of the Class C Shares) through June 30, 1996 was 12.38%.

  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1996 (as calculated in the Prospectus under the heading "Fund Performance") was 26.60%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Balanced Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 24, 1994 (commencement of investment operations) through June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Balanced Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from June 24, 1994 (commencement of investment operations) through June 30, 1995, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 2, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
COMMON STOCKS  52.5%
AEROSPACE & DEFENSE  0.6%
General Dynamics Corp..........................................    900     $    55,800
Rockwell International Corp....................................    700          40,075
                                                                           ------------
                                                                                95,875
                                                                           ------------
AUTOMOBILE  1.1%
Chrysler Corp..................................................    900          55,800
Daimler Benz SA (Germany)......................................    700          37,712
Fiat SA (Italy)................................................  1,600          27,200
General Motors Corp............................................    600          31,425
TRW Inc........................................................    300          26,963
                                                                           ------------
                                                                               179,100
                                                                           ------------
BANKING  2.7%
Bankamerica Corp...............................................    600          45,450
Bankers Trust NY Corp..........................................    400          29,550
Chase Manhattan Corp...........................................  1,800         127,125
Corporacion Bancaria De Espana - ADR (Spain)...................  3,500          77,000
Fleet Financial Group Inc......................................    800          34,800
Morgan, J.P. & Co. Inc.........................................  1,100          93,087
PNC Bank Corp..................................................    900          26,775
                                                                           ------------
                                                                               433,787
                                                                           ------------
BEVERAGE  0.3%
Anheuser Busch Cos., Inc.......................................    600          45,000
                                                                           ------------
BROADCAST, RADIO & TELEVISION  1.1%
Cox Communications Inc. (b)....................................  3,900          84,338
Tele Communications Inc. (b)...................................  4,900          88,812
                                                                           ------------
                                                                               173,150
                                                                           ------------
CAPITAL GOODS  0.5%
Cooper Industries Inc..........................................    700          29,050
Dover Corp.....................................................    400          18,450
Honeywell Inc..................................................    500          27,250
                                                                           ------------
                                                                                74,750
                                                                           ------------
CHEMICAL  1.8%
Betz Laboratories Inc..........................................  1,000          43,875
Dow Chemical Co................................................    900          68,400
Du Pont (E.I.) De Nemours Co...................................    300          23,738
Lyondell Petrochemical Co. ....................................  2,600          62,725
Praxair Inc. ..................................................  2,000          84,500
                                                                           ------------
                                                                               283,238
                                                                           ------------
CONSUMER DURABLES  1.8%
Alco Standard Corp. ...........................................    800          36,200

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
CONSUMER DURABLES (CONTINUED)
Caterpillar Inc. ..............................................    400     $    27,100
Cooper Tire & Rubber...........................................  1,500          33,375
Ingersoll Rand Co. ............................................  1,000          43,750
Johnson Controls Inc. .........................................    200          13,900
Masco Corp. ...................................................    800          24,200
Maytag Corp. ..................................................  1,600          33,400
Newell Co. ....................................................  1,500          45,937
Sunbeam Oster Inc. ............................................  2,100          30,975
                                                                           ------------
                                                                               288,837
                                                                           ------------
CONTAINERS, PACKAGING & GLASS  0.4%
Crown Cork & Seal Inc..........................................    800          36,000
Temple Inland Inc. ............................................    500          23,375
                                                                           ------------
                                                                                59,375
                                                                           ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING  0.5%
General Electric Co. ..........................................    915          79,148
                                                                           ------------
ELECTRIC UTILITIES  6.0%
Carolina Power & Light Co. ....................................    200           7,600
Central & South West Corp. ....................................  1,600          46,400
Cilcorp Inc. ..................................................    400          17,100
DTE Energy Co. ................................................  5,000         154,375
Florida Progress Corp. ........................................    800          27,800
FPL Group Inc. ................................................  1,400          64,400
Houston Industries Inc. .......................................  3,000          73,875
Idaho Power Co. ...............................................  1,800          56,025
Illinova Corp. ................................................  5,600         161,000
Minnesota Power & Light Co. ...................................    900          26,100
Northern STS Power Co. ........................................    400          19,750
Ohio Edison Co. ...............................................    300           6,563
Oklahoma Gas & Electric Co. ...................................    400          15,850
Pacificorp.....................................................  1,300          28,925
Peco Energy Co. ...............................................    980          25,480
Portland General Corp. ........................................  2,400          74,100
Southwestern Public Service Co. ...............................  1,300          42,412
Texas Utilities Co. ...........................................  1,300          55,575
Unicorn Corp. .................................................  1,400          39,025
                                                                           ------------
                                                                               942,355
                                                                           ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
ENERGY  1.1%
Norsk Hydro AS - ADR (Norway)..................................    900     $    43,987
Repsol SA - ADR (Spain)........................................  2,000          69,500
Total SA (France)..............................................  1,100          40,838
YPF Sociedad Anonima - ADR (Argentina).........................  1,100          24,750
                                                                           ------------
                                                                               179,075
                                                                           ------------
ENGINEERING & CONSTRUCTION  0.7%
Fluor Corp.....................................................    400          26,150
Foster Wheeler Corp............................................    800          35,900
J. Ray McDermott SA (b)........................................  1,900          47,500
                                                                           ------------
                                                                               109,550
                                                                           ------------
ENVIRONMENTAL  2.2%
Browning Ferris Industries Inc.................................  4,600         133,400
WMX Technologies Inc...........................................  6,500         212,875
                                                                           ------------
                                                                               346,275
                                                                           ------------
FINANCIAL SERVICES  0.9%
Bear Stearns Cos., Inc.........................................  2,625          62,016
Franklin Resources Inc.........................................    800          48,800
Great Western Financial Corp...................................  1,000          23,875
                                                                           ------------
                                                                               134,691
                                                                           ------------
FOOD  1.8%
CPC International Inc..........................................    300          21,600
Heinz, H.J. & Co...............................................  1,600          48,600
Quaker Oats Co.................................................    500          17,062
Sara Lee Corp..................................................    800          25,900
Unilever.......................................................  1,200         174,150
                                                                           ------------
                                                                               287,312
                                                                           ------------
HEALTHCARE  1.1%
Johnson & Johnson..............................................  1,000          49,500
Mallinckrodt Group Inc.........................................  3,300         128,288
                                                                           ------------
                                                                               177,788
                                                                           ------------
INSURANCE  3.2%
Aetna Life & Casualty Co.......................................  1,200          85,800
AFLAC Inc. ....................................................  1,200          35,850
Allmerica Financial Corp. .....................................    500          14,875
Allstate Corp. ................................................    900          41,062
AMBAC Inc. ....................................................    600          31,275
American Bankers Insurance Group...............................  1,500          65,437
American General Corp. ........................................    700          25,463
Cigna Corp. ...................................................    200          23,575

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
MBIA Inc. .....................................................    800     $    62,300
Providian Corp. ...............................................    600          25,725
St. Paul Cos., Inc. ...........................................    700          37,450
Sunamerica Inc.................................................    950          53,675
                                                                           ------------
                                                                               502,487
                                                                           ------------
LEISURE/ENTERTAINMENT  0.8%
International Game Technology..................................  1,600          27,000
Time Warner Inc. ..............................................  1,800          70,650
Trump Hotels & Casino Resorts (b)..............................  1,000          28,500
                                                                           ------------
                                                                               126,150
                                                                           ------------
MINING, STEEL, IRON & NON-PRECIOUS METAL  0.3%
Bethleham Steel Corp. (b)......................................  4,000          47,500
                                                                           ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.4%
Coastal Corp. .................................................  2,100          87,675
El Paso Natural Gas Co. .......................................    700          26,950
Pacific Enterprises............................................  4,900         145,162
Panenergy Corp. ...............................................  4,100         134,788
Sonat Inc. ....................................................  3,000         135,000
                                                                           ------------
                                                                               529,575
                                                                           ------------
OIL & GAS  4.1%
Amoco Corp. ...................................................    550          39,806
Atlantic Richfield Co. ........................................    300          35,550
British Petroleum PLC - ADR (UK)...............................    200          21,375
Burlington Resources Inc. .....................................    700          30,100
Chevron Corp. .................................................    600          35,400
Enron Oil & Gas Co. ...........................................    700          19,513
Exxon Corp. ...................................................    300          26,063
Louisiana Land & Exploration Co. ..............................    400          23,050
Mobil Corp. ...................................................    400          44,850
Noble Affiliates Inc. .........................................    800          30,200
Occidental Petroleum Corp. ....................................  1,900          47,025
Phillips Petroleum Co. ........................................    600          25,125
Pogo Producing Co. ............................................  1,100          41,937
Royal Dutch Petroleum Co. (Netherlands)........................    300          46,125
Schlumberger Ltd...............................................    300          25,275
Seagull Energy Corp. (b).......................................  1,500          37,500
Shell Transport & Trading PLC - ADR (UK).......................    400          35,200
Texaco Inc.....................................................    700          58,712

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
---------------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
USX Marathon Group.............................................  1,600     $    32,200
                                                                           ------------
                                                                               655,006
                                                                           ------------
PAPER  2.1%
Boise Cascade Corp.............................................  3,500         128,187
Champion International Corp....................................    600          25,050
Consolidated Papers Inc........................................    300          15,600
Georgia Pacific Corp...........................................    500          35,500
International Paper Co.........................................  1,400          51,625
Mead Corp......................................................    500          25,938
Willamette Industries Inc......................................    900          53,550
                                                                           ------------
                                                                               335,450
                                                                           ------------
PERSONAL & NON-DURABLE  1.4%
Bausch & Lomb Inc..............................................    400          17,000
Colgate Palmolive Co...........................................    700          59,325
Dial Corp......................................................  1,400          40,075
Kimberly Clark Corp............................................    400          30,900
Tambrands Inc..................................................  1,900          77,663
                                                                           ------------
                                                                               224,963
                                                                           ------------
PHARMACEUTICALS  3.7%
Abbott Labs....................................................  1,100          47,850
American Home Products Corp....................................  1,200          72,150
Astra AB - ADR (Sweden)........................................    600          26,250
Bristol Myers Squibb Co........................................  2,640         237,600
Merck & Co. Inc................................................    700          45,237
Schering Plough Corp...........................................    600          37,650
Smithkline Beecham PLC - ADR (UK)..............................    500          27,188
Warner Lambert Co..............................................  1,600          88,000
                                                                           ------------
                                                                               581,925
                                                                           ------------
PRINTING & PUBLISHING  0.3%
Gannett Inc....................................................    300          21,225
New York Times Co. ............................................    800          26,100
                                                                           ------------
                                                                                47,325
                                                                           ------------
RETAIL  2.4%
Dayton Hudson Corp.............................................    300          30,938
Dillard Department Stores Inc. ................................  2,100          76,650
Federated Department Stores Inc. (b)...........................  1,100          37,537
Harcourt General Inc. .........................................  1,200          60,000
Kroger Co. (b).................................................  1,500          59,250
Sears Roebuck & Co. ...........................................  1,300          63,212

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                            Shares    Market Value
 ------------------------------------------------------------------------------------
RETAIL (CONTINUED)
Toys R Us Inc. (b).............................................    900     $    25,650
Wal-Mart Stores Inc. ..........................................    700          17,763
                                                                           ------------
                                                                               371,000
                                                                           ------------
TECHNOLOGY  2.5%
3Com Corp. ....................................................    400          18,300
Avnet Inc. ....................................................  1,000          42,125
BMC Software Inc. (b)..........................................    400          23,900
Cadence Design Systems Inc. ...................................    600          20,250
Cisco Systems Inc. (b).........................................    500          28,312
Computer Associates International Inc. ........................    500          35,625
Gateway 2000 Inc. (b)..........................................    800          27,200
Intel Corp. ...................................................    200          14,688
International Rectifier Corp. (b)..............................  1,100          17,738
Lucent Technologies Inc. (b)...................................    500          18,937
Microsoft Corp. (b)............................................    200          24,025
Motorola Inc. .................................................    600          37,725
Newbridge Networks Corp. (b)...................................    200          13,100
SCI Systems Inc. (b)...........................................    600          24,375
Sun Guard Data Systems (b).....................................  1,300          52,162
                                                                           ------------
                                                                               398,462
                                                                           ------------
TELECOMMUNICATIONS  2.5%
Ameritech Corp. ...............................................    875          51,953
Bellsouth Corp. ...............................................    900          38,138
Ericsson L M Telephone Co. - ADR (Sweden)......................    900          19,350
Nynex Corp. ...................................................  2,400         114,000
Sprint Corp. ..................................................  1,000          42,000
Tele Danmark AS - ADR (Denmark)................................  3,900          98,962
Telefonica de Espana - ADR (Spain).............................    500          27,563
                                                                           ------------
                                                                               391,966
                                                                           ------------
TOBACCO  1.0%
Philip Morris Cos., Inc. ......................................  1,300         135,200
RJR Nabisco Holdings Corp. ....................................    800          24,800
                                                                           ------------
                                                                               160,000
                                                                           ------------
TRANSPORTATION  0.2%
Illinois Central Corp. ........................................  1,200          34,050
                                                                           ------------
TOTAL COMMON STOCKS............................................              8,295,165
                                                                           ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                           Security
                          Description                                      Market Value
 ------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY FIXED-INCOME SECURITIES (U.S.)  35.1%
Federal Home Loan Bank Corp. Series P2 ($1,000,000 par, 8.50% coupon,
02/08/02 maturity, S&P rating AAA).....................................    $ 1,027,850
U.S. Treasury Bond ($3,900,000 par, 7.25% coupon, 05/15/16 maturity)...      3,995,238
U.S. Treasury Note ($500,000 par, 7.50% coupon, 02/15/05 maturity).....        526,205
                                                                           -----------
TOTAL GOVERNMENT AND AGENCY FIXED-INCOME SECURITIES (U.S.).............      5,549,293
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  87.6%
  (Cost $13,472,057) (a)...............................................     13,844,458
SHORT-TERM INVESTMENTS AT AMORTIZED COST  11.5%
  Student Loan Marketing Disc Note ($1,820,000 par, yielding 5.45%,
  maturing 07/01/96)...................................................      1,820,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%............................        143,713
                                                                           -----------
NET ASSETS  100%.......................................................    $15,808,171
                                                                           ===========

(a) At June 30, 1996, cost for federal income tax purposes is $13,472,057; the aggregate gross unrealized appreciation is $699,999 and the aggregate gross unrealized depreciation is $327,598, resulting in net unrealized appreciation of $372,401.

(b) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $13,472,057) (Note 1).................  $13,844,458
Short-Term Investments (Note 1)..........................................    1,820,000
Cash.....................................................................        7,589
Receivables:
  Securities Sold........................................................      155,366
  Interest...............................................................       83,990
  Fund Shares Sold.......................................................       48,750
  Dividends..............................................................       19,904
Unamortized Organizational Expenses (Note 1).............................       47,648
                                                                           -----------
    Total Assets.........................................................   16,027,705
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................      149,688
  Distributor and Affiliates (Notes 2 and 5).............................       33,464
  Income Distributions...................................................       25,084
  Fund Shares Repurchased................................................        1,121
Deferred Compensation and Retirement Plans (Note 2)......................        9,722
Accrued Expenses.........................................................          455
                                                                           -----------
    Total Liabilities....................................................      219,534
                                                                           -----------
NET ASSETS...............................................................  $15,808,171
                                                                           ===========
NET ASSETS CONSIST OF:
Capital (Note 3).........................................................  $14,428,476
Accumulated Net Realized Gain on Securities..............................      999,594
Net Unrealized Appreciation on Securities................................      372,401
Accumulated Undistributed Net Investment Income..........................        7,700
                                                                           -----------
NET ASSETS...............................................................  $15,808,171
                                                                           ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $6,514,423 and 405,826 shares of capital stock issued and
    outstanding) (Note 3)................................................  $     16.05
    Maximum sales charge (5.75%* of offering price)......................          .98
                                                                           -----------
    Maximum offering price to public.....................................  $     17.03
                                                                           ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $8,227,046 and 512,997 shares of capital stock issued and
    outstanding) (Note 3)................................................  $     16.04
                                                                           ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $1,066,702 and 66,511 shares of capital stock issued and outstanding)
    (Note 3).............................................................  $     16.04
                                                                           ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................................  $  371,050
Dividends (Net of foreign withholding taxes of $2,156)....................     183,927
                                                                            ----------
    Total Income..........................................................     554,977
                                                                            ----------
EXPENSES:
Investment Advisory Fee (Note 2)..........................................      91,893
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $13,183, $70,267 and $8,345, respectively) (Note 5).....................      91,795
Custody...................................................................      82,553
Registration..............................................................      68,699
Printing..................................................................      41,455
Shareholder Services (Note 2).............................................      23,504
Audit.....................................................................      18,620
Amortization of Organizational Expenses (Note 1)..........................      16,045
Trustees Fees and Expenses (Note 2).......................................      12,699
Legal (Note 2)............................................................      11,966
Other.....................................................................       5,984
                                                                            ----------
    Total Expenses........................................................     465,213
    Less Fees Waived and Expenses Reimbursed ($91,893 and $236,400,
      respectively).......................................................     328,293
                                                                            ----------
      Net Expenses........................................................     136,920
                                                                            ----------
NET INVESTMENT INCOME.....................................................  $  418,057
                                                                            ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments..........................................  $1,765,158
                                                                            ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period.................................................     808,706
  End of the Period:
    Investments...........................................................     372,401
                                                                            ----------
Net Unrealized Depreciation on Securities During the Period...............    (436,305)
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............................  $1,328,853
                                                                            ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................................  $1,746,910
                                                                            ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Year Ended June 30, 1996 and the Period June 24, 1994
            (Commencement of Investment Operations) to June 30, 1995
--------------------------------------------------------------------------------

                                                                         From June 24, 1994
                                                                          (Commencement of
                                                        Year Ended     Investment Operations)
                                                       June 30, 1996      to June 30, 1995
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  418,057               $  375,863
Net Realized Gain/Loss on Securities..................     1,765,158                   (9,560)
Net Unrealized Appreciation/Depreciation on
  Securities..........................................      (436,305)                 808,706
                                                           ---------                ---------
Change in Net Assets from Operations..................     1,746,910                1,175,009
                                                           ---------                ---------
Distributions from Net Investment Income:
  Class A Shares......................................      (197,797)                (156,268)
  Class B Shares......................................      (216,743)                (177,438)
  Class C Shares......................................       (25,849)                 (13,922)
  Class D Shares......................................           -0-                      (49)
                                                           ---------                ---------
                                                            (440,389)                (347,677)
                                                           ---------                ---------
Distributions from Net Realized Gain on Securities
  (Note 1):
  Class A Shares......................................      (297,718)                     -0-
  Class B Shares......................................      (408,895)                     -0-
  Class C Shares......................................       (49,391)                     -0-
                                                           ---------                ---------
                                                            (756,004)                     -0-
                                                           ---------                ---------
Total Distributions...................................    (1,196,393)                     -0-
                                                           ---------                ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       550,517                  827,332
                                                           ---------                ---------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.............................     5,236,767               13,761,643
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       972,782                  264,667
Cost of Shares Repurchased............................    (3,021,589)              (2,789,668)
                                                           ---------                ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     3,187,960               11,236,642
                                                           ---------                ---------
TOTAL INCREASE IN NET ASSETS..........................     3,738,477               12,063,974
NET ASSETS:
Beginning of the Period...............................    12,069,694                    5,720
                                                           ---------                ---------
End of the Period (Including undistributed net
  investment income of $7,700 and $28,186,
  respectively).......................................   $15,808,171              $12,069,694
                                                         ===========              ===========

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Balanced Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund commenced investment operations on June 24, 1994, and has outstanding three classes of common shares, Classes A, B and C. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange shall be valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees or its delegate. Fixed income investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1996, there were no when issued or delayed delivery purchase commitments.

                                 June 30, 1996
--------------------------------------------------------------------------------

    A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $80,000. These costs are being amortized on a straight line basis over the 60 month period ending June 23, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes. Permanent book and tax basis differences relating to expenses that are not deductible for tax purposes totaling $1,846 were reclassified from accumulated undistributed net investment income to capital.

                                 June 30, 1996
--------------------------------------------------------------------------------

    For the year ended June 30, 1996, 14.3% of the distributions from net realized gains on securities was considered long-term capital gains for Federal income tax purposes. Since this distribution was made in December of 1995, it was reported to shareholders along with other 1995 calendar year distributions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $500 million......................................     .70 of 1%
Over $500 million.......................................     .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund incurred expenses of approximately $11,200 representing VKAC's cost of providing accounting, cash management and legal services to the Fund all of which was waived by VKAC.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent of the Fund. For the year ended June 30, 1996, the Fund incurred expenses of approximately $15,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit, all of which was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 106 shares each of Classes A, B and C.

                                 June 30, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1996, capital aggregated $5,958,597, $7,493,118 and $976,761 for
Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   160,539    $ 2,556,624
  Class B.......................................   149,768      2,395,715
  Class C.......................................    17,813        284,428
                                                  --------    -----------
Total Sales.....................................   328,120    $ 5,236,767
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    27,877    $   437,407
  Class B.......................................    33,104        518,661
  Class C.......................................     1,066         16,714
                                                  --------    -----------
Total Dividend Reinvestment.....................    62,047    $   972,782
                                                  ========    ===========
Repurchases:
  Class A.......................................   (91,336)   $(1,459,621)
  Class B.......................................   (96,683)    (1,543,634)
  Class C.......................................    (1,160)       (18,334)
                                                  --------    -----------
Total Repurchases...............................  (189,179)   $(3,021,589)
                                                  ========    ===========

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $4,424,914, $6,123,381 and $694,067 for
Classes A, B and C, respectively. For the period ended June 30, 1995, transactions were as follows:

                                                   SHARES          VALUE
------------------------------------------------------------------------
Sales:
  Class A......................................   375,263    $ 5,399,046
  Class B......................................   532,317      7,659,184
  Class C......................................    49,426        703,213
  Class D......................................        14            200
                                                 --------    -----------
Total Sales....................................   957,020    $13,761,643
                                                 ========    ===========
Dividend Reinvestment:
  Class A......................................     8,285    $   121,482
  Class B......................................     9,487        139,212
  Class C......................................       273          3,968
  Class D......................................       -0-              5
                                                 --------    -----------
Total Dividend Reinvestment....................    18,045    $   264,667
                                                 ========    ===========
Repurchases:
  Class A......................................   (74,902)   $(1,097,044)
  Class B......................................  (115,096)    (1,676,445)
  Class C......................................    (1,007)       (14,544)
  Class D......................................      (114)        (1,635)
                                                 --------    -----------
Total Repurchases..............................  (191,119)   $(2,789,668)
                                                 ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
               YEAR OF REDEMPTION                 CLASS B       CLASS C
------------------------------------------------------------------------
First...........................................    4.00%          1.00%
Second..........................................    3.75%           None
Third...........................................    3.50%           None
Fourth..........................................    2.50%           None
Fifth...........................................    1.50%           None
Sixth...........................................    1.00%           None
Seventh and Thereafter..........................     None           None

    For the period ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,100 and received CDSC on redeemed shares of approximately $31,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding U.S. Government Securities and short-term investments were $16,905,770 and $17,212,426, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $54,000.

                                                                      APPENDIX D

                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

                              FINANCIAL STATEMENTS
                           June 30, 1996 (Unaudited)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           DOMESTIC COMMON STOCK 63.4%
           CONSUMER DISTRIBUTION 5.5%
     115   Dillard Dept Stores Inc................................  $  4,197,500
    *313   Federated Dept Stores Inc..............................    10,681,125
      59   Gap Inc................................................     1,895,375
    *112   Gymboree Corp..........................................     3,416,000
      91   Home Depot Inc.........................................     4,914,000
     133   May Department Stores Co...............................     5,818,750
      87   Nordstrom Inc..........................................     3,871,500
      99   Sears Roebuck & Co.....................................     4,813,875
     104   Talbots Inc............................................     3,367,000
      61   Tandy Corp.............................................     2,889,875
    *144   Toys R Us Inc..........................................     4,104,000
     *88   Vons Companies Inc.....................................     3,289,000
                                                                    ------------
                                                                      53,258,000
                                                                    ------------
           CONSUMER DURABLES 2.1%
     166   Chrysler Corp..........................................    10,292,000
      22   Eastman Kodak Co.......................................     1,710,500
      36   General Motors Corp....................................     1,885,500
     105   Masco Corp.............................................     3,176,250
     240   Sunbeam Oster Inc......................................     3,535,575
                                                                    ------------
                                                                      20,599,825
                                                                    ------------
           CONSUMER NON-DURABLES 5.6%
      45   Campbell Soup Co.......................................     3,172,500
      90   Coca Cola Co...........................................     4,398,750
      40   Colgate Palmolive Co...................................     3,390,000
     *95   Donnkenny Inc..........................................     1,852,500
      23   Kellogg Co.............................................     1,684,750
     339   Nabisco Holdings Corp, Class A.........................    11,992,125
     137   Philip Morris Companies Inc............................    14,248,000
     127   Quaker Oats Co.........................................     4,333,875
      68   Ralston Purina Group...................................     4,360,500
     178   Rubbermaid Inc.........................................     4,850,500
                                                                    ------------
                                                                      54,283,500
                                                                    ------------
           CONSUMER SERVICES 2.9%
      96   Block (H & R) Inc......................................     3,132,000
     134   Deluxe Corp............................................     4,757,000
      51   Disney (Walt) Co.......................................     3,206,625
      57   Dun & Bradstreet Corp..................................     3,562,500
      68   McDonald's Corp........................................     3,179,000
      91   Omnicom Group..........................................     4,231,500

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
      47   Tribune Co.............................................  $  3,413,375
     165   Wendy's International Inc..............................     3,073,125
                                                                    ------------
                                                                      28,555,125
                                                                    ------------
           ENERGY 6.8%
      91   Amerada Hess Corp......................................     4,879,875
     193   Apache Corp............................................     6,344,875
     120   Burlington Resources Inc...............................     5,160,000
     108   Chevron Corp...........................................     6,372,000
     128   Exxon Corp.............................................    11,120,000
      65   Mobil Corp.............................................     7,276,913
     179   Pacific Enterprises....................................     5,302,875
     140   PanEnergy Corp.........................................     4,609,075
     183   Texaco Inc.............................................    15,332,350
                                                                    ------------
                                                                      66,397,963
                                                                    ------------
           FINANCE 10.3%
     203   Allstate Corp..........................................     9,261,875
      87   American International Group Inc.......................     8,580,375
     120   Bank America Corp......................................     9,090,000
      62   Beacon Properties Corp.................................     1,588,750
      54   Beneficial Corp........................................     3,030,750
      65   Chase Manhattan Corp...................................     4,590,625
      50   Citicorp...............................................     4,131,250
     150   Comerica Inc...........................................     6,693,750
     125   Debartolo Realty Corp..................................     2,015,625
      58   Duke Realty Investments Inc............................     1,754,500
     172   Everest Re Holdings....................................     4,450,500
     215   Federal National Mortgage Association..................     7,202,500
     100   First Bank System Inc..................................     5,800,000
     113   Fleet Financial Group Inc..............................     4,915,500
      30   Health Care Properties Investors Inc...................     1,012,500
     111   Horace Mann Educators Corp.............................     3,524,250
      56   MBIA Inc...............................................     4,361,000
      57   NationsBank Corp.......................................     4,709,625
      90   Student Loan Marketing Association.....................     6,660,000
     106   Travelers Group Inc....................................     4,859,062
      51   Weingarten Realty Investors............................     1,976,250
                                                                    ------------
                                                                     100,208,687
                                                                    ------------
           HEALTH CARE 4.0%
     119   Abbott Laboratories....................................     5,176,500
     *91   Amgen Inc..............................................     4,914,000

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
      54   Baxter International Inc...............................  $  2,551,500
      75   Bristol Myers Squibb Co................................     6,750,000
      58   Merck & Co., Inc.......................................     3,748,250
      86   Pfizer Inc.............................................     6,138,250
     152   Pharmacia & Upjohn Inc.................................     6,745,000
      41   Schering Plough Corp...................................     2,572,750
                                                                    ------------
                                                                      38,596,250
                                                                    ------------
           PRODUCER MANUFACTURING 5.1%
     115   Allied Signal Inc......................................     6,569,375
      75   Cooper Industries Inc..................................     3,112,500
      52   Fluor Corp.............................................     3,399,500
      89   Foster Wheeler Corp....................................     3,993,875
      97   General Electric Co....................................     8,390,500
     100   Honeywell Inc..........................................     5,450,000
      64   Illinois Tool Works Inc................................     4,328,000
     122   Stewart & Stevenson Services Inc.......................     2,775,500
      35   TRW Inc................................................     3,145,625
     150   WMX Technologies Inc...................................     4,912,500
      74   York International Corp................................     3,829,500
                                                                    ------------
                                                                      49,906,875
                                                                    ------------
           RAW MATERIALS/PROCESSING INDUSTRIES 4.5%
     143   Crown Cork & Seal Inc..................................     6,435,000
      66   Grace (WR) & Co........................................     4,677,750
      60   Hercules Inc...........................................     3,315,000
      86   Mead Corp..............................................     4,461,250
     239   Monsanto Co............................................     7,767,500
      56   Olin Corp..............................................     4,998,000
      49   Phelps Dodge Corp......................................     3,056,375
     129   Praxair Inc............................................     5,450,250
      69   Sigma Aldrich Corp.....................................     3,691,500
                                                                    ------------
                                                                      43,852,625
                                                                    ------------
           TECHNOLOGY 7.9%
     *38   BMC Software Inc.......................................     2,270,500
      86   Boeing Co..............................................     7,492,750
     *55   Cisco Systems Inc......................................     3,114,375
      76   Computer Associates International Inc..................     5,415,000
     *84   Dynatech Corp..........................................     2,730,000
    *201   General Instrument Corp................................     5,803,875
     118   General Signal Corp....................................     4,469,250
      29   Harris Corp............................................     1,769,000

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

        30 Hewlett Packard Co....................................   $  2,988,750
        65 Intel Corp............................................      4,773,437
        39 Linear Technology Corp................................      1,170,000
       *91 Loral Corp............................................      1,239,875
       129 Lucent Technologies Inc...............................      4,885,875
       *41 Microsoft Corp........................................      4,925,125
      *105 Newbridge Networks Corp...............................      6,877,500
        41 Oak Industries Inc....................................      1,220,550
        87 Perkin-Elmer Corp.....................................      4,197,750
      *148 Softkey International Inc.............................      2,802,750
      +*43 Tellabs Inc...........................................      2,875,625
       117 Xerox Corp............................................      6,259,500
                                                                    ------------
                                                                      77,281,487
                                                                    ------------
           TRANSPORTATION 1.0%
        88 Conrail Inc...........................................      5,841,000
        52 Union Pacific Corp....................................      3,633,500
                                                                    ------------
                                                                       9,474,500
                                                                    ------------
           UTILITIES 7.7%
       100 Allegheny Power Systems Inc...........................      3,087,500
        79 Ameritech Corp........................................      4,690,625
       178 AT & T Corp...........................................     11,036,000
        90 Cincinnati Bell Inc...................................      4,691,250
       158 CMS Energy Group......................................      4,878,250
       116 Duke Power Co.........................................      5,945,000
       107 Edison International..................................      1,887,637
       164 Frontier Corp.........................................      5,022,500
       110 GTE Corp..............................................      4,922,500
       220 Houston Industries Inc................................      5,417,500
       113 MCI Communications Corp...............................      2,895,625
       148 NIPSCO Industries Inc.................................      5,957,000
       253 Pacificorp............................................      5,629,250
       151 Peco Energy Co........................................      3,926,000
        51 Southern New England Telecommunications Corp..........      2,142,000
       121 Teleport Communications Group, Class A................      2,314,125
                                                                    ------------
                                                                      74,442,762
                                                                    ------------
           TOTAL DOMESTIC COMMON STOCK (Cost $529,307,850).......    616,857,599
                                                                    ------------

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                        Coupon  Maturity Market Value
-------------------------------------------------------------------------------
           FOREIGN COMMON STOCK 6.6%
       136 Adidas ADS (Germany).............................   $  5,712,000
       195 Argenteria Bancaria Espana ADR (Spain)...........      4,290,000
       102 Astra AB, Series A, ADR (Sweden).................      4,462,500
       170 Cable & Wireless, ADR (United Kingdom)...........      3,357,500
       186 Canadian National Railway (Canada)...............      3,417,750
       262 Canadian Pacific Ltd. (Canada)...................      5,764,000
      *120 Coca Cola Femsa, SA, ADS (Mexico)................      3,435,000
       160 Ericsson (LM), Class B, ADR (Sweden).............      3,440,000
        81 Magna International Inc, Class A (Canada)........      3,726,000
       156 National Power, ADR (United Kingdom).............      3,802,500
        91 Nokia Corp, ADS (Finland)........................      3,367,000
       129 PowerGen, PLC, ADR (United Kingdom)..............      2,676,750
        58 Royal Dutch Petroleum Corp., ADR (Netherlands)...      8,917,500
       157 Telefonos de Mexico, SA, ADR (Mexico)............      5,259,500
        61 Teva Pharmaceutical Ltd, ADR (Israel)............      2,310,375
                                                               ------------
           TOTAL FOREIGN COMMON STOCK (Cost $64,498,522)....     63,938,375
                                                               ------------
           CONVERTIBLE PREFERRED STOCK 2.8%
        85 Delta Air Lines Inc, $3.50.......................      5,355,000
       *74 Kmart Financing, 7.75%...........................      3,998,225
       *70 MFS Communications, 8.00%........................      4,445,000
        50 SCI Finance NV, LLC, 6.25%.......................      4,831,250
       104 Williams Companies Inc, $3.50....................      8,177,000
                                                               ------------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost
            $21,356,331)....................................     26,806,475
                                                               ------------

 Par
 Amount
 (000)
 ---------
           CORPORATE OBLIGATIONS 8.5%
           CONSUMER DISTRIBUTION 0.4%
 $ 4,000   May Department Stores...........    8.375% 08/01/24    4,075,200
                                                               ------------
           CONSUMER DURABLES 0.7%
   3,000   Ford Motor Co...................    9.000  09/15/01    3,256,860
   3,000   General Motors Corp.............    7.000  06/15/03    2,989,020
                                                               ------------
                                                                  6,245,880
                                                               ------------
           CONSUMER SERVICES 1.2%
   5,000   Cox Communications Inc..........    7.250  11/15/15    4,785,500
   3,000   Hertz Corp......................    7.000  04/15/01    3,018,600
   2,000   Tele Communications Inc.........    9.800  02/01/12    2,168,600
   1,500   Time Warner Entertainment Co....    9.625  05/01/02    1,657,260
                                                               ------------
                                                                 11,629,960
                                                               ------------
           ENERGY 2.6%
   5,000   Enron Corp......................    9.125  04/01/03    5,485,000
   4,000   Occidental Petroleum Corp.......   10.125  11/15/01    4,553,400

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
 $6,000 Sonat Inc..............................   6.875%  06/01/05 $ 5,879,520
  1,500 Texaco Capital Inc.....................   8.250   10/01/06   1,626,765
  5,500 Texas Eastern Transmission Corp........   8.250   10/15/04   5,858,380
  2,000 Western Atlas Inc......................   7.875   06/15/04   2,080,000
                                                                   -----------
                                                                    25,483,065
                                                                   -----------
        FINANCE 0.2%
  2,000 General Electric Capital Corp..........   8.900   09/15/04   2,234,220
                                                                   -----------
        PRODUCER MANUFACTURING 0.2%
  1,500 Reliance Electric Co...................   6.800   04/15/03   1,466,700
                                                                   -----------
        RAW MATERIALS/PROCESSING
        INDUSTRIES 2.2%
  5,000 Carter Holt Harvey Ltd.................   8.875   12/01/04   5,482,000
  5,000 Crown Cork & Seal Co...................   8.375   01/15/05   5,363,450
  5,000 Georgia Pacific Corp...................   9.500   05/15/22   5,306,750
  5,000 James River Corp.......................   8.375   11/15/01   5,277,200
                                                                   -----------
                                                                    21,429,400
                                                                   -----------
        TECHNOLOGY 0.4%
  4,000 Philips Electronics, NV (Netherlands)..   7.750   04/15/04   4,105,640
                                                                   -----------
        TRANSPORTATION 0.3%
  3,000 Union Pacific Corp.....................   7.600   05/01/05   3,054,900
                                                                   -----------
        UTILITIES 0.3%
  2,500 MCI Communications Corp................   7.125   01/20/00   2,533,400
                                                                   -----------
        TOTAL CORPORATE OBLIGATIONS
         (Cost $81,708,465)....................                     82,258,365
                                                                   -----------
        DOMESTIC CONVERTIBLE CORPORATE
        OBLIGATIONS 6.3%
        CONSUMER NON-DURABLES 0.9%
  8,000 Grand Metropolitan.....................   6.500   01/31/00   8,710,000
                                                                   -----------
        CONSUMER SERVICES 1.6%
 17,000 ADT Operations Inc.....................      (1)  07/06/10   9,222,500
     95 Merrill Lynch, STRYPES.................   6.000   06/01/99   2,080,240
  8,000 News American Holdings.................      (1)  03/11/13   3,860,000
                                                                   -----------
                                                                    15,162,740
                                                                   -----------
        ENERGY 0.3%
  2,710 Ensearch Corp..........................   6.375   04/01/02   2,625,313
                                                                   -----------
        FINANCE 0.6%
  1,100 American Travellers Corp...............   6.500   10/01/05   1,730,437
  3,600 Equitable Companies Inc................   6.125   12/15/24   4,050,000
                                                                   -----------
                                                                     5,780,437
                                                                   -----------
        HEALTH CARE 0.6%
  4,000 United Technologies Corp., PEN.........      (2)  09/08/97   5,760,000
                                                                   -----------
        RAW MATERIALS/PROCESSING
        INDUSTRIES 0.3%
  7,500 Rpm Inc................................      (1)  09/30/12   3,225,000
                                                                   -----------
        TECHNOLOGY 0.6%
     40 American Express Co, DECKS.............   6.250   10/15/96   2,628,534
     50 Salomon Inc, ELKS......................   6.500   02/01/97   3,311,103
                                                                   -----------
                                                                     5,939,637
                                                                   -----------
        TRANSPORTATION 0.6%
  5,000 Continental Airlines Inc...............   6.750   04/15/06   5,962,500
                                                                   -----------

                                               See Notes to Financial Statements

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                          Coupon  Maturity Market Value
----------------------------------------------------------------------------
          UTILITIES 0.8%
  $   105 Sprint Corp, DECKS........            8.250% 03/31/00 $  4,225,500
   11,000 U. S. Cellular Corp.......               (1) 06/15/15    3,740,000
                                                                ------------
                                                                   7,965,500
                                                                ------------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS
            (Cost $52,621,844)...............................     61,131,127
                                                                ------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 2.9%
    5,000 Aegon, NV (Netherlands)...            4.750  11/01/04    8,125,000
    9,000 MBL International                     3.000  11/30/02   10,496,250
          (Bermuda).................
   18,500 Roche Holdings Inc.                      (1) 04/20/10    7,885,625
          (Switzerland).............
    2,090 Sandoz Ltd.                           2.000  10/06/02    2,233,687
          (Switzerland).............
                                                                ------------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS
            (Cost $23,843,157)...............................     28,740,562
                                                                ------------
          UNITED STATES AGENCIES AND
          OBLIGATIONS 1.6%
    1,000 Federal Farm Credit Banks.            9.000  03/07/97    1,025,370
   15,000 United States Treasury
          Notes.....................            6.375  07/15/99   15,030,450
                                                                ------------
          TOTAL UNITED STATES AGENCIES AND OBLIGATIONS
           (Cost $15,941,406)................................     16,055,820
                                                                ------------
          SHORT-TERM
          INVESTMENTS 7.8%
          COMMERCIAL PAPER 2.1%
   20,000 General Electric Capital              5.560  07/01/96   19,990,733
          Corp......................
                                                                ------------
          REPURCHASE AGREEMENT 0.4%
    4,050 BA Securities, dated
          06/28/96 (collateralized
          by U.S. Government
          obligations in a pooled
          cash account) repurchase
          proceeds $4,051,839.......            5.450  07/01/96    4,050,000
                                                                ------------
          UNITED STATES AGENCIES AND
          OBLIGATIONS 5.3%
 **12,370 Federal Home Loan Banks...            5.106  07/11/96   12,351,139
 **16,715 Federal Home Loan Mtg
          Corp......................   5.313 to 5.338   Various   16,645,625
  **5,000 Federal National Mtg
          Association...............            5.332  07/25/96    4,963,333
 **18,000 Treasury Bills............   4.942 to 5.137   Various   17,821,863
                                                                ------------
                                                                  51,781,960
                                                                ------------
          TOTAL SHORT-TERM INVESTMENTS (Cost $75,829,031)....     75,822,693
                                                                ------------
 TOTAL INVESTMENTS (Cost $865,106,606) 99.9%.................    971,611,016
 OTHER ASSETS AND LIABILITIES, NET 0.1%......................      1,318,189
                                                                ------------
 NET ASSETS 100%.............................................   $972,929,205
                                                                ------------

*Non-income producing security
**Securities with a market value of $48.2 million were placed as collateral for futures contracts (see Note 1B)
+All or a portion of this security is subject to call options written (see Note
3)
(1) Liquid yield option note, zero coupon
(2) Zero coupon
DECKS--debt exchangeable for common stock, traded in shares
ELKS--equity linked security, traded in shares
PEN--pharmaceutical exchange note
STRYPES--structured yield product exchangeable for stock, traded in shares

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $865,106,606)..................  $971,611,016
Cash..............................................................        11,838
Receivable for investments sold...................................    14,707,833
Receivable for Fund shares sold...................................     3,869,767
Dividends and interest receivable.................................     3,818,228
Receivable for broker-variation margin............................       228,750
Other assets and receivables......................................        48,763
                                                                    ------------
 Total Assets.....................................................   994,296,195
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................    16,994,105
Payable for Fund shares purchased.................................     2,835,627
Due to Distributor................................................       694,138
Due to Adviser....................................................       312,281
Dividends payable.................................................       192,290
Due to shareholder service agent..................................       184,510
Deferred Trustees' compensation...................................        62,664
Options contracts written.........................................         9,021
Accrued expenses..................................................        82,354
                                                                    ------------
 Total Liabilities................................................    21,366,990
                                                                    ------------
NET ASSETS, equivalent to $6.51 per share for Class A and $6.49 per share for Class B and C shares...............................  $972,929,205
                                                                    ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 62,177,518 Class A,
 80,294,134 Class B, and 7,258,412
 Class C shares outstanding.......................................  $  1,497,301
Capital surplus...................................................   829,917,091
Undistributed net realized gain on securities.....................    33,963,504
Net unrealized appreciation of securities
 Investments......................................................   106,504,410
 Futures contracts................................................       375,829
 Options contracts written........................................           118
Undistributed net investment income...............................       670,952
                                                                    ------------
NET ASSETS........................................................  $972,929,205
                                                                    ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest............................................................ $7,961,629
Dividends...........................................................  7,280,821
                                                                     ----------
 Investment income.................................................. 15,242,450
                                                                     ----------
EXPENSES
Management fees.....................................................  1,744,759
Shareholder service agent's fees and expenses.......................  1,052,808
Accounting services.................................................    102,162
Service fees--Class A...............................................    434,254
Distribution and service fees--Class B..............................  2,346,802
Distribution and service fees--Class C..............................    214,447
Trustees' fees and expenses.........................................     27,612
Audit fees..........................................................     20,065
Custodian fees......................................................     20,550
Legal fees..........................................................      3,771
Reports to shareholders.............................................     60,000
Registration and filing fees........................................    109,377
State franchise taxes...............................................     13,105
Miscellaneous.......................................................     55,111
Retirement plan expense reimbursement (see Note 4)..................     (7,500)
                                                                     ----------
 Total expenses...................................................    6,197,323
                                                                     ----------
NET INVESTMENT INCOME.............................................    9,045,127
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
 Investments......................................................   32,753,478
 Futures contracts................................................    1,391,192
Net unrealized appreciation (depreciation) of securities during the period
 Investments......................................................     (787,931)
 Futures contracts................................................      899,837
 Options contracts................................................          118
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................   34,256,694
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $43,301,821
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                 Six Months Ended   Year Ended
                                                         June 30,   December 31,
                                                             1996          1995
--------------------------------------------------------------------------------
NET ASSETS, beginning of period................      $797,064,576  $509,399,385
                                                     ------------  ------------
OPERATIONS
 Net investment income.........................         9,045,127    19,041,032
 Net realized gain on securities...............        34,144,670    47,685,541
 Net unrealized appreciation of securities
  during the period............................           112,024   107,844,844
                                                     ------------  ------------
 Increase in net assets resulting from
 operations....................................        43,301,821   174,571,417
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A.......................................        (4,542,077)   (9,417,089)
 Class B.......................................        (4,265,600)   (8,073,838)
 Class C.......................................          (388,853)     (805,374)
                                                     ------------  ------------
                                                       (9,196,530)  (18,296,301)
                                                     ------------  ------------
 Net realized gain on securities
 Class A.......................................        (3,245,040)  (17,024,616)
 Class B.......................................        (4,079,005)  (19,392,670)
 Class C.......................................          (373,751)   (1,831,288)
                                                     ------------  ------------
                                                       (7,697,796)  (38,248,574)
                                                     ------------  ------------
  Total distributions..........................       (16,894,326)  (56,544,875)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A.......................................        78,546,665   100,960,071
 Class B.......................................       122,630,958   127,455,590
 Class C.......................................        11,976,991    12,700,237
                                                     ------------  ------------
                                                      213,154,614   241,115,898
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A.......................................         6,830,576    22,648,505
 Class B.......................................         7,610,781    25,073,357
 Class C.......................................           603,452     2,071,625
                                                     ------------  ------------
                                                       15,044,809    49,793,487
                                                     ------------  ------------
 Cost of shares redeemed
 Class A.......................................       (42,059,058)  (69,303,217)
 Class B.......................................       (31,702,756)  (42,499,849)
 Class C.......................................        (4,980,475)   (9,467,670)
                                                     ------------  ------------
                                                      (78,742,289) (121,270,736)
                                                     ------------  ------------
  Increase in net assets resulting from capital
  transactions.................................       149,457,134   169,638,649
                                                     ------------  ------------
INCREASE IN NET ASSETS.........................       175,864,629   287,665,191
                                                     ------------  ------------
NET ASSETS, end of period (including
  undistributed net investment income of
  $670,952 and $822,355, respectively).........      $972,929,205  $797,064,576
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                Class A
                             --------------------------------------------------
                             Six Months
                                  Ended        Year Ended December 31
                               June 30,  --------------------------------------
                                   1996    1995    1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period..................      $ 6.31  $ 5.16  $ 5.55  $ 5.15  $ 4.83  $ 4.00
                                 ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income.........         .11     .25     .27     .25    .255     .26
 Expenses..................        (.03)   (.05)   (.06)   (.06)   (.05)  (.045)
                                 ------  ------  ------  ------  ------  ------
Net investment income......         .08     .20     .21     .19    .205    .215
Net realized and unrealized
 gain (loss) on securities.        .254   1.458   (.317)  .6055     .31     .83
                                 ------  ------  ------  ------  ------  ------
Total from investment
operations.................        .334   1.658   (.107)  .7955    .515   1.045
                                 ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
(see Note 1F)
 Net investment income.....       (.077)  (.188) (.1855)  (.168)  (.195)  (.215)
 Net realized gain on
 securities................       (.057)   (.32) (.0975) (.2275)     --      --
                                 ------  ------  ------  ------  ------  ------
Total distributions........       (.134)  (.508)  (.283) (.3955)  (.195)  (.215)
                                 ------  ------  ------  ------  ------  ------
Net asset value, end of
period.....................      $ 6.51  $ 6.31  $ 5.16  $ 5.55  $ 5.15  $ 4.83
                                 ------  ------  ------  ------  ------  ------
TOTAL RETURN (/1/).........       5.34%  32.57%  (1.98%) 16.00%  10.72%  26.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions).................      $404.7  $349.9  $240.5  $187.6  $123.8  $103.1
Average net assets
(millions).................      $377.6  $292.4  $214.4  $152.1  $109.6  $ 93.7
Ratios to average net
assets (annualized)(/2/)
 Expenses..................        .95%    .95%   1.02%   1.06%   1.01%   1.02%
 Expenses, without expense
 reimbursement.............        .95%      --      --      --      --      --
 Net investment income.....       2.48%   3.43%   3.60%   3.33%   3.95%   4.88%
 Net investment income,
  without expense
  reimbursement............       2.48%      --      --      --      --      --
Portfolio turnover rate....         52%     92%     92%    101%     74%     80%
Average commission rate per
 equity stock traded.......      $0.047      --      --      --      --      --

(1) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(2) See Note 4.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                 Class B
                               ------------------------------------------------
                                    Six                                  May 1,
                                 Months                               1992(/1/)
                                  Ended   Year Ended December 31        through
                               June 30,  ---------------------------    Dec 31,
                                   1996     1995     1994  1993(/2/)  1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period......................    $ 6.30  $  5.16  $  5.55    $  5.15     $ 4.83
                                 ------  -------  -------    -------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment income...........       .11      .25      .21        .24        .16
 Expenses....................      (.06)    (.10)    (.08)      (.10)      (.06)
                                 ------  -------  -------    -------     ------
Net investment income........       .05      .15      .13        .14        .10
Net realized and unrealized
 gain (loss) on securities...      .254    1.458    (.277)     .6155       .337
                                 ------  -------  -------    -------     ------
Total from investment
 operations..................      .304    1.608    (.147)     .7555       .437
                                 ------  -------  -------    -------     ------
LESS DISTRIBUTIONS FROM (see
 Note 1F)
 Net investment income.......     (.057)   (.148)    (.13)     (.128)     (.117)
 Excess of book-basis net in-
  vestment income............        --       --   (.0155)        --         --
 Net realized gain on securi-
  ties.......................     (.057)    (.32)  (.0975)    (.2275)        --
                                 ------  -------  -------    -------     ------
Total distributions..........     (.114)   (.468)   (.243)    (.3555)     (.117)
                                 ------  -------  -------    -------     ------
Net asset value, end of
 period......................    $ 6.49  $  6.30  $  5.16    $  5.55     $ 5.15
                                 ------  -------  -------    -------     ------
TOTAL RETURN (/3/)...........     4.86%   31.51%   (2.70%)    14.94%      9.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)..................    $521.1  $ 408.9  $ 242.0    $ 115.4     $ 13.3
Average net assets
 (millions)..................    $469.4  $ 312.6  $ 192.9    $  56.2     $  4.4
Ratios to average net assets
 (annualized)(/4/)
 Expenses....................     1.72%    1.75%    1.82%      1.89%      1.87%
 Expenses, without expense
  reimbursement..............     1.72%       --       --         --         --
 Net investment income.......     1.70%    2.62%    2.82%      2.45%      3.06%
 Net investment income,
  without expense
  reimbursement..............     1.70%       --       --         --         --
Portfolio turnover rate......       52%      92%      92%       101%        74%
Average commission rate per
equity stock traded..........    $0.047       --       --         --         --

(1)Commencement of offering of sales.
(2)Based on average month-end shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(4)See Note 4.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                       Class C
                                          -------------------------------------
                                               Six                      July 6,
                                            Months    Year Ended      1993(/1/)
                                             Ended    December 31       through
                                          June 30,  ----------------    Dec 31,
                                              1996     1995     1994  1993(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $ 6.30  $  5.16  $  5.55     $ 5.37
                                            ------  -------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................       .11      .25      .23        .11
 Expenses...............................      (.06)    (.10)    (.09)      (.05)
                                            ------  -------  -------     ------
Net investment income...................       .05      .15      .14        .06
Net realized and unrealized gain (loss)
 on securities..........................      .254    1.458    (.287)      .379
                                            ------  -------  -------     ------
Total from investment operations........      .304    1.608    (.147)      .439
                                            ------  -------  -------     ------
LESS DISTRIBUTIONS FROM (see Note 1F)
 Net investment income..................     (.057)   (.148)    (.14)     (.064)
 Excess of book-basis net investment in-
  come..................................        --       --   (.0055)        --
 Net realized gain on securities........     (.057)    (.32)  (.0975)     (.195)
                                            ------  -------  -------     ------
Total distributions.....................     (.114)   (.468)   (.243)     (.259)
                                            ------  -------  -------     ------
Net asset value, end of period..........    $ 6.49  $  6.30  $  5.16     $ 5.55
                                            ------  -------  -------     ------
TOTAL RETURN (/3/)......................     4.86%   31.51%   (2.70%)     8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....    $ 47.1  $  38.3  $  26.9     $ 10.0
Average net assets (millions)...........    $ 42.9  $  31.9  $  21.8     $  3.4
Ratios to average net assets
 (annualized)(/4/)
 Expenses...............................     1.72%    1.76%    1.82%      1.98%
 Expenses, without expense
  reimbursement.........................     1.72%       --       --         --
 Net investment income..................     1.70%    2.63%    2.83%      2.27%
 Net investment income, without expense
  reimbursement.........................     1.70%       --       --         --
Portfolio turnover rate.................       52%      92%      92%       101%
Average commission rate per equity stock
traded..................................    $0.047       --       --         --

(1)Commencement of offering of sales.
(2)Based on average month-end shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(4)See Note 4.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)

--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES Van Kampen American Capital Equity Income Fund (the "Fund") is registered under the Investment Company Act of
1940, as amended, as a diversified, open-end man- agement investment company. The Fund seeking as its primary objective, the highest possible income consistent with safety of principal by investing pri- marily in income producing equity and debt securities issued by a wide range of companies in many different industries.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities, listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES AND OPTIONS CONTRACTS-Transactions in futures and options contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or call option (or the writing of a put op-tion) increases the impact on net asset value of changes in the market price of investments. There is a risk that the market movement of such instruments may not be in the direction forecasted. Note 3-Investment Activity contains addi-tional information.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an ac-count in the name of the broker, the Fund's agent in acquiring the futures po-sition. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of secu-rities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                  (Unaudited)

-------------------------------------------------------------------------------
  Call and Put Options--The Fund may write covered call options and collater-alized put options. Options written on futures contracts require initial mar-gin deposits. Options purchased are recorded as investments; options written
(sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or re-alized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the set-tlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the dif-ference between the premium and the cost to close the position is realized as a gain or loss.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

                                  (Unaudited)

-------------------------------------------------------------------------------

G. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue debt discounts are amortized over the life of the security. Premi-ums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Chief Accounting Officer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $5,589 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the ac-counting services expense was paid to the Adviser in reimbursement of person-nel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $880,763.
  The Fund was advised that Van Kampen American Capital Distributors, Inc.
(the "Distributor"), an affiliate of the Adviser, received $4,642,358, as its portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. The Class B and C shares pay an additional fee up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Dis-tributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approxi-mately $15.1 million and $137,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.

                                  (Unaudited)

-------------------------------------------------------------------------------
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $549,900,788 and $418,136,738, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $865,559,814. Net unrealized appreciation of invest-ments aggregated $106,051,202, gross unrealized appreciation of investments aggregated $119,024,801, and gross unrealized depreciation of investments ag-gregated $12,973,599.
  At the end of the period, the Fund held the following long Futures contracts expiring in September 1996 and Call options written:

FUTURES CONTRACTS

                                                             MARKET   UNREALIZED
 CONTRACTS SECURITY                                           VALUE APPRECIATION
--------------------------------------------------------------------------------
       122 S & P 500.................................   $41,284,800   $303,775
        30 Simex Nikkei 225 (Japan)..................     3,087,250     72,054
                                                        -----------   --------
                                                        $44,372,050   $375,829
                                                        -----------   --------

CALL OPTIONS WRITTEN

                                                              NUMBER OF
                                                              CONTRACTS PREMIUMS
--------------------------------------------------------------------------------
Beginning balance............................................         0   $    0
Written......................................................     3,700    9,139
                                                                  -----   ------
Ending balance...............................................     3,700   $9,139
                                                                  -----   ------

                                                             MARKET   UNREALIZED
 CONTRACTS SECURITY                                           VALUE APPRECIATION
--------------------------------------------------------------------------------
     3,700 Tellabs Inc. (expiring July 1996/exercise price
           $70)...........................................   $9,021         $118
                                                             ------         ----

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,579 plus a fee of $90 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $14,788.

                                  (Unaudited)

-------------------------------------------------------------------------------

  The Fund has a deferred compensation plan and a defined benefits retirement plan for its trustees not affiliated with the Adviser. These plans are not funded, and obligations under the plans will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the plans by any form of trust or escrow.
  Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Each trustee covered under the plan elects to earn on the deferred balances an amount equal to the total re-turn of the Fund or equal to the income earned by the Fund on its short-term investments.
  Under the retirement plan which became effective in January, 1996, benefits which are based on years of service will be received by the trustee for a ten year period. The maximum annual benefit for each trustee is $2,500. Retirement plan expenses for the period aggregated $7,500. During the calendar year 1996, the Adviser has agreed to reimburse the Fund for these plan expenses.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (Class A) or at the time of redemption on a contingent deferred basis (Class B and C). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and certain other class specific ex-penses. Realized and unrealized gains or losses, investment income and ex-penses (other than class specific expenses) are allocated to each class of shares based upon the relative proportion of net assets of each class. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.

                                  (Unaudited)

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                 SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30,  DECEMBER 31,
                                                             1996          1995
--------------------------------------------------------------------------------
Shares sold
 Class A........................................       12,183,094    16,719,414
 Class B........................................       19,096,253    21,177,056
 Class C........................................        1,864,644     2,124,439
                                                      -----------   -----------
                                                       33,143,991    40,020,909
                                                      -----------   -----------
Shares issued for distributions reinvested
 Class A........................................        1,067,713     3,676,431
 Class B........................................        1,194,367     4,062,779
 Class C........................................           94,686       336,096
                                                      -----------   -----------
                                                        2,356,766     8,075,306
                                                      -----------   -----------
Shares redeemed
 Class A........................................       (6,532,220)  (11,541,742)
 Class B........................................       (4,938,471)   (7,228,073)
 Class C........................................         (775,117)   (1,610,373)
                                                      -----------   -----------
                                                      (12,245,808)  (20,380,188)
                                                      -----------   -----------
Increase in shares outstanding..................       23,254,949    27,716,027
                                                      -----------   -----------

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

  (1)   -- (a)  First Amended and Restated Agreement and Declaration of Trust(72)
        -- (b)  Certificate of Amendment(72)
        -- (c)  Certificate of Designation for
                Van Kampen American Capital Equity Income Fund(72)
  (2)   -- Amended and Restated Bylaws(72)
  (4)   -- Form of Agreement and Plan of Reorganization for Van Kampen American Capital Equity
           Income Fund and the Van Kampen American Capital Equity Trust, on behalf of the Van
           Kampen American Capital Balanced Fund+
  (5)   -- Specimen Stock Certificate for:
        -- (a)  Class A Shares+

       --  (b)  Class B Shares+
       --  (c)  Class C Shares+
 (6)   --  Investment Advisory Agreement+
 (7)   --  (a)  Distribution and Service Agreement+
       --  (b)  Dealer Agreement+
       --  (c)  Broker Fully Disclosed Clearing Agreement+
       --  (d)  Bank Fully Disclosed Clearing Agreement+
 (9)   --  (a)  Custodian Agreement(a)
       --  (b)  Transfer Agency and Service Agreement(72)
(10)   --  (a)  Plan of Distribution pursuant to 12b-1+
       --  (b)  Service Plan+
(11)   --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to
                Van Kampen American Capital Equity Income Fund++
(12)   --  Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom
           (Illinois) relating to the Reorganization+++
(14)   --  (a)  Consent of Price Waterhouse LLP relating to
                Van Kampen American Capital Equity Income Fund+
       --  (b)  Consent of KPMG Peat Marwick LLP relating to
                Van Kampen American Capital Balanced Fund+
(16)   --  Power of Attorney+
(17)   --  (a)  Copy of 24f-2 Election of Registrant+
       --  (b)  Form of proxy card for Van Kampen American Capital Balanced
                  Fund+
       --  (c)  Prospectus of Van Kampen American Capital Balanced Fund
                  dated October 28, 1996++


---------------

   +Incorporated herein by reference to the Registrant's Registration Statement on Form N-14, File No. 333-18685, filed December 24, 1996.


  ++ Filed herewith.


 +++ To be filed by amendment.

 (a) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Van Kampen American Capital Global Managed Assets Fund, File No. 33-74024, filed May 6, 1994.
(72) Incorporated herein by reference to Post-Effective Amendment No. 72 to Registrant's Registration Statement on Form N1-A, File No. 2-15957, filed April 19, 1996.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 30TH DAY OF JANUARY, 1997.


                                          VAN KAMPEN AMERICAN CAPITAL
                                            EQUITY INCOME FUND

                                          By       /s/  RONALD A. NYBERG

                                            ------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON JANUARY 30, 1997.



                      SIGNATURE                                              TITLE
                      ---------                                              -----
            Principal Executive Officer:
              /s/  DENNIS J. MCDONNELL*                  President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

            Principal Financial Officer:
              /s/  EDWARD C. WOOD III*                   Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

                      Trustees:
               /s/  J. MILES BRANAGAN*                   Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/  LINDA HUTTON HEAGY*                   Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                    Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                /s/  JACK E. NELSON*                     Trustee
-----------------------------------------------------
                   Jack E. Nelson

              /s/  JEROME L. ROBINSON*                   Trustee
-----------------------------------------------------
                 Jerome L. Robinson

                /s/  FERNANDO SISTO*                     Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                    Trustee
-----------------------------------------------------
                   Wayne W. Whalen
------------
            * Signed by Ronald A. Nyberg pursuant to a power of attorney previously filed.

               /s/  RONALD A. NYBERG*                    January 30, 1997
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND


EXHIBIT
-------
 (11)      --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
               relating to Van Kampen American Capital Equity Income Fund
 (17)      --  (c)  Prospectus of Van Kampen American Capital Balanced Fund
                      dated October 28, 1996